                    TABLE OF CONTENTS

Letter to Shareholders.........................     1
Performance Results............................     3
Performance in Perspective.....................     4
Glossary of Terms..............................     5
Portfolio Management Review....................     6
Portfolio Highlights...........................     9
Portfolio of Investments.......................    10
Statement of Assets and Liabilities............    13
Statement of Operations........................    14
Statement of Changes in Net Assets.............    15
Financial Highlights...........................    16
Notes to Financial Statements..................    19
Report of Independent Accountants..............    25

UTLF ANR  8/98

                             LETTER TO SHAREHOLDERS

July 15, 1998

Dear Shareholder,

    As you may know, Van Kampen
American Capital is consolidating all
of the retail mutual funds that we
distribute under the single name of
Van Kampen Funds. This move
accompanies the change in our legal                       [PHOTO]
name to Van Kampen Funds Inc.
    You can be assured that the change
in your fund's name will not affect        DENNIS J. MCDONNELL AND DON G. POWELL
its management or daily operations.
You will begin seeing the application
of this change with this report. In addition, as of August 31, your fund will be listed in the daily newspapers by share class under the heading "Van Kampen Funds." For your convenience, we have enclosed a separate brochure that covers additional details related to these changes.

ECONOMIC OVERVIEW
    The U.S. economy continued to expand at a robust pace despite a deepening recession in a number of Asian nations. The nation's inflation-adjusted output of goods and services ran at 5.4 percent during the first quarter, an annualized rate considered by many economists to be virtually unsustainable without leading to inflation. As the reporting period ended, however, there were indications that the Asian financial crisis was finally having a moderating impact on the economy. Also, the Conference Board's index of leading indicators points toward a slowdown in economic growth later this year.
    Despite the generally solid pace of economic activity, inflation remained benign. Consumer prices rose by 1.7 percent during the 12 months through June, while producer prices actually declined during the same period. Falling commodity prices and the impact of the strong dollar helped to offset the inflationary implications of a tight labor market and strong consumer spending.
    While the Federal Reserve kept short-term interest rates steady at 5.5 percent during the reporting period, minutes from the central bank's May policy meeting indicated growing sentiment for tightening monetary policy if the drag from Asia does not slow the American economy on its own.

MARKET REVIEW
    U.S. stocks continued to post gains during the period, but the sharp variation in returns across industry groups reflected the growing impact of the Asian financial crisis on corporate profits. The Wilshire 5000 Index, consisting of all publicly traded U.S. companies, gained 14.68 percent during the first six months of 1998. Once again, most

                                                          Continued on page  two
of the strength was concentrated in large-capitalization companies, as the S&P 500 Index of large stocks returned 17.67 percent during the period compared to
4.93 percent for the Russell 2000 Index of small-cap issues. Even large stocks, however, fell back significantly beginning in April as the Asian crisis intensified.

    Companies with heavy exposure to domestic consumers benefited from a strong American economy, especially during the latter stages of the reporting period. Consumer cyclical stocks returned 28.94 percent during the first six months of 1998, compared to 6.35 percent for basic materials and 3.01 percent for energy issues. Eight of the ten top-performing industry groups during the second quarter were from consumer-related sectors. Meanwhile, the steep decline in energy and agricultural prices--a consequence of reduced demand from Asia--undermined the performance of commodity-related stocks. During the three months through June, five of the ten worst-performing industry sectors were from either energy, metals, or commodity-based industries.

OUTLOOK

    We believe economic growth in the United States is likely to slow in coming months as the impact of the Asian crisis becomes more apparent. As growth decelerates, corporate profits will come under pressure, especially among large companies. Given the difficult year-over-year earnings comparisons that will begin to appear in coming quarters, we caution investors not to expect a continuation of the large gains that have become almost routine for U.S. stocks in recent years. The high valuations and decelerating profit growth could limit returns in the equity market over the near term.

    Still, the overall environment for equities remains positive. Inflation is low, the economy continues to grow, the bond market is healthy, and monetary policy is stable. These characteristics usually support relatively high valuations in the stock market. We remain confident that the domestic equity asset class will continue to provide solid growth for investors with a long-term time horizon.

    Additional details about your fund, including a question-and-answer section with your portfolio management team, are provided in this report. As always, we are pleased to have the opportunity to serve you and your family through our diverse menu of quality investments.
Sincerely,

[SIG]
Don G. Powell

Chairman
Van Kampen Investment Advisory Corp.

[SIG]
Dennis J. McDonnell

President
Van Kampen Investment Advisory Corp.

             PERFORMANCE RESULTS FOR THE PERIOD ENDED JUNE 30, 1998

                            VAN KAMPEN UTILITY FUND

                                           A SHARES   B SHARES   C SHARES
   TOTAL RETURNS

One-year total return based on NAV(1)....    28.17%     27.20%     27.14%

One-year total return(2).................    20.82%     23.20%     26.14%

Life-of-Fund average annual total
return(2)................................    10.71%     10.98%     11.04%

Commencement date........................  07/28/93   07/28/93   08/13/93

(1)Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (5.75% for A shares) or contingent deferred sales charge for early withdrawal (4% for B shares and 1% for C shares).

(2)Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (A shares) or contingent deferred sales charge for early withdrawal (B and C shares).

See the Fund Performance section of the current prospectus. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. This performance was achieved during generally rising stock prices. Fund shares, when redeemed, may be worth more or less than their original cost.

Because the Fund concentrates investments in the utility industry, it may be more susceptible to any economic, political or regulatory occurrence effecting this industry. Foreign securities involve the risk of fluctuations in foreign exchange rates, future political and economic developments. Lower-rated securities are referred to as "junk bonds"' and are considered speculative with regards to payment of interest and principal.

Market forecasts provided in this report may not necessarily come to pass.

                 PUTTING YOUR FUND'S PERFORMANCE IN PERSPECTIVE

    As you evaluate your progress toward achieving your financial goals, it is important to track your investment portfolio's performance at regular intervals. A good starting point is a comparison of your investment holdings to an applicable benchmark, such as a broad-based market index. Such a comparison can:

    - Illustrate the general market environment in which your investments are being managed

    - Reflect the impact of favorable market trends or difficult market conditions

    - Help you evaluate the extent to which your Fund's management team has responded to the opportunities and challenges presented to them over the period measured

    For these reasons, you may find it helpful to review the chart below, which compares your Fund's performance to that of the Standard & Poor's 40 Utilities Index over time. As a broad-based, statistical composite, this index does not reflect any commissions which would be incurred by an Investor purchasing the securities it represents. Similarly, its performance does not reflect any other costs which would be applicable to an actively managed portfolio, such as that of the Fund.

       GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
       Van Kampen Utility Fund vs. Standard & Poor's 40 Utilities Index (July 28, 1993 through June 30, 1998)

                                   [GRAPH]

        Measurement Period               Van Kampen             S&P'S 40
       (Fiscal Year Covered)            Utility Fund        Utilities Index
7/28/93                                     9427                10000
8/31/93                                     9848                10443
9/30/93                                     9848                10504
10/31/93                                    9968                10441
11/30/93                                    9465                 9871
12/31/93                                    9696                 9908
1/31/94                                     9776                 9938
2/28/94                                     9442                 9333
3/31/94                                     8994                 9094
4/30/94                                     9102                 9274
5/31/94                                     8913                 8982
6/30/94                                     8730                 9093
7/31/94                                     9004                 9355
8/31/94                                     9120                 9285
9/30/94                                     8867                 9138
10/31/94                                    9040                 9172
11/30/94                                    8721                 8993
12/31/94                                    8742                 9128
1/31/95                                     8952                 9794
2/28/95                                     9120                 9734
3/31/95                                     9043                 9759
4/30/95                                     9221                10068
5/31/95                                     9476                10341
6/30/95                                     9490                10481
7/31/95                                     9626                10702
8/31/95                                     9740                10871
9/30/95                                    10228                11650
10/31/95                                   10329                11879
11/30/95                                   10561                11994
12/31/95                                   10988                12946
1/31/96                                    11149                13064
2/29/96                                    11018                12499
3/31/96                                    11020                12335
4/30/96                                    10939                12421
5/31/96                                    10939                12340
6/30/96                                    11382                12952
7/31/96                                    10876                12082
8/31/96                                    11121                12284
9/30/96                                    11203                12552
10/31/96                                   11684                13093
11/30/96                                   12112                13313
12/31/96                                   12191                13348
1/31/97                                    12376                13381
2/28/97                                    12353                13197
3/31/97                                    11911                12902
4/30/97                                    11856                12652
5/31/97                                    12354                13130
6/30/97                                    12884                13654
7/31/97                                    13229                13910
8/31/97                                    12876                13596
9/30/97                                    13606                14306
10/31/97                                   13700                14385
11/30/97                                   14553                15343
12/31/97                                   15324                16619
1/31/98                                    15260                15901
2/28/98                                    15610                16381
3/31/98                                    16773                17544
4/30/98                                    16383                17143
5/31/98                                    16188                16996
6/30/98                                    16514                17752


--------------------------------
Fund's Total Return
1 Year Avg. Annual     =  20.82%
3 Year Avg. Annual     =  17.92%
Inception Avg. Annual  =  10.71%
--------------------------------


The above chart reflects the performance of Class A shares of the Fund. The performance of Class A shares will differ from that of other share classes of the Fund because of the difference in sales charges and/or expenses paid by shareholders investing in the different share classes. The Fund's performance assumes reinvestment of all distributions and includes payment of the maximum sales charge (5.75% for A shares).

While past performance is not indicative of future performance, the above information provides a broader vantage point from which to evaluate the discussion of the Fund's performance found in the following pages.

                               GLOSSARY OF TERMS

DEREGULATION: The process of allowing utility companies to engage in open competition to offer customers new and expanded services, as ushered in by revised state legislation.

DOW JONES INDUSTRIAL AVERAGE (DJIA): The oldest and most widely recognized stock market average, which reflects the performance of 30 actively traded stocks of well-established, blue-chip companies.

FEDERAL FUNDS RATE: The interest rate charged by one financial institution lending federal funds to another. This overnight rate is used to meet banks' daily reserve requirements. The Federal Reserve Board uses the federal funds rate to affect the direction of interest rates.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, which is the central bank system of the United States. Its policy-making committee, called the Federal Open Market Committee, meets eight times a year to establish monetary policy and monitor the economic pulse of the U.S.

INFLATION: An economic state in which the money supply and business activity dramatically increase, accompanied by sharply rising prices. Inflation is widely measured by the Consumer Price Index, a leading economic indicator that measures the change in the cost of purchased goods and services.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting a fund's liabilities from its total assets and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charge.

P/E RATIO: The price-to-earnings ratio shows the "multiple" of earnings at which a stock is selling. The P/E ratio is calculated by dividing a stock's current price by its current earnings per share. A high multiple means that investors are optimistic about future growth and have bid up the stock's price.

REGIONAL BELL OPERATING COMPANIES (RBOCS): Local telephone service companies, formed in 1984 after the break-up of "Ma Bell." Sometimes referred to as LECs, or local exchange companies, RBOCs are currently able to compete with long-distance companies to offer long-distance and international calls.

REAL ESTATE INVESTMENT TRUSTS (REITS): Publicly traded companies that own, develop, and operate apartment complexes, hotels, office buildings, and other commercial properties.

VALUATION: The estimated or determined worth of a stock, based on financial measures such as the stock's current price relative to earnings, revenue, book value, and cash flow.

                          PORTFOLIO MANAGEMENT REVIEW
                            VAN KAMPEN UTILITY FUND

We recently spoke with the management team of the Van Kampen Utility Fund about the key events and economic forces that shaped the markets during the past 12 months. The team is led by Christine Drusch, portfolio manager, Matthew Hart, portfolio comanager, and Dennis J. McDonnell, president of the adviser. The following excerpts reflect their views on the Fund's performance during the fiscal year ended June 30, 1998.

Q     WHAT FACTORS HAD THE GREATEST IMPACT ON THE FUND DURING THE REPORTING
      PERIOD?

A Two opposing factors influenced the stock market and captured investors' attention. The currency crisis in Asia surfaced in the third quarter of 1997 and, in the course of the 12-month period, intermittently threatened to disrupt the U.S. market. In spite of what was happening across the ocean, the Dow Jones Industrial Average continued its climb, reaching new highs and wowing investors. In April, the Dow crept over the coveted 9,000-point mark, fluctuating within 200 points of the then-record high for the remainder of the period. Stocks were alternately buoyed by steady domestic economic growth and low inflation, and dashed by disappointing corporate earnings and concerns of further damage from international woes.
    In response to the volatility and confusion of this market, investors sought safety and quality in Treasuries and other defensive investments, such as utilities. In response, utility stocks turned in a very strong performance during the period, with the Dow Jones Utility Index hitting a record high of
293.87 points in June.

Q     HOW DID YOU MANAGE THE FUND IN RESPONSE TO THESE FACTORS?

A With interest rates falling throughout the period and a high premium on low volatility, we increased the Fund's allocation in bonds. By the end of the reporting period, 8.1 percent of the portfolio's assets were invested in bonds, reinforcing the Fund's defensive posturing. Among the equity holdings of the portfolio, we continued to search for opportunities for appreciation at lower multiples.
    We continued to decrease the Fund's position in the electric utility sector, as electric power companies struggled to meet abnormally high demand in the unseasonably warm spring and summer months. Additionally, some smaller power marketers defaulted on power delivery contracts with utilities. As a result of the defaults and sultry weather, power companies in the Midwest that had already suffered outages due to severe storms were largely unable to provide enough energy to meet demand. Foreshadowing what may occur in a deregulated utility industry, the supply of power became very constrained and companies were forced to buy electricity at enormous premiums from other generating companies. Many utilities were not able to recover the higher prices and suffered enormous losses. As a result, we shifted our focus to high-quality, well-integrated companies with proven track records of superior performance. Texas-based Enron benefited from this increased price volatility. Enron was able to deliver power to a high-demand customer base, and additionally reaped the benefits of their power trading ability.
    In the last six months of the reporting period, we maintained the Fund's position in energy. Due to weak commodity prices, natural gas companies were a negative force on the Fund's return. Although we reduced the Fund's holdings in this sector, we're still bullish about the long-term prospects for natural gas. There continues to be high demand for environmentally "clean" fuel. Additionally, natural gas fueled power plants can meet peak power demands more quickly than coal or nuclear power generating plants. Oil and gas distribution companies also suffered due to a combination of a drop in prices caused by oversupply, decreased demand from Asia, political turmoil among OPEC participants, and an unseasonably warm winter. However, we foresee energy companies finding solace from La Nina, the weather system that threatens to impose the opposite effects of El Nino.
    The Fund's best-performing industry was telecommunications, with international companies providing some of the highest returns. The introduction of wireless communications to foreign countries has presented significant opportunities for growth: installation is less expensive than for traditional fixed-phone lines, while demand has increased exponentially as more people around the globe use computers and access the Internet. However, fixed-wire networks are still more efficient in the transmission of large amounts of data, so telecommunications equipment firms and service providers have experienced increased growth in the face of higher demand. As a result, we increased the Fund's holdings in these high-margin, high-growth companies. For additional Fund portfolio highlights, please refer to page nine.

Q     HOW DID THE FUND PERFORM DURING THE FISCAL YEAR?

A For the 12-month period ended June 30, 1998, the Fund generated a total return of 28.17 percent(1) (Class A shares at net asset value). By comparison, the Standard & Poor's 40 Utilities Index returned 30.01 percent, while the Lipper Utility Fund Index returned 26.33 percent for the period. The S&P 40 Utilities Index is a broad-based, unmanaged index that reflects the general performance of utility stocks and does not reflect any commissions that would be paid by an investor purchasing the securities it represents. The Lipper Utility Fund Index reflects the average performance of utility funds and does not reflect any sales charges that would be paid by an investor purchasing the securities it represents. Please refer to the chart on page three for additional Fund performance results.

Q     WHAT IS YOUR OUTLOOK FOR THE MONTHS AHEAD?

A We expect the market to be challenging through the end of 1998. Although the Dow has continued to set new record highs, estimates for 1998 corporate profits have been reduced. However, even though the turmoil in
Asia is causing a slowdown in global economic growth, the economy at home is still relatively healthy. The job market is exceptionally tight, and while this has not had a significant impact in the reported wage inflation data, it is a reason for concern if continuing low unemployment gives rise to wage inflation. Meanwhile, the Fed has also expressed some concern about the level of appreciation in financial assets, particularly in the stock market. In spite of the fact that the forces that determine interest rates seem to be coming from all directions, our prediction is that the Fed may act to increase rates later this year. This action could cause the market to give back some of its recent gains, but, in the big picture, may forestall a return to an inflationary environment.
    Given our view on the broad equity market, we are conservatively constructive about utilities. The defensive characteristics of utility investments may make the Fund a good alternative for stock market investors who are wary of the record-high Dow. As the effects of ongoing deregulation give certain companies the opportunity to outperform while negatively impacting others, we will be appropriately selective in adding new securities to the portfolio. With a defensive portfolio of both stocks and bonds, we believe the Utility Fund is well positioned to face the challenges of this market.

[SIG]
Christine Drusch

Portfolio Manager

[SIG]
Matthew Hart

Portfolio Comanager

[SIG]
Dennis J. McDonnell

President
Van Kampen Investment Advisory Corp.

                                              Please see footnotes on page three

                              PORTFOLIO HIGHLIGHTS

                            VAN KAMPEN UTILITY FUND

PORTFOLIO HOLDINGS AS A PERCENTAGE OF LONG-TERM INVESTMENTS

                                                         PERCENTAGE OF
                                  TOP TEN HOLDINGS     THESE INVESTMENTS
                                AS OF JUNE 30, 1998    SIX MONTHS AGO(1)
Pinnacle West Capital Corp. ... 3.4%  ..............         3.2%
Cable & Wireless, PLC-ADR
  (United Kingdom)............. 3.4%  ..............         2.5%
BEC Energy..................... 3.3%  ..............          N/A
BellSouth Corp. ............... 3.0%  ..............         2.6%
CMS Energy Corp. .............. 2.9%  ..............         3.3%
Ameritech Corp. ............... 2.9%  ..............         2.6%
Firstenergy Corp............... 2.8%  ..............         2.7%
SBC Communications, Inc. ...... 2.8%  ..............         2.7%
Texas Utilities Co............. 2.8%  ..............         1.9%
Florida Progress Corp. ........ 2.6%  ..............         2.6%

N/A = Not Applicable

 TOP FIVE PORTFOLIO SECTORS AS A PERCENTAGE OF LONG-TERM INVESTMENTS

AS OF JUNE 30, 1998                     AS OF DECEMBER 31, 1997(1)
Electric Utilities...........  43.4%    Electric Utilities...........  44.0%
Telecommunications...........  36.9%    Telecommunications...........  33.4%
Oil, Gas, Pipeline and                  Oil, Gas, Pipeline and
  Distribution...............  14.9%    Distribution.................  13.3%
Natural Gas Pipeline and                Real Estate Investment
  Distribution...............   3.3%    Trusts.......................   4.3%
Cable Television.............   1.5%    Natural Gas Pipeline and
                                        Distribution.................   3.5%

 ASSET ALLOCATION AS A PERCENTAGE OF TOTAL ASSETS


AS OF JUNE 30, 1998                                                    AS OF DECEMBER 31, 1997(1)
Stocks....................................  86.4%                      Stocks....................................  87.1%
Bonds.....................................   8.1%                      Bonds.....................................   8.1%
Convertibles..............................   2.3%    PIE CHART         Convertibles..............................   1.0%   PIE CHART
Cash and Short-Term Investments...........   2.6%                      Cash and Short-Term Investments...........   3.3%
Other.....................................   0.6%                      Other.....................................   0.5%

(1)Unaudited

                            PORTFOLIO OF INVESTMENTS

                                 June 30, 1998

------------------------------------------------------------------------------------

                        Description                            Shares   Market Value
------------------------------------------------------------------------------------
COMMON AND PREFERRED STOCKS  89.4%
ELECTRIC UTILITIES  40.9%
BEC Energy  ................................................   120,000  $  4,980,000
Cinergy Corp. ..............................................    73,000     2,555,000
CMS Energy Group ...........................................    99,800     4,391,200
Consolidated Edison, Inc. ..................................    40,000     1,842,500
DTE Energy Co. .............................................    50,000     2,018,750
Edison International .......................................    26,200       774,538
Firstenergy Corp. ..........................................   138,000     4,243,500
Florida Progress Corp. .....................................    96,000     3,948,000
FPL Group, Inc. ............................................    36,800     2,318,400
GPU, Inc. ..................................................    85,675     3,239,586
Houston Industries, Inc. ...................................   114,800     3,544,450
Illinova Corp. .............................................    80,500     2,415,000
New Century Energies, Inc. .................................    79,000     3,589,562
Niagara Mohawk Power Corp. (a) .............................    45,700       682,644
OGE Energy Corp. ...........................................   144,000     3,888,000
Pinnacle West Capital Corp. ................................   111,600     5,022,000
Public Service Co. of New Mexico ...........................   110,000     2,495,625
Sierra Pacific Resources ...................................   100,000     3,631,250
Southern Co. ...............................................    87,100     2,411,581
Texas Utilities Co. ........................................    73,800     3,071,925
Wisconsin Energy Corp. .....................................    51,400     1,561,275
                                                                        ------------
                                                                          62,624,786
                                                                        ------------
NATURAL GAS PIPELINE AND DISTRIBUTION  3.3%
Consolidated Natural Gas Co. ...............................    33,000     1,942,875
National Fuel Gas Co. NJ ...................................    31,000     1,350,438
Wicor, Inc. ................................................    72,000     1,665,000
                                                                        ------------
                                                                           4,958,313
                                                                        ------------
OIL, GAS, PIPELINE AND DISTRIBUTION  12.6%
Coastal Corp. ..............................................    54,000     3,769,875
Columbia Energy Corp. ......................................    55,500     3,087,188
El Paso Energy Capital Trust 1 - Convertible Preferred .....    41,750     2,212,750
El Paso Natural Gas Co. ....................................   100,000     3,825,000
Enron Corp. ................................................    36,400     1,967,875
Nicor, Inc. ................................................    50,000     2,006,250
Southwest Gas Corp. ........................................   100,000     2,443,750
                                                                        ------------
                                                                          19,312,688
                                                                        ------------

                                               See Notes to Financial Statements

                                 June 30, 1998

------------------------------------------------------------------------------------
                        Description                            Shares   Market Value
------------------------------------------------------------------------------------
TELECOMMUNICATIONS  32.6%
Airtouch Communications, Inc. (a) ..........................    50,000  $  2,921,875
Ameritech Corp. ............................................    96,000     4,308,000
AT&T Corp. .................................................    38,600     2,205,025
Bell Atlantic Corp. ........................................    39,936     1,822,080
BellSouth Corp. ............................................    67,000     4,497,375
Cable & Wireless, PLC - ADR (United Kingdom) ...............   136,000     5,015,000
China Telecom - ADR (China) (a) ............................    82,000     2,834,125
Cincinnati Bell, Inc. ......................................    41,000     1,173,625
France Telecom - ADR (France) ..............................    20,000     1,391,250
Nextlink Communications Incorporated - Convertible
  Preferred, 144A - Private Placement (b) ..................    26,800     1,393,600
Portugal Telecom SA - ADR (Portugal) .......................    52,600     2,784,512
SBC Communications, Inc. ...................................   106,000     4,240,000
Sprint Corp. ...............................................    23,400     1,649,700
Tele Denmark A/S - ADR (Denmark) ...........................    50,000     2,356,250
Telecom Italia S.P.A. ......................................    37,000     2,719,500
Telecomunicacoes Brasileiras - ADR (Brazil) ................     8,000       873,500
Teleport Communications Group, Class A (a) .................    62,000     3,363,500
Telestra Corp. - ADR (Australia) (a) .......................    11,700       593,775
U.S. West, Inc. ............................................    81,000     3,807,000
                                                                        ------------
                                                                          49,949,692
                                                                        ------------
TOTAL COMMON AND PREFERRED STOCKS 89.4%...............................   136,845,479
                                                                        ------------

                                               See Notes to Financial Statements

                                 June 30, 1998
--------------------------------------------------------------------------------

 Par
Amount
(000)                      Description                     Coupon   Maturity  Market Value
------------------------------------------------------------------------------------------
         FIXED INCOME SECURITIES  8.1%
         CABLE TELEVISION  1.4%
$1,000   Continental Cablevision, Inc. ..................   8.300%  05/15/06  $  1,118,300
 1,000   Cox Communications, Inc. .......................   6.875   06/15/05     1,037,200
                                                                              ------------
                                                                                 2,155,500
                                                                              ------------
         ELECTRIC UTILITIES  1.4%
 1,000   Texas Utilities Electric Co. ...................   8.250   04/01/04     1,101,250
 1,000   Union Electric Co. .............................   7.375   12/15/04     1,072,855
                                                                              ------------
                                                                                 2,174,105
                                                                              ------------
         OIL, GAS, PIPELINE AND DISTRIBUTION  1.9%
 1,000   Enron Corp. ....................................   7.125   05/15/07     1,056,050
   500   Panhandle Eastern Pipeline Co. .................   7.875   08/15/04       545,450
   100   Texas Eastern Transmission Corp. ...............   8.000   07/15/02       106,429
 1,090   Texas Gas Transmission Corp. ...................   8.625   04/01/04     1,217,159
                                                                              ------------
                                                                                 2,925,088
                                                                              ------------
         TELECOMMUNICATIONS  3.4%
 1,000   360 Communications .............................   7.125   03/01/03     1,037,900
 1,000   Century Telephone Enterprises Inc. Senior Note
         Series F .......................................   6.300   01/15/08       989,800
   900   GTE Corp. ......................................   9.375   12/01/00       964,539
 1,000   Sprint Corp. ...................................   8.125   07/15/02     1,068,320
 1,000   Worldcom, Inc. .................................   7.750   04/01/07     1,084,680
                                                                              ------------
                                                                                 5,145,239
                                                                              ------------
TOTAL FIXED INCOME SECURITIES...............................................    12,399,932
                                                                              ------------
TOTAL LONG-TERM INVESTMENTS  97.5%
  (Cost $109,999,512).......................................................   149,245,411
SHORT-TERM INVESTMENTS  2.6%
  (Cost $4,034,383).........................................................     4,034,383
                                                                              ------------
TOTAL INVESTMENTS  100.1%
  (Cost $114,033,895).......................................................   153,279,794
LIABILITIES IN EXCESS OF OTHER ASSETS  (0.1%)...............................      (229,849)
                                                                              ------------
NET ASSETS  100.0%..........................................................  $153,049,945
                                                                              ============

(a) Non-income producing security as this stock currently does not declare dividends.
(b) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration which are normally transactions with qualified institutional buyers.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                                 June 30, 1998
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $114,033,895).......................  $153,279,794
Cash........................................................           808
Receivables:
  Fund Shares Sold..........................................       579,294
  Interest..................................................       204,653
  Dividends.................................................       189,773
Unamortized Organizational Costs............................         1,663
Other.......................................................         3,705
                                                              ------------
      Total Assets..........................................   154,259,690
                                                              ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................       460,096
  Fund Shares Repurchased...................................       307,442
  Distributor and Affiliates................................       182,341
  Investment Advisory Fee...................................        81,787
Trustees' Deferred Compensation and Retirement Plans........       107,012
Accrued Expenses............................................        71,067
                                                              ------------
      Total Liabilities.....................................     1,209,745
                                                              ------------
NET ASSETS..................................................  $153,049,945
                                                              ============
NET ASSETS CONSIST OF:
Capital.....................................................  $113,910,444
Net Unrealized Appreciation.................................    39,245,899
Accumulated Net Realized Loss...............................       (48,816)
Accumulated Distributions in Excess of Net Investment
  Income....................................................       (57,582)
                                                              ------------
NET ASSETS..................................................  $153,049,945
                                                              ============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $60,414,092 and 3,421,515 shares of
    beneficial interest issued and outstanding).............  $      17.66
    Maximum sales charge (5.75%* of offering price).........          1.08
                                                              ------------
    Maximum offering price to public........................  $      18.74
                                                              ============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $86,770,239 and 4,921,099 shares of
    beneficial interest issued and outstanding).............  $      17.63
                                                              ============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $5,865,614 and 332,912 shares of
    beneficial interest issued and outstanding).............  $      17.62
                                                              ============

*On sales of $50,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                        For the Year Ended June 30, 1998
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends...................................................    $ 4,260,507
Interest....................................................      1,219,948
                                                                -----------
    Total Income............................................      5,480,455
                                                                -----------
EXPENSES:
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $139,079, $835,949 and $52,350,
  respectively).............................................      1,027,378
Investment Advisory Fee.....................................        939,137
Shareholder Services........................................        298,606
Trustees' Fees and Expenses.................................         34,021
Custody.....................................................         27,417
Amortization of Organizational Costs........................         22,995
Legal.......................................................         16,828
Other.......................................................        194,077
                                                                -----------
    Total Expenses..........................................      2,560,459
                                                                -----------
NET INVESTMENT INCOME.......................................    $ 2,919,996
                                                                ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................    $ 5,691,843
                                                                -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................     12,907,034
  End of the Period:
    Investments.............................................     39,245,899
                                                                -----------
Net Unrealized Appreciation During the Period...............     26,338,865
                                                                -----------
NET REALIZED AND UNREALIZED GAIN............................    $32,030,708
                                                                ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................    $34,950,704
                                                                ===========

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                   For the Years Ended June 30, 1998 and 1997
--------------------------------------------------------------------------------

                                                              Year Ended       Year Ended
                                                             June 30, 1998    June 30, 1997
-------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income....................................     $  2,919,996    $   5,126,338
Net Realized Gain........................................        5,691,843       10,817,404
Net Unrealized Appreciation
  During the Period......................................       26,338,865        1,002,087
                                                              ------------    -------------
Change in Net Assets from Operations.....................       34,950,704       16,945,829
                                                              ------------    -------------
Distributions from Net Investment Income.................       (3,302,950)      (4,918,449)
Distributions in Excess of Net Investment Income.........          (58,293)             -0-
                                                              ------------    -------------
Distributions from and in Excess of Net Investment
  Income*................................................       (3,361,243)      (4,918,449)
                                                              ------------    -------------
Distributions from Net Realized Gain.....................      (13,156,292)      (1,861,394)
Distributions in Excess of Net Realized Gain.............         (125,726)             -0-
                                                              ------------    -------------
Distributions from and in Excess of Net Realized Gain*...      (13,282,018)      (1,861,394)
                                                              ------------    -------------
Return of Capital Distribution*..........................       (7,471,305)             -0-
                                                              ------------    -------------
Total Distributions......................................      (24,114,566)      (6,779,843)
                                                              ------------    -------------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES......       10,836,138       10,165,986
                                                              ------------    -------------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold................................       33,570,538       50,324,196
Net Asset Value of Shares Issued Through Dividend
  Reinvestment...........................................       21,003,724        5,538,900
Cost of Shares Repurchased...............................      (53,035,786)     (80,912,740)
                                                              ------------    -------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS.......        1,538,476      (25,049,644)
                                                              ------------    -------------
TOTAL INCREASE/DECREASE IN NET ASSETS....................       12,374,614      (14,883,658)
NET ASSETS:
Beginning of the Period..................................      140,675,331      155,558,989
                                                              ------------    -------------
End of the Period (Including accumulated undistributed
  net investment income of $(57,582) and $382,954,
  respectively)..........................................     $153,049,945    $ 140,675,331
                                                              ============    =============

                                                  Year Ended       Year Ended
           *Distributions by Class               June 30, 1998    June 30, 1997
-------------------------------------------------------------------------------
Distributions from and in Excess of Net
  Investment Income:
  Class A Shares.............................    $ (1,538,296)    $  (2,064,034)
  Class B Shares.............................      (1,714,845)       (2,700,742)
  Class C Shares.............................        (108,102)         (153,673)
                                                 ------------     -------------
                                                 $ (3,361,243)    $  (4,918,449)
                                                 ============     =============
Distributions from and in Excess of Net
  Realized Gain:
  Class A Shares.............................    $ (5,310,506)    $    (683,737)
  Class B Shares.............................      (7,494,154)       (1,114,278)
  Class C Shares.............................        (477,358)          (63,379)
                                                 ------------     -------------
                                                 $(13,282,018)    $  (1,861,394)
                                                 ============     =============
Return of Capital Distribution:
  Class A Shares.............................    $ (2,987,603)    $         -0-
  Class B Shares.............................      (4,215,072)              -0-
  Class C Shares.............................        (268,630)              -0-
                                                 ------------     -------------
                                                 $ (7,471,305)    $         -0-
                                                 ============     =============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                             From July 28, 1993
                                                                               (Commencement
                                                Year Ended June 30,            of Investment
                                       -------------------------------------   Operations) to
           Class A Shares               1998      1997      1996      1995     June 30, 1994
-----------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the
  Period.............................  $16.441   $15.298   $13.386   $12.906      $      14.300
                                        ------    ------    ------    ------             ------
Net Investment Income................     .429      .637      .538      .595               .479
Net Realized and Unrealized
  Gain/Loss..........................    3.909     1.317     2.077      .485            (1.513)
                                        ------    ------    ------    ------             ------
Total from Investment Operations.....    4.338     1.954     2.615     1.080            (1.034)
                                        ------    ------    ------    ------             ------
Less:
  Distributions from and in Excess of
    Net Investment Income............     .480      .610      .703      .600               .323
  Distributions from and in Excess of
    Net Realized Gain................    1.691      .201       -0-       -0-               .037
  Return of Capital Distribution.....     .951       -0-       -0-       -0-                -0-
                                        ------    ------    ------    ------             ------
Total Distributions..................    3.122      .811      .703      .600               .360
                                        ------    ------    ------    ------             ------
Net Asset Value, End of the Period...  $17.657   $16.441   $15.298   $13.386      $      12.906
                                        ------    ------    ------    ------             ------
Total Return (a).....................   28.17%    13.20%    19.93%     8.70%            (7.38%)*
Net Assets at End of the Period
  (In millions)......................    $60.4     $52.5     $57.7     $50.4              $51.5
Ratio of Expenses to Average Net
  Assets (b).........................    1.30%     1.41%     1.38%     1.34%              1.34%
Ratio of Net Investment Income to
  Average Net Assets (b).............    2.47%     4.03%     3.61%     4.55%              4.10%
Portfolio Turnover...................      23%      102%      121%      109%               102%*

*Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) For the years ended June 30, 1997 and 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

                                               See Notes to Financial Statements

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                                  From July 28, 1993
                                                                                    (Commencement
                                                   Year Ended June 30,              of Investment
                                          -------------------------------------     Operations) to
             Class B Shares                1998      1997      1996      1995       June 30, 1994
----------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the
  Period................................  $16.434   $15.296   $13.356   $12.880            $  14.300
                                          -------   -------   -------   -------            ---------
Net Investment Income...................     .309      .519      .426      .507                 .394
Net Realized and Unrealized Gain/Loss...    3.891     1.314     2.080      .461              (1.519)
                                          -------   -------   -------   -------            ---------
Total from Investment Operations........    4.200     1.833     2.506      .968              (1.125)
                                          -------   -------   -------   -------            ---------
Less:
  Distributions from and in Excess of
    Net Investment Income...............     .360      .494      .566      .492                 .258
  Distributions from and in Excess of
    Net Realized Gain...................    1.691      .201       -0-       -0-                 .037
  Return of Capital Distribution........     .951       -0-       -0-       -0-                  -0-
                                          -------   -------   -------   -------            ---------
Total Distributions.....................    3.002      .695      .566      .492                 .295
                                          -------   -------   -------   -------            ---------
Net Asset Value, End of the Period......  $17.632   $16.434   $15.296   $13.356            $  12.880
                                          =======   =======   =======   =======            =========
Total Return (a)........................   27.20%    12.30%    19.08%     7.80%              (8.02%)*
Net Assets at End of the Period
  (In millions).........................    $86.8     $83.3     $92.9     $81.0                $83.7
Ratio of Expenses to Average Net Assets
  (b)...................................    2.07%     2.17%     2.13%     2.05%                2.06%
Ratio of Net Investment Income to
  Average Net Assets (b)................    1.74%     3.27%     2.86%     3.84%                3.36%
Portfolio Turnover......................      23%      102%      121%      109%                 102%*

*Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) For the years ended June 30, 1997 and 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

                                               See Notes to Financial Statements

     The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                              From August 13, 1993
                                             Year Ended June 30,                (Commencement of
                                    -------------------------------------       Distribution) to
          Class C Shares             1998      1997      1996      1995           June 30, 1994
-----------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the
  Period..........................  $16.426   $15.290   $13.356   $12.868            $14.460
                                    -------   -------   -------   -------            -------
Net Investment Income.............     .308      .503      .470      .482               .330
Net Realized and Unrealized
  Gain/Loss.......................    3.887     1.328     2.030      .498             (1.627)
                                    -------   -------   -------   -------            -------
Total from Investment
  Operations......................    4.195     1.831     2.500      .980             (1.297)
                                    -------   -------   -------   -------            -------
Less:
  Distributions from and in Excess
    of Net Investment Income......     .360      .494      .566      .492               .258
  Distributions from and in Excess
    of Net Realized Gain..........    1.691      .201       -0-       -0-               .037
  Return of Capital
    Distribution..................     .951       -0-       -0-       -0-                -0-
                                    -------   -------   -------   -------            -------
Total Distributions...............    3.002      .695      .566      .492               .295
                                    -------   -------   -------   -------            -------
Net Asset Value, End of the
  Period..........................  $17.619   $16.426   $15.290   $13.356            $12.868
                                    =======   =======   =======   =======            =======
Total Return (a)..................   27.14%    12.37%    19.00%     7.88%             (9.11%)*
Net Assets at End of the Period
  (In millions)...................     $5.9      $4.9      $5.0      $1.3               $1.1
Ratio of Expenses to Average Net
  Assets (b)......................    2.06%     2.17%     2.13%     2.09%              2.05%
Ratio of Net Investment Income to
  Average Net Assets (b)..........    1.73%     3.23%     2.78%     3.80%              3.38%
Portfolio Turnover................      23%      102%      121%      109%               102%*

*Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) For the years ended June 30, 1997 and 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                                 June 30, 1998
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Utility Fund, formerly known as Van Kampen American Capital Utility Fund, (the "Fund") is organized as a series of the Van Kampen Equity Trust, a Delaware business trust and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to provide its shareholders with capital appreciation and current income, through investment in common stocks and income securities of companies engaged in the utilities industry. The Fund commenced investment operations on July 28, 1993, with two classes of common shares, Class A and Class B shares. The distribution of the Fund's Class C shares commenced on August 13, 1993.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Portfolio securities are valued by using market quotations or prices provided by market makers. Any securities for which current market quotations are not readily available are valued at their fair value as determined in good faith using procedures established by the Board of Trustees. Securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made. At June 30, 1998, there were no when issued or delayed delivery purchase commitments.

    The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account

                                 June 30, 1998
--------------------------------------------------------------------------------

along with other investment companies advised by Van Kampen Investment Advisory Corp. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INCOME AND EXPENSES--Dividend income is recorded on the ex-dividend date; interest income is recorded on an accrual basis. Bond discount is amortized over the expected life of each applicable security. Expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. ORGANIZATIONAL COSTS--The Fund has reimbursed Van Kampen Funds Inc. or its affiliates (collectively "Van Kampen") for costs incurred in connection with the Fund's organization in the amount of $115,000. These costs are being amortized on a straight line basis over the 60 month period ending July 28, 1998. The Adviser has agreed that in the event any of the initial shares of the Fund originally purchased by Van Kampen are redeemed by the Fund during the amortization period, the Fund will be reimbursed for any unamortized organizational costs in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

E. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    At June 30, 1998, for federal income tax purposes, cost of long- and short-term investments is $114,033,895; the aggregate gross unrealized appreciation is $39,446,984 and the aggregate gross unrealized depreciation is $201,085, resulting in net unrealized appreciation of $39,245,899.

F. DISTRIBUTION OF INCOME AND GAINS--The Fund declares and pays dividends quarterly from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains and gains on option and futures transactions. All short-term capital gains and a portion of option and futures gains are included as ordinary income for tax purposes.

                                 June 30, 1998
--------------------------------------------------------------------------------

    Due to inherent differences in the recognition of income, expenses and realized gains/losses under generally accepted accounting principles and for federal income tax purposes, permanent book and tax differences totaling $77,621 have been reclassified from capital with $711 posted to accumulated undistributed net investment income and $76,910 posted to accumulated net realized gain/loss. These differences relate to the character of gain/loss recognized on the sale of and distributions received from REIT's and the impact of the amortization of organizational costs on tax basis earnings and profits.

    For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended June 30, 1998. The Fund designated $3,489,274 as a 28% rate capital gain distribution and $5,162,114 as a 20% rate capital gain distribution. Shareholders were sent a 1997 Form 1099-DIV in January 1998 representing their proportionate share of the capital gain distribution to be reported on their 1997 income tax returns.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE NET ASSETS                                           % PER ANNUM
------------------------------------------------------------------------
First $500 million......................................     .65 of 1%
Next $500 million.......................................     .60 of 1%
Over $1 billion.........................................     .55 of 1%

    For the year ended June 30, 1998, the Fund recognized expenses of approximately $5,400 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    For the year ended June 30, 1998, the Fund recognized expenses of approximately $64,700 representing Van Kampen's cost of providing accounting and legal services to the Fund.

    Van Kampen Investor Services Inc. ("VKIS"), an affiliate of the Adviser, serves as the shareholder servicing agent of the Fund. For the year ended June 30, 1998, the Fund recognized expenses of approximately $212,500. Beginning in 1998, the transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

                                 June 30, 1998
--------------------------------------------------------------------------------

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per Trustee under the plan is $2,500.

    At June 30, 1998, Van Kampen owned 100 shares each of Classes A, B and C, respectively.

3. CAPITAL TRANSACTIONS

The Fund has outstanding three classes of shares of beneficial interest, Classes A, B and C each with a par value of $.01 per share. There are an unlimited number of shares of each class authorized.

    At June 30, 1998, capital aggregated $45,755,409, $63,746,069 and $4,408,966 for Classes A, B and C, respectively. For the year ended June 30, 1998, transactions were as follows:

                                                         SHARES        VALUE
--------------------------------------------------------------------------------
Sales:
  Class A..........................................     1,328,514   $ 22,835,462
  Class B..........................................       538,641      9,290,235
  Class C..........................................        83,771      1,444,841
                                                       ----------   ------------
Total Sales........................................     1,950,926   $ 33,570,538
                                                       ==========   ============
Dividend Reinvestment:
  Class A..........................................       540,406   $  8,897,389
  Class B..........................................       703,377     11,560,470
  Class C..........................................        33,229        545,865
                                                       ----------   ------------
Total Dividend Reinvestment........................     1,277,012   $ 21,003,724
                                                       ==========   ============
Repurchases:
  Class A..........................................    (1,639,476)  $(27,743,068)
  Class B..........................................    (1,388,187)   (23,874,869)
  Class C..........................................       (83,492)    (1,417,849)
                                                       ----------   ------------
Total Repurchases..................................    (3,111,155)  $(53,035,786)
                                                       ==========   ============

                                 June 30, 1998
--------------------------------------------------------------------------------

    At June 30, 1997, capital aggregated $44,783,868, $71,029,312 and $4,107,714 for Classes A, B and C, respectively. For the year ended June 30, 1997, transactions were as follows:

                                                         SHARES        VALUE
--------------------------------------------------------------------------------
Sales:
  Class A..........................................     2,620,830   $ 41,844,771
  Class B..........................................       496,213      7,650,734
  Class C..........................................        55,249        828,691
                                                       ----------   ------------
Total Sales........................................     3,172,292   $ 50,324,196
                                                       ==========   ============
Dividend Reinvestment:
  Class A..........................................       146,956   $  2,266,380
  Class B..........................................       203,976      3,135,954
  Class C..........................................         8,882        136,566
                                                       ----------   ------------
Total Dividend Reinvestment........................       359,814   $  5,538,900
                                                       ==========   ============
Repurchases:
  Class A..........................................    (3,344,356)  $(53,090,333)
  Class B..........................................    (1,709,336)   (26,459,861)
  Class C..........................................       (89,228)    (1,362,546)
                                                       ----------   ------------
Total Repurchases..................................    (5,142,920)  $(80,912,740)
                                                       ==========   ============

                                 June 30, 1998
--------------------------------------------------------------------------------

    Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). Class B shares will automatically convert to Class A shares after the eighth year following purchase. The CDSC will be imposed on most redemptions made within six years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                          CONTINGENT DEFERRED
                                                              SALES CHARGE
                YEAR OF REDEMPTION                         CLASS B    CLASS C
------------------------------------------------------------------------------
First..............................................          4.00%      1.00%
Second.............................................          3.75%       None
Third..............................................          3.50%       None
Fourth.............................................          2.50%       None
Fifth..............................................          1.50%       None
Sixth..............................................          1.00%       None
Seventh and Thereafter.............................           None       None

    For the year ended June 30, 1998, Van Kampen, as Distributor for the Fund, received net commissions on sales of the Fund's Class A shares of approximately $16,000 and CDSC on redeemed shares of approximately $181,300. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $32,564,835 and $51,249,647, respectively.

5. DISTRIBUTION AND SERVICE PLANS

    The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

    Annual fees under the Plans of up to .25% for Class A net assets and 1.00% each for Class B and Class C net assets are accrued daily. Included in these fees for the year ended June 30, 1998, are payments retained by Van Kampen of approximately $643,300.

                       REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Trustees and Shareholders of

Van Kampen Utility Fund:

We have audited the accompanying statement of assets and liabilities of Van Kampen Utility Fund (the "Fund"), including the portfolio of investments, as of June 30, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1998, by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Utility Fund as of June 30, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

                                                           KPMG Peat Marwick LLP
Chicago, Illinois
August 3, 1998

                                VAN KAMPEN FUNDS

EQUITY FUNDS
Domestic
   Aggressive Equity
   Aggressive Growth
   American Value
   Comstock
   Emerging Growth
   Enterprise
   Equity Growth
   Equity Income
   Growth
   Growth and Income
   Harbor
   Pace
   Real Estate Securities
   U.S. Real Estate
   Utility
   Value
International/Global
   Asian Growth
   Emerging Markets
   Global Equity
   Global Equity Allocation
   Global Managed Assets
   International Magnum
   Latin American

FIXED-INCOME FUNDS
Income
   Corporate Bond
   Global Fixed Income
   Global Government Securities
   Government Securities
   High Income Corporate Bond
   High Yield
   High Yield & Total Return
   Limited Maturity Government
   Short-Term Global Income
   Strategic Income
   U.S. Government
   U.S. Government Trust for Income
   Worldwide High Income
Tax Exempt Income
   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal
   Insured Tax Free Income
   Intermediate Term Municipal Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income
Capital Preservation and
Senior Loan Fund
   Prime Rate Income Trust
   Reserve
   Senior Floating Rate
   Tax Free Money

   To find out more about any of these funds, ask your financial adviser for a prospectus, which contains more complete information, including sales charges, risks, and expenses. Please read it carefully before you invest or send money.

   To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

   - visit our web site at
     WWW.VAN-KAMPEN.COM -- to view
     prospectuses, select Investors' Place,
     then Download a Prospectus

   - call us at 1-800-341-2911 weekdays
     from 7:00 a.m. to 7:00 p.m. Central
     time (Telecommunications Device for
     the Deaf users, call 1-800-421-2833)

   - e-mail us by visiting
     WWW.VAN-KAMPEN.COM and
     selecting Investors' Place

                            VAN KAMPEN UTILITY FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN
RICHARD M. DEMARTINI*
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
JACK E. NELSON
DON G. POWELL*
PHILLIP B. ROONEY
FERNANDO SISTO
WAYNE W. WHALEN*--Chairman

OFFICERS

DENNIS J. MCDONNELL*
  President

RONALD A. NYBERG*
  Vice President and Secretary

EDWARD C. WOOD, III*
  Vice President and Chief Financial Officer

CURTIS W. MORELL*
  Vice President and Chief Accounting Officer

JOHN L. SULLIVAN*
  Treasurer

TANYA M. LODEN*
  Controller

PETER W. HEGEL*
PAUL R. WOLKENBERG*
  Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN
INVESTMENT ADVISORY CORP.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR
SERVICES INC.
P.O. Box 418256
Kansas City, Missouri 64141-9256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG PEAT MARWICK LLP
Peat Marwick Plaza
303 East Wacker Drive
Chicago, Illinois 60601

   TAX NOTICE TO CORPORATE SHAREHOLDERS

For the Fiscal year ended June 30, 1998, 75.79% of the dividends taxable as ordinary income qualified for the 70% dividends received deduction for corporations. For the calendar year ended December 31, 1997, 66.83% of the dividends taxable as ordinary income qualified for the 70% dividends received deduction for corporations.

* "Interested" persons of the Fund, as defined in the Investment Company Act of 1940.

(C) Van Kampen Funds Inc., 1998 All rights reserved.

(SM) denotes a service mark of Van Kampen Funds Inc.
This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data. After December 31, 1998, the report, if used with prospective investors, must be accompanied by a quarterly performance update.

                            VAN KAMPEN UTILITY FUND

THIS PAGE INTENTIONALLY LEFT BLANK

                    TABLE OF CONTENTS

Letter to Shareholders...........................   1
Performance Results..............................   3
Performance in Perspective.......................   4
Glossary of Terms................................   5
Portfolio Management Review......................   6
Portfolio Highlights.............................   9
Portfolio of Investments.........................  10
Statement of Assets and Liabilities..............  15
Statement of Operations..........................  16
Statement of Changes in Net Assets...............  17
Financial Highlights.............................  18
Notes to Financial Statements....................  21
Report of Independent Accountants................  26

AGG ANR 8/98

                            LETTER TO SHAREHOLDERS




July 15, 1998

Dear Shareholder,
    As you may know, Van Kampen
American Capital is consolidating all
of the retail mutual funds that we                      [PHOTO]
distribute under the single name of
Van Kampen Funds. This move
accompanies the change in our legal
name to Van Kampen Funds Inc.
    You can be assured that the          DENNIS J. MCDONNELL AND DON G. POWELL
change in your fund's name will not
affect its management or daily
operations. You will begin seeing the
application of this change with this report. In addition, as of August 31, your fund will be listed in the daily newspapers by share class under the heading "Van Kampen Funds." For your convenience, we have enclosed a separate brochure that covers additional details related to these changes.

ECONOMIC REVIEW
    The U.S. economy continued to expand at a robust pace despite a deepening recession in a number of Asian nations. The nation's inflation-adjusted output of goods and services ran at 5.4 percent during the first quarter, an annualized rate considered by many economists to be virtually unsustainable without leading to inflation. As the reporting period ended, however, there were indications that the Asian financial crisis was finally having a moderating impact on the economy. Also, the Conference Board's index of leading indicators points toward a slowdown in economic growth later this year.
    Despite the generally solid pace of economic activity, inflation remained benign. Consumer prices rose by 1.7 percent during the 12 months through June, while producer prices actually declined during the same period. Falling commodity prices and the impact of the strong dollar helped to offset the inflationary implications of a tight labor market and strong consumer spending.
    While the Federal Reserve kept short-term interest rates steady at 5.5 percent during the reporting period, minutes from the central bank's May policy meeting indicated growing sentiment for tightening monetary policy if the drag from Asia does not slow the American economy on its own.

MARKET REVIEW
    U.S. stocks continued to post gains during the period, but the sharp variation in returns across industry groups reflected the growing impact of the Asian financial crisis on corporate profits. The Wilshire 5000 Index, consisting of all publicly traded U.S. companies, gained 14.68 percent during the first six months of 1998. Once again, most

                                                          Continued on page two
of the strength was concentrated in large-capitalization companies, as the S&P 500 Index of large stocks returned 17.67 percent during the period compared to
4.93 percent for the Russell 2000 Index of small-cap issues. Even large stocks, however, fell back significantly beginning in April as the Asian crisis intensified.
    Companies with heavy exposure to domestic consumers benefited from a strong American economy, especially during the latter stages of the reporting period. Consumer cyclical stocks returned 28.94 percent during the first six months of 1998, compared to 6.35 percent for basic materials and 3.01 percent for energy issues. Eight of the ten top-performing industry groups during the second quarter were from consumer-related sectors. Meanwhile, the steep decline in energy and agricultural prices--a consequence of reduced demand from Asia--undermined the performance of commodity-related stocks. During the three months through June, five of the ten worst-performing industry sectors were from either energy, metals, or commodity-based industries.

OUTLOOK
    We believe economic growth in the United States is likely to slow in coming months as the impact of the Asian crisis becomes more apparent. As growth decelerates, corporate profits will come under pressure, especially among large companies. Given the difficult year-over-year earnings comparisons that will begin to appear in coming quarters, we caution investors not to expect a continuation of the large gains that have become almost routine for U.S. stocks in recent years. The high valuations and decelerating profit growth could limit returns in the equity market over the near term.
    Still, the overall environment for equities remains positive. Inflation is low, the economy continues to grow, the bond market is healthy, and monetary policy is stable. These characteristics usually support relatively high valuations in the stock market. We remain confident that the domestic equity asset class will continue to provide solid growth for investors with a long-term time horizon.
    Additional details about your fund, including a question-and-answer section with your portfolio management team, are provided in this report. As always, we are pleased to have the opportunity to serve you and your family through our diverse menu of quality investments.

Sincerely,

[SIG]
Don G. Powell

Chairman
Van Kampen Investment Advisory Corp.

[SIG]
Dennis J. McDonnell

President
Van Kampen Investment Advisory Corp.

             PERFORMANCE RESULTS FOR THE PERIOD ENDED JUNE 30, 1998

                       VAN KAMPEN AGGRESSIVE GROWTH FUND

                                           A SHARES   B SHARES   C SHARES
 TOTAL RETURNS
One-year total return based on NAV(1)....   37.49%     36.37%      36.47%
One-year total return(2).................   29.55%     31.41%      35.46%
Life-of-Fund average annual total
return(2)................................   16.18%     17.37%      18.60%
Commencement date........................  05/29/96   05/29/96   05/29/96

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (5.75% for A shares) or contingent deferred sales charge for early withdrawal (5.00% for B and 1.00% for C shares).

(2) Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (A shares) or contingent deferred sales charge for early withdrawal (B and C shares).

See the Prior Performance section of the current prospectus. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. This performance was achieved during generally rising stock prices. Fund shares, when redeemed, may be worth more or less than their original cost.

The Fund invests in equity securities of small- and mid-sized companies. These types of companies may have limited product lines, markets or financial resources and their securities may be subject to more erratic market movements than those of larger companies. Foreign investments may magnify volatility due to changes in foreign exchange rates, the political and economic uncertainties in foreign countries, and the potential lack of liquidity, government supervision, and regulation.

Market forecasts provided in this report may not necessarily come to pass.

                 PUTTING YOUR FUND'S PERFORMANCE IN PERSPECTIVE

    As you evaluate your progress toward achieving your financial goals, it is important to track your investment portfolio's performance at regular intervals. A good starting point is a comparison of your investment holdings to an applicable benchmark, such as a broad-based market index. Such a comparison can:

    - Illustrate the general market environment in which your investments are being managed

    - Reflect the impact of favorable market trends or difficult market conditions

    - Help you evaluate the extent to which your Fund's management team has responded to the opportunities and challenges presented to them over the period measured

    For these reasons, you may find it helpful to review the chart below, which compares your Fund's performance to that of the Standard & Poor's 500-Stock Index and the Russell 2000 Stock Index over time. These indices are statistical composites and do not reflect any commissions which would be incurred by an investor purchasing the securities they represent. Similarly, their performance does not reflect any other costs which would be applicable to an actively managed portfolio, such as that of the Fund.

   GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
   Van Kampen Aggressive Growth Fund vs. Standard & Poor's 500-Stock Index and the Russell 2000 Stock Index (May 29, 1996 through June 30, 1998)

                                   [GRAPH]

                                  Van Kampen
     Measurement Period        Aggressive Growth   Standard & Poors       Russell 2000
    (Fiscal Year Covered)           Fund           500-Stock Index        Stock Index
    5/29/96                      9421                10000                  10000
    6/30/96                      9101                10097                   9589
    7/31/96                      8262                 9635                   8752
    8/31/96                      9051                 9816                   9260
    9/30/96                      9990                10407                   9622
    10/31/96                     9950                10678                   9474
    11/30/96                     9900                11462                   9864
    12/31/96                    10010                11273                  10122
    1/31/97                     10120                11964                  10325
    2/28/97                      8821                12035                  10074
    3/31/97                      8092                11577                   9599
    4/30/97                      8372                12253                   9626
    5/31/97                      9341                12971                  10697
    6/30/97                      9920                13594                  11155
    7/31/97                     11089                14656                  11674
    8/31/97                     11419                13814                  11941
    9/30/97                     12687                14611                  12815
    10/31/97                    11788                14107                  12252
    11/30/97                    11219                14736                  12173
    12/31/97                    11379                15029                  12386
    1/31/98                     11129                15181                  12191
    2/28/98                     12288                16251                  13092
    3/31/98                     13067                17120                  13632
    4/30/98                     13307                17276                  13707
    5/31/98                     12507                16951                  12969
    6/30/98                     13666                17684                  12996

------------------------------
Fund's Total Return
1 Year Avg. Annual    = 29.55%
Inception Avg. Annual = 16.18%
------------------------------

The above chart reflects the performance of Class A shares of the Fund. The performance of Class A shares will differ from that of other share classes of the Fund because of the difference in sales charges and/or expenses paid by shareholders investing in the different share classes. The Fund's performance assumes reinvestment of all distributions and includes payment of the maximum sales charge (5.75% for A shares).

While past performance is not indicative of future performance, the above information provides a broader vantage point from which to evaluate the discussion of the Fund's performance found in the following pages.

                               GLOSSARY OF TERMS

BLUE-CHIP STOCKS: Stocks of large, well-known companies that have a long record of growth. Examples of blue-chip stocks include General Motors, International Business Machines (IBM), Coca-Cola, and General Electric.

BOTTOM-UP INVESTING: A management style that emphasizes the analysis of individual stocks, rather than economic and market cycles.

DOW JONES INDUSTRIAL AVERAGE: The oldest and most widely recognized stock market average, which reflects the performance of 30 actively traded stocks of well-established, blue-chip companies.

GROWTH INVESTING: An investment strategy that seeks to identify stocks that tend to offer greater-than-average earnings growth. Growth stocks typically trade at higher prices than value stocks, due to their higher expected earnings growth.

LIQUIDITY: The ease with which an investor can buy or sell a stock at a reasonable price. Generally, it is easier to sell large-company stock than small-company stock.

MARKET CAPITALIZATION: The size of a company, as measured by the value of its stock. Morningstar, an independent mutual fund rating service, defines "small-cap" as less than $1 billion, "mid-cap" as between $1 billion and $5 billion, and "large-cap" as more than $5 billion.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting a fund's liabilities from its total assets and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charge.

STANDARD & POOR'S 500-STOCK INDEX: A broad-based measurement of changes in stock-market conditions based on the average performance of 500 widely held common stocks. The index, which tracks industrial, transportation, financial, and utility stocks, provides a guide to the overall health of the U.S. stock market. The S&P 500 is a much broader index than the Dow Jones Industrial Average and reflects the stock market more accurately.

VALUATION: The estimated or determined worth of a stock, based on financial measures such as the stock's current price relative to earnings, revenue, book value, and cash flow.

                          PORTFOLIO MANAGEMENT REVIEW
                       VAN KAMPEN AGGRESSIVE GROWTH FUND

We recently spoke to the management team of the Van Kampen Aggressive Growth Fund about the key events and economic forces that shaped the markets during the past year. The team includes Gary M. Lewis, portfolio manager, and Dennis J. McDonnell, president of the adviser. The following excerpts reflect their views on the Fund's performance during the year ended June 30, 1998.

   Q CAN YOU DESCRIBE THE STOCK MARKET ENVIRONMENT FOR THE FUND DURING THE REPORTING PERIOD?

   A The stock market was influenced by two opposing factors. On the home front, steady economic growth and low inflation provided a very favorable climate for stocks. However, a currency collapse in Southeast Asia threatened to slow the economies of countries around the world. The Dow Jones Industrial Average struggled through the last few months of 1997, trying to regain its momentum after being unsettled by the Asian crisis in October. The Dow recovered quickly and proceeded to hit record highs in early 1998. During the final months of the reporting period, the Dow remained relatively flat, fluctuating around the 9000 mark.
     Investors continued to favor large, well-established companies during the reporting period because of their uncertainty about how the Asian situation would influence the U.S. markets. Generally, large-capitalization companies made greater gains than small-cap firms did.

   Q GIVEN THESE EVENTS, WHAT WAS YOUR STRATEGY IN MANAGING THE FUND TO MEET ITS OBJECTIVE?

   A We consistently look for stocks with rising earnings expectations and rising valuations. We purchase stocks that we believe have the potential to outperform earnings estimates, and we sell them if their earnings estimates or valuations are declining. Using a bottom-up selection process, we evaluate securities one by one and make purchases wherever we find good opportunities. In other words, we don't require a certain percentage of the Fund's assets to be in any given industry.
     The stock market's preference for large companies during the reporting period presented a challenge for the Fund, which invests primarily in small and medium-sized growth companies. In addition, smaller stocks are volatile by nature and tend to struggle more than large stocks during periods of market uncertainty. For example, a minor setback to a large-cap stock--such as falling short of a quarterly earnings estimate--could be devastating to a small-cap stock. In this environment, we chose to keep larger, more liquid stocks in the biggest positions in the Fund. This strategy boosted performance and added some stability to the portfolio. Overall, however, smaller stocks dominated the portfolio.

   Q  WHICH AREAS OF THE MARKET HAD A SIGNIFICANT IMPACT ON THE FUND?

   A Although the technology sector was particularly erratic during the reporting period, prudent stock selection within this area contributed to strong Fund performance. Earlier this year, an oversupply of personal computers overwhelmed many areas of the technology industry, as the events in Asia put a cap on demand. Manufacturers that sell computers to retailers and wholesalers had to reduce production of new computers until inventory supply and consumer demand regained balance. We decreased our holdings in personal computers but maintained a large position in Dell Computer, whose stock price rose from $29 to $92 per share during the reporting period--a gain of more than 200 percent. Instead, we focused on areas of technology that were minimally affected by events in Asia, such as service (Yahoo!, America Online) and software (BMC Software, Compuware).
     The retail segment of the consumer distribution sector benefited from its limited exposure to Asia, as well as low unemployment, rising disposable income, and the flourishing housing market. One of our successes was Best Buy, a consumer electronics chain. During the reporting period, our stock selection process identified Best Buy as a candidate for the portfolio, despite market sentiment that the company was headed for bankruptcy. We purchased the stock, and since then Best Buy has cut costs to improve profitability and has enjoyed strong holiday sales. The result was an earnings surprise: its stock price jumped from $7 5/8 per share on June 30, 1997, to $34 3/4 per share a year later. Other strong performers in the retail sector were American Eagle Outfitters, a casual apparel manufacturer, and Staples, an office supply company.
     Finally, we had a substantial weighting in consumer services that included a number of radio stocks. Deregulation of the broadcasting industry has allowed individual companies to own an unrestricted number of radio and television stations. Consequently, a small number of broadcasting companies are dominating the advertising dollars in a given region and commanding higher advertising prices as they control a larger share of their markets. Many radio companies are thriving in this era of deregulation, and we were pleased with our holdings in Clear Channel Communications and Chancellor Media. Of course, not all stocks in the portfolio performed as favorably, and there is no guarantee that any of these stocks will perform as well in the future. For additional Fund portfolio highlights, please refer to page nine.

   Q  WHAT FACTORS HINDERED THE FUND'S PERFORMANCE?

   A The biggest disappointment was the energy sector, which had driven Fund performance upward through much of 1997. As we entered 1998, however, declining oil prices threatened the profitability of these stocks. The Fund's holdings were concentrated in oil service providers, and as oil prices dropped, the economics became less favorable for them to launch exploration projects. Earnings estimates for many service companies were eventually cut, and we began to decrease our weighting in this area last fall.
     A number of individual stocks had difficulties during the reporting period, including ESC Medical Systems. ESC is a medical device company that makes equipment for noninvasive treatment of certain skin problems. The stock appreciated more than

45 percent in the second half of 1997, but this year it has lost much of those gains. We no longer hold the stock in the portfolio. Other stocks that fell behind at some point during the past year included Suiza Foods (dairy products manufacturer and distributor), Airborne Freight (delivery service), Heftel Broadcasting (Spanish-language radio broadcasting), and Herman Miller (office furniture manufacturer). Each of these companies supported the Fund's performance at one time, but declining valuations prompted us to sell them during the period.

   Q  HOW DID THE FUND PERFORM DURING THE PAST YEAR?

   A The Fund performed very well, achieving a one-year total return of 37.49 percent(1) (Class A shares at net asset value) as of June 30, 1998. By comparison, the Standard & Poor's 500-Stock Index returned 30.09 percent, and the Russell 2000-Stock Index, which more closely resembles the Fund, returned 16.51 percent. The S&P 500-Stock Index is a broad-based, unmanaged index that reflects the general performance of the stock market, and the Russell 2000-Stock Index reflects the general performance of smaller-cap stocks. These indices are statistical composites that do not include any commissions that would be paid by an investor purchasing the securities or investments represented by these indices. Please refer to the chart on page three for additional Fund performance results.

   Q  WHAT IS YOUR OUTLOOK FOR THE FUND FOR THE NEXT SIX MONTHS?

   A We continue to view aggressive growth stocks as a promising area of the market. As we stated in your last report, small-cap stock valuations are at historically low levels, which could precipitate a number of favorable scenarios. First, low valuations have typically preceded a rebound in stock prices among small-cap stocks. Second, when small-cap valuations are comparatively low, these stocks have the potential to realize substantial earnings growth, while richly priced large caps may find it more difficult to achieve growth of the same magnitude. In fact, earnings estimates are currently in the double digits for small- and mid-cap stocks but single digits among large caps. Finally, if investors begin taking their money out of overvalued large stocks and putting their assets into lower-valued small caps, we could see a significant rebound in small-cap prices. With several factors in place that could fuel small-cap prices, we believe the Aggressive Growth Fund is well positioned in this market.

[SIG]
Dennis J. McDonnell

President
Van Kampen Investment Advisory Corp.

[SIG]
Gary M. Lewis

Portfolio Manager

                                              Please see footnotes on page three

                             PORTFOLIO HIGHLIGHTS

                       VAN KAMPEN AGGRESSIVE GROWTH FUND

PORTFOLIO HOLDINGS AS A PERCENTAGE OF LONG-TERM INVESTMENTS

                                                                                               PERCENTAGE OF
                                     TOP TEN HOLDINGS                                        THESE INVESTMENTS
                                    AS OF JUNE 30, 1998                                       SIX MONTHS AGO(1)
Dell Computer Corp................         2.9%           Dell Computer Corp................         2.8%
Transport World Entertainment                             Transport World Entertainment
  Corp............................         1.8%             Corp............................          N/A
American Disposal Services, Inc...         1.7%           American Disposal Services, Inc...         1.6%
Engineering Animation, Inc........         1.7%           Engineering Animation, Inc........         0.4%
Capital One Financial Corp........         1.6%           Capital One Financial Corp........         0.5%
Staples, Inc......................         1.6%           Staples, Inc......................          N/A
HBO & Co..........................         1.5%           HBO & Co..........................         1.3%
BMC Software, Inc.................         1.5%           BMC Software, Inc.................         0.9%
Clear Channel Communications,                             Clear Channel Communications,
  Inc.............................         1.4%             Inc.............................         1.2%
Bally Total Fitness Corp..........         1.4%           Bally Total Fitness Corp..........          N/A

N/A = Not Applicable

TOP FIVE PORTFOLIO SECTORS AS A PERCENTAGE OF LONG-TERM INVESTMENTS

                                           AS OF                                                                AS OF
                                       JUNE 30, 1998                                                    DECEMBER 31, 1997 (1)
Technology............................      36%                 Technology............................          29%
Consumer Distribution.................      17%                 Consumer Distribution.................          14%
Consumer Services.....................      14%                 Consumer Services.....................          14%
Finance...............................      11%                 Finance...............................           5%
Health Care...........................       5%                 Health Care...........................          13%

(1) Unaudited

                            PORTFOLIO OF INVESTMENTS

                                 June 30, 1998
--------------------------------------------------------------------------------

                        Description                           Shares     Market Value
-------------------------------------------------------------------------------------
COMMON AND PREFERRED STOCKS  97.8%
CONSUMER DISTRIBUTION  16.4%
Abacus Direct Corp. (a).....................................   45,000    $  2,337,188
Abercrombie & Fitch Co., Class A (a)........................   80,000       3,520,000
American Eagle Outfitters, Inc. (a).........................   52,500       2,024,531
Bally Total Fitness Corp. (a)...............................  105,000       3,780,000
Best Buy Co., Inc. (a)......................................   45,000       1,625,625
DM Management Co. (a).......................................   50,000       1,793,750
Finish Line, Inc., Class A (a)..............................   50,000       1,406,250
Jacor Communications, Inc., Class A (a).....................   30,000       1,770,000
Kohl's Corp. (a)............................................   25,000       1,296,875
Lason Holdings, Inc. (a)....................................   20,000       1,090,000
Lexmark International Group, Inc., Class A (a)..............   20,000       1,220,000
Lowe's Cos., Inc. ..........................................   60,000       2,433,750
Mens Wearhouse, Inc. (a)....................................   40,000       1,320,000
Pacific Sunwear of California (a)...........................   90,000       3,150,000
Party City Corp. (a)........................................   60,000       1,762,500
Proffitt's, Inc. (a)........................................   40,000       1,615,000
Stage Stores, Inc. (a)......................................   40,000       1,810,000
Staples, Inc. (a)...........................................  150,000       4,340,625
TJX Cos., Inc. .............................................   60,000       1,447,500
Transport World Entertainment Corp. (a).....................  115,000       4,959,375
Whole Foods Market, Inc. (a)................................   25,000       1,512,500
                                                                         ------------
                                                                           46,215,469
                                                                         ------------
CONSUMER DURABLES  1.3%
Mohawk Industries, Inc. (a).................................   50,000       1,584,375
Rent-Way, Inc. (a)..........................................   40,000       1,220,000
Smith (A. O.) Corp. ........................................   15,000         775,312
                                                                         ------------
                                                                            3,579,687
                                                                         ------------
CONSUMER NON-DURABLES  4.3%
Ashworth, Inc. (a)..........................................   50,000         693,750
Buckle, Inc. (a)............................................   45,000       1,327,500
Fossil, Inc. (a)............................................   90,000       2,238,750
Linens 'N Things, Inc. (a)..................................  100,000       3,056,250
Media Arts Group, Inc. (a)..................................   35,000         673,750
Pillowtex Corp. ............................................   40,000       1,605,000

                                               See Notes to Financial Statements

                                 June 30, 1998
--------------------------------------------------------------------------------

                        Description                           Shares     Market Value
-------------------------------------------------------------------------------------
CONSUMER NON-DURABLES (CONTINUED)
Twinlab Corp. (a)...........................................   60,000    $  2,621,250
                                                                         ------------
                                                                           12,216,250
                                                                         ------------
CONSUMER SERVICES  13.9%
American Disposal Services, Inc. (a)........................  100,000       4,687,500
Chancellor Media Corp. (a)..................................   50,000       2,482,813
Charles River Associates, Inc. (a)..........................   25,000         625,000
Clear Channel Communications, Inc. (a)......................   35,000       3,819,375
Consolidated Graphics, Inc. (a).............................   35,000       2,065,000
Family Golf Centers, Inc. (a)...............................   52,500       1,328,906
International Network Services (a)..........................   65,000       2,665,000
Labor Ready, Inc. (a).......................................  105,000       3,169,687
Macrovision, Corp. (a)......................................   35,000         835,625
Mail-Well, Inc. (a).........................................   60,000       1,301,250
Metris Cos., Inc............................................   45,000       2,868,750
Outdoor Systems, Inc. (a)...................................   78,750       2,205,000
PMT Services, Inc. (a)......................................   50,000       1,271,875
Pegasus Systems, Inc. (a)...................................   30,000         768,750
Provant, Inc. (a)...........................................   50,000         918,750
Romac International, Inc. (a)...............................   75,000       2,278,125
Select Appointments Holdings Plc. -- ADR (United Kingdom)
  (a).......................................................   25,000         737,500
Steiner Leisure Ltd. (a)....................................   67,500       2,041,875
Steven Myers & Associates, Inc. (a).........................   30,000         577,500
Tele-Communications, Inc., Class A (a)......................   40,000       1,552,500
Valassis Communications, Inc. (a)...........................   25,000         964,063
                                                                         ------------
                                                                           39,164,844
                                                                         ------------
ENERGY  2.0%
Cal Dive International, Inc. (a)............................   25,000         689,063
Core Laboratories N.V. -- ADR (Netherlands) (a).............   75,000       1,621,875
National Oilwell, Inc. (a)..................................   55,000       1,474,687
Stolt Comex Seaway S.A. -- ADR (United Kingdom) (a).........   20,000         350,000
Stolt Comex Seaway S.A. (a).................................   40,000         775,000
Varco International, Inc. (a)...............................   40,000         792,500
                                                                         ------------
                                                                            5,703,125
                                                                         ------------
FINANCE  10.8%
Capital One Financial Corp..................................   35,000       4,346,562
Dime Bancorp, Inc...........................................   40,000       1,197,500

                                               See Notes to Financial Statements

                                 June 30, 1998
--------------------------------------------------------------------------------

                        Description                           Shares     Market Value
-------------------------------------------------------------------------------------
FINANCE (CONTINUED)
Fidelity National Financial, Inc............................   60,000    $  2,388,750
First American Financial Corp...............................   10,000         900,000
Healthcare Financial Partners, Inc. (a).....................   45,000       2,759,063
LandAmerica Financial Group, Inc............................   45,000       2,576,250
Mercury General Corp........................................   20,000       1,288,750
National Commerce Bancorp...................................   35,000       1,465,625
Nationwide Financial Services, Inc., Class A................   35,000       1,785,000
North Fork Bancorp, Inc.....................................   52,500       1,282,969
Premier Bancshares, Inc.....................................   35,000         927,500
Protective Life Corp........................................   40,000       1,467,500
Providian Financial Corp....................................   40,000       3,142,500
ResortQuest International, Inc. (a).........................   50,000         815,625
Star Banc Corp..............................................   20,000       1,277,500
US Trust Corp...............................................   20,000       1,525,000
Zions Bancorp...............................................   25,000       1,328,125
                                                                         ------------
                                                                           30,474,219
                                                                         ------------
HEALTHCARE  5.3%
Barr Labs, Inc. (a).........................................   20,000         795,000
First Consulting Group (a)..................................   35,000         918,750
HBO & Co....................................................  120,000       4,230,000
Hooper Holmes, Inc..........................................   75,000       1,575,000
Icon Plc. -- ADR (United Kingdom) (a).......................   25,000         631,250
Medical Manager Corp. (a)...................................   75,000       2,071,875
MedQuist, Inc. (a)..........................................  120,000       3,465,000
NBTY, Inc. (a)..............................................   50,000         918,750
Professional Detailing, Inc. (a)............................   16,200         402,975
                                                                         ------------
                                                                           15,008,600
                                                                         ------------
PRODUCER MANUFACTURING  3.5%
Allied Waste Industries, Inc. (a)...........................  110,000       2,640,000
Eastern Environmental Services, Inc. (a)....................   90,000       3,060,000
North American Scientific, Inc. (a).........................   40,000         825,000
United Rentals, Inc. (a)....................................   80,000       3,360,000
                                                                         ------------
                                                                            9,885,000
                                                                         ------------
RAW MATERIALS/PROCESSING INDUSTRIES  0.9%
Safeskin Corp. (a)..........................................   65,000       2,673,125
                                                                         ------------

                                               See Notes to Financial Statements

                                 June 30, 1998
--------------------------------------------------------------------------------

                        Description                           Shares     Market Value
-------------------------------------------------------------------------------------
TECHNOLOGY  35.6%
America Online, Inc. (a)....................................   30,000    $  3,180,000
Applied Voice Technology, Inc. (a)..........................   70,000       1,610,000
Axent Technologies, Inc. (a)................................   60,000       1,837,500
BMC Software, Inc. (a)......................................   80,000       4,155,000
Cambridge Technology Partners, Inc. (a).....................   25,000       1,365,625
CBT Group Ltd. -- ADR (Ireland) (a).........................   50,000       2,675,000
Ciber, Inc. (a).............................................   45,000       1,710,000
Citrix Systems, Inc. (a)....................................   20,000       1,367,500
Com21, Inc. (a).............................................   30,000         637,500
Compuware Corp. (a).........................................   60,000       3,067,500
Dell Computer Corp. (a).....................................   85,000       7,889,062
Dendrite International, Inc. (a)............................   85,000       3,198,125
Documentum, Inc. (a)........................................   25,000       1,200,000
EMC Corp. (a)...............................................   70,000       3,136,875
Engineering Animation, Inc. (a).............................   75,000       4,575,000
Envoy Corp. (a).............................................   25,000       1,184,375
Geotel Communications Corp. (a).............................   75,000       3,056,250
Inktomi Corp. (a)...........................................   11,300         449,175
Inspire Insurance Solutions, Inc. (a).......................   45,000       1,496,250
JDA Software Group, Inc. (a)................................   25,000       1,093,750
Keane, Inc. (a).............................................   30,000       1,680,000
Kellstrom Industries, Inc. (a)..............................   60,000       1,738,125
Legato Systems, Inc. (a)....................................   60,000       2,340,000
Lernout & Hauspie Speech Products N.V. -- ADR
  (Netherlands) (a).........................................   60,000       3,581,250
Lucent Technologies, Inc....................................   45,000       3,743,437
Mercury Interactive Corp. (a)...............................   20,000         892,500
Metro Information Services, Inc. (a)........................   40,000       1,565,000
MICROS Systems, Inc. (a)....................................   48,000       1,588,500
Microstrategy, Inc., Class A (a)............................   50,000       1,412,500
Mindspring Enterprises, Inc. (a)............................   20,000       2,057,500
MMC Networks, Inc. (a)......................................   50,000       1,593,750
Network Solutions, Inc., Class A (a)........................   35,000       1,575,000
New Era Of Networks, Inc. (a)...............................   25,000         762,500
Peerless Systems Corp. (a)..................................   35,000         726,250
Platinum Software Corp. (a).................................   35,000         853,125
QuadraMed Corp. (a).........................................   50,000       1,365,625

                                               See Notes to Financial Statements

                                 June 30, 1998
--------------------------------------------------------------------------------

                        Description                           Shares     Market Value
-------------------------------------------------------------------------------------
TECHNOLOGY (CONTINUED)
Sapient Corp. (a)...........................................   36,000    $  1,899,000
Saville Systems Plc. -- ADR (Ireland) (a)...................   35,000       1,754,375
Software AG Systems, Inc. (a)...............................  100,000       2,925,000
Software.Net Corp. (a)......................................   20,000         382,500
SPR, Inc. (a)...............................................   40,000       1,245,000
Star Telecommunications, Inc. (a)...........................   71,750       1,605,406
Sterling Software, Inc. (a).................................   60,000       1,773,750
Veritas DGC, Inc. (a).......................................   55,000       2,746,563
VERITAS Software Corp. (a)..................................   40,000       1,655,000
Visio Corp. (a).............................................   30,000       1,432,500
Waters Corp. (a)............................................   50,000       2,946,875
Xylan Corp. (a).............................................   25,000         745,313
Yahoo!, Inc. (a)............................................   20,000       3,150,000
                                                                         ------------
                                                                          100,620,831
                                                                         ------------
TRANSPORTATION  3.8%
Alaska Air Group, Inc. (a)..................................   35,000       1,909,687
America West Holding Corp., Class B (a).....................   25,000         714,063
Atlantic Coast Airlines, Inc. (a)...........................  100,000       3,000,000
Mesaba Holdings, Inc. (a)...................................  112,500       2,587,500
Royal Caribbean Cruises Ltd.................................   30,000       2,385,000
                                                                         ------------
                                                                           10,596,250
                                                                         ------------
TOTAL LONG-TERM INVESTMENTS  97.8%
  (Cost $206,084,398)................................................     276,137,400
REPURCHASE AGREEMENT  6.5%
DLJ Mortgage Acceptance Corp. ($18,345,000 par collateralized by U.S.
  Government obligations in a pooled cash account, dated 06/30/98, to be sold on 07/01/98 at $18,347,803)
  (Cost $18,345,000).................................................      18,345,000
                                                                         ------------
TOTAL INVESTMENTS  104.3%
  (Cost $224,429,398)................................................     294,482,400
LIABILITIES IN EXCESS OF OTHER ASSETS  (4.3%)........................     (12,265,029)
                                                                         ------------
NET ASSETS  100.0%...................................................    $282,217,371
                                                                         ============

(a) Non-income producing security as this stock currently does not declare dividends.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                                 June 30, 1998
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $224,429,398).......................  $294,482,400
Cash........................................................           322
Receivables:
  Investments Sold..........................................     4,019,767
  Fund Shares Sold..........................................       578,775
  Dividends.................................................        30,513
Unamortized Organizational Costs............................        61,275
Other.......................................................         3,226
                                                              ------------
      Total Assets..........................................   299,176,278
                                                              ------------
LIABILITIES:
Payables:
  Fund Shares Repurchased...................................    12,416,230
  Investments Purchased.....................................     3,807,001
  Distributor and Affiliates................................       339,635
  Investment Advisory Fee...................................       169,071
Accrued Expenses............................................       174,544
Trustees' Deferred Compensation and Retirement Plans........        52,426
                                                              ------------
      Total Liabilities.....................................    16,958,907
                                                              ------------
NET ASSETS..................................................  $282,217,371
                                                              ============
NET ASSETS CONSIST OF:
Capital.....................................................  $192,883,941
Net Unrealized Appreciation.................................    70,053,002
Accumulated Net Realized Gain...............................    19,332,000
Accumulated Net Investment Loss.............................       (51,572)
                                                              ------------
NET ASSETS..................................................  $282,217,371
                                                              ============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $117,451,248 and 8,588,377 shares of
    beneficial interest issued and outstanding).............  $      13.68
    Maximum sales charge (5.75%* of offering price).........           .83
                                                              ------------
    Maximum offering price to public........................  $      14.51
                                                              ============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $148,386,948 and 11,023,802 shares of
    beneficial interest issued and outstanding).............  $      13.46
                                                              ============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $16,379,175 and 1,216,007 shares of
    beneficial interest issued and outstanding).............  $      13.47
                                                              ============
*On sales of $50,000 or more, the sales charge will be
  reduced.

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                        For the Year Ended June 30, 1998
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................  $    595,465
Dividends...................................................       248,561
                                                              ------------
    Total Income............................................       844,026
                                                              ------------
EXPENSES:
Investment Advisory Fee.....................................     1,820,687
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $264,715, $1,233,496 and $135,103,
  respectively).............................................     1,633,314
Shareholder Services........................................     1,106,755
Trustees' Fees and Expenses.................................        23,085
Amortization of Organizational Costs........................        20,998
Legal.......................................................        15,344
Custody.....................................................         1,659
Other.......................................................       326,581
                                                              ------------
    Total Expenses..........................................     4,948,423
    Less Fees Waived........................................       406,180
                                                              ------------
    Net Expenses............................................     4,542,243
                                                              ------------
NET INVESTMENT LOSS.........................................  $ (3,698,217)
                                                              ============
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................  $ 46,196,606
                                                              ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................    39,121,376
  End of the Period.........................................    70,053,002
                                                              ------------
Net Unrealized Appreciation During the Period...............    30,931,626
                                                              ------------
NET REALIZED AND UNREALIZED GAIN............................  $ 77,128,232
                                                              ============
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $ 73,430,015
                                                              ============

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                   For the Years Ended June 30, 1998 and 1997
--------------------------------------------------------------------------------

                                                     Year Ended            Year Ended
                                                    June 30, 1998         June 30, 1997
-------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Loss..............................   $ (3,698,217)         $ (1,683,612)
Net Realized Gain/Loss...........................     46,196,606           (25,868,909)
Net Unrealized Appreciation During the Period....     30,931,626            39,073,042
                                                    ------------          ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.....................................     73,430,015            11,520,521
                                                    ------------          ------------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold........................    165,163,266           183,003,605
Cost of Shares Repurchased.......................   (145,403,812)          (65,305,867)
                                                    ------------          ------------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS...................................     19,759,454           117,697,738
                                                    ------------          ------------
TOTAL INCREASE IN NET ASSETS.....................     93,189,469           129,218,259
NET ASSETS:
Beginning of the Period..........................    189,027,902            59,809,643
                                                    ------------          ------------
End of the Period (Including accumulated net
  investment loss of $51,572 and $34,878,
  respectively)..................................   $282,217,371          $189,027,902
                                                    ============          ============

                                               See Notes to Financial Statements

                             FINANCIAL HIGHLIGHTS

    The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                         May 29, 1996
                                                                        (Commencement
                                                 Year Ended June 30     of Investment
                                                 -------------------   Operations) to
Class A Shares                                     1998         1997     June 30, 1996
-------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period.......   $ 9.948    $ 9.118       $9.430
                                                  -------    -------       ------
  Net Investment Loss..........................     (.135)     (.065)       (.002)
  Net Realized and Unrealized Gain/Loss........     3.863       .895        (.310)
                                                  -------    -------       ------
Total from Investment Operations...............     3.728       .830        (.312)
                                                  -------    -------       ------
Net Asset Value, End of the Period.............   $13.676    $ 9.948       $9.118
                                                  =======    =======       ======
Total Return (a)...............................    37.49%      9.10%       (3.29%)**
Net Assets at End of the Period (In
  millions)....................................    $117.5      $84.0        $30.3
Ratio of Expenses to Average Net Assets*.......     1.44%      1.30%        1.29%
Ratio of Net Investment Loss to Average Net
  Assets*......................................    (1.09%)     (.81%)       (.50%)
Portfolio Turnover.............................      185%       186%           4%**

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

* If certain expenses had not been waived by Van Kampen, Total Return would have been lower and the ratios would have been as follows:

Ratio of Expenses to Average Net Assets........     1.61%      1.61%        2.05%
Ratio of Net Investment Loss to Average Net
  Assets.......................................    (1.26%)    (1.12%)      (1.25%)

**Non-Annualized

                                               See Notes to Financial Statements

    The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                             May 29, 1996
                                                                            (Commencement
                                                 Year Ended June 30         of Investment
                                                 --------------------       Operations) to
Class B Shares                                     1998          1997       June 30, 1996
------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period.......  $ 9.867       $9.112           $9.430
                                                 -------       ------           ------
  Net Investment Loss..........................    (.204)       (.105)           (.006)
  Net Realized and Unrealized Gain/Loss........    3.798         .860            (.312)
                                                 -------       ------           ------
Total from Investment Operations...............    3.594         .755            (.318)
                                                 -------       ------           ------
Net Asset Value, End of the Period.............  $13.461       $9.867           $9.112
                                                 =======       ======           ======
Total Return (a)...............................   36.37%        8.34%           (3.39%)**
Net Assets at End of the Period (In
  millions)....................................   $148.4        $94.2            $25.5
Ratio of Expenses to Average Net Assets*.......    2.20%        2.05%            2.06%
Ratio of Net Investment Loss to Average Net
  Assets*......................................   (1.85%)      (1.55%)          (1.28%)
Portfolio Turnover.............................     185%         186%               4%**

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

* If certain expenses had not been waived by Van Kampen, Total Return would have been lower and the ratios would have been as follows:

Ratio of Expenses to Average Net Assets........    2.37%        2.35%            2.81%
Ratio of Net Investment Loss to Average Net
  Assets.......................................   (2.02%)      (1.86%)          (2.04%)

**Non-Annualized

                                               See Notes to Financial Statements

    The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                            May 29, 1996
                                                                           (Commencement
                                                 Year Ended June 30        of Investment
                                                ------------------------   Operations) to
Class C Shares                                    1998         1997        June 30, 1996
-----------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period......  $ 9.869       $9.113          $ 9.430
                                                -------       ------          -------
  Net Investment Loss.........................    (.203)       (.103)           (.006)
  Net Realized and Unrealized Gain/Loss.......    3.804         .859            (.311)
                                                -------       ------          -------
Total from Investment Operations..............    3.601         .756            (.317)
                                                -------       ------          -------
Net Asset Value, End of the Period............  $13.470       $9.869          $ 9.113
                                                =======       ======          =======
Total Return (a)..............................   36.47%        8.34%           (3.39%)**
Net Assets at End of the Period (In
  millions)...................................    $16.4        $10.8             $3.9
Ratio of Expenses to Average Net Assets*......    2.20%        2.05%            2.05%
Ratio of Net Investment Loss to Average Net
  Assets*.....................................   (1.85%)      (1.54%)          (1.28%)
Portfolio Turnover............................     185%         186%               4%**

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

* If certain expenses had not been waived by Van Kampen, Total Return would have been lower and the ratios would have been as follows:

Ratio of Expenses to Average Net Assets.......    2.36%        2.35%            2.81%
Ratio of Net Investment Loss to Average Net
  Assets......................................   (2.02%)      (1.85%)          (2.04%)

**Non-Annualized

                                               See Notes to Financial Statements

                        NOTES TO FINANCIAL STATEMENTS

                                June 30, 1998
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Aggressive Growth Fund, formerly known as Van Kampen American Capital Aggressive Growth Fund, (the "Fund") is organized as a separate diversified series of Van Kampen Equity Trust (the "Trust"), a Delaware business trust, which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek capital growth by investing primarily in a diversified portfolio of common stocks and other equity securities. The Fund commenced investment operations on May 29, 1996 with three classes of common shares, Class A, Class B and Class C.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. Investments in securities not listed on a securities exchange are valued based on their last sales price or, if not available, their fair value as determined using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Fund may invest in repurchase agreements which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Investment Advisory Corp. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

                                 June 30, 1998
--------------------------------------------------------------------------------

C. INCOME AND EXPENSES--Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. ORGANIZATIONAL COSTS--The Fund will reimburse Van Kampen Funds Inc. or its affiliates (collectively "Van Kampen") for costs incurred in connection with the Fund's organization in the amount of $105,000. These costs are being amortized on a straight line basis over the 60 month period ending May 28, 2001. The Adviser has agreed that in the event any of the initial shares of the Fund originally purchased by Van Kampen are redeemed by the Fund during the amortization period, the Fund will be reimbursed for any unamortized organizational costs in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

E. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

     At June 30, 1998, for federal income tax purposes, cost of long- and short-term investments is $224,524,545; the aggregate gross unrealized appreciation is $74,453,491 and the aggregate gross unrealized depreciation is $4,495,636 resulting in net unrealized appreciation of $69,957,855.

     Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of wash sales.

F. DISTRIBUTION OF INCOME AND GAINS--The Fund declares and pays dividends annually from net investment income and net realized gains, if any. Due to inherent differences in the recognition of certain expenses under generally accepted accounting principles and for federal income tax purposes, the amount of net investment income/loss may differ between book and federal income tax purposes for a particular period. These differences are temporary in nature, but may result in book basis net investment losses.

     Short-term capital gains totaling $124,267 were offset against the 1998 tax basis net operating loss resulting in a reclassification from accumulated net realized gains to accumulated net investment loss. The $3,557,256 of remaining tax basis net operating loss was reclassified from accumulated net operating loss to capital.

                                 June 30, 1998
--------------------------------------------------------------------------------

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

                   AVERAGE NET ASSETS                     % PER ANNUM
---------------------------------------------------------------------
First $500 million......................................    .75 of 1%
Next $500 million.......................................    .70 of 1%
Over $1 billion.........................................    .65 of 1%

    For the year ended June 30, 1998, the Fund recognized expenses of approximately $4,600 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    For the year ended June 30, 1998, the Fund recognized expenses of approximately $86,100, representing Van Kampen's cost of providing accounting and legal services to the Fund.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended June 30, 1998, the Fund recognized expenses of approximately $865,100. Beginning in 1998, the transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

    At June 30, 1998, Van Kampen owned 100 shares each of Classes A, B and C.

3. CAPITAL TRANSACTIONS

The Fund has outstanding three classes of shares of beneficial interest, Classes A, B and C each with a par value of $.01 per share. There are an unlimited number of shares of each class authorized.

                                 June 30, 1998
--------------------------------------------------------------------------------

    At June 30, 1998, capital aggregated $77,375,241, $103,908,446 and
$11,600,254 for Classes A, B, and C, respectively. For the year ended June 30, 1998, transactions were as follows:

                                                SHARES          VALUE
-------------------------------------------------------------------------
Sales:
  Class A...................................    9,586,041   $ 113,481,993
  Class B...................................    3,875,397      46,006,833
  Class C...................................      476,868       5,674,440
                                              -----------   -------------
Total Sales.................................   13,938,306   $ 165,163,266
                                              ===========   =============
Repurchases:
  Class A...................................   (9,437,958)  $(112,683,409)
  Class B...................................   (2,400,562)    (28,531,040)
  Class C...................................     (359,118)     (4,189,363)
                                              -----------   -------------
Total Repurchases...........................  (12,197,638)  $(145,403,812)
                                              ===========   =============

    At June 30, 1997, capital aggregated $78,128,681, $88,239,951 and
$10,313,111 for Classes A, B, and C, respectively. For the year ended June 30, 1997, transactions were as follows:

                                                SHARES        VALUE
-----------------------------------------------------------------------
Sales:
  Class A...................................   9,770,450   $ 92,970,307
  Class B...................................   8,682,864     81,053,761
  Class C...................................     950,840      8,979,537
                                              ----------   ------------
Total Sales.................................  19,404,154   $183,003,605
                                              ==========   ============
Repurchases:
  Class A...................................  (4,658,667)  $(44,877,839)
  Class B...................................  (1,934,698)   (17,864,738)
  Class C...................................    (284,968)    (2,563,290)
                                              ----------   ------------
Total Repurchases...........................  (6,878,333)  $(65,305,867)
                                              ==========   ============

    Class B and C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). Class B Shares will automatically convert to Class A Shares after the eighth year following purchase. The CDSC for Class B and C shares will be imposed on most redemptions made within five years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                 June 30, 1998
--------------------------------------------------------------------------------

                                                      CONTINGENT DEFERRED
                                                          SALE CHARGE
YEAR OF REDEMPTION                                  CLASS B         CLASS C
---------------------------------------------------------------------------
First...........................................      5.00%           1.00%
Second..........................................      4.00%            None
Third...........................................      3.00%            None
Fourth..........................................      2.50%            None
Fifth...........................................      1.50%            None
Sixth and Thereafter............................       None            None

    For the year ended June 30, 1998, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A shares of approximately $140,600 and CDSC on redeemed shares of approximately $412,300. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $447,463,505 and $431,097,637, respectively.

5. DISTRIBUTION AND SERVICE PLANS

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

    Annual fees under the Plans of up to .25% of Class A net assets and 1.00% each of Class B and Class C net assets are accrued daily. Included in these fees for the year ended June 30, 1998, are payments retained by Van Kampen of approximately $983,700.

                      REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Trustees and Shareholders of
Van Kampen Aggressive Growth Fund:

We have audited the accompanying statement of assets and liabilities of Van Kampen Aggressive Growth Fund (the "Fund"), including the portfolio of investments, as of June 30, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Aggressive Growth Fund as of June 30, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

                                                           KPMG Peat Marwick LLP
Chicago, Illinois
July 24, 1998

                                VAN KAMPEN FUNDS

EQUITY FUNDS
Domestic
   Aggressive Equity
   Aggressive Growth
   American Value
   Comstock
   Emerging Growth
   Enterprise
   Equity Growth
   Equity Income
   Growth
   Growth and Income
   Harbor
   Pace
   Real Estate Securities
   U.S. Real Estate
   Utility
   Value

International/Global
   Asian Growth
   Emerging Markets
   Global Equity
   Global Equity Allocation
   Global Managed Assets
   International Magnum
   Latin American

FIXED-INCOME FUNDS
Income
   Corporate Bond
   Global Fixed Income
   Global Government Securities
   Government Securities
   High Income Corporate Bond
   High Yield
   High Yield & Total Return
   Limited Maturity Government
   Short-Term Global Income
   Strategic Income
   U.S. Government
   U.S. Government Trust for Income
   Worldwide High Income

Tax Exempt Income
   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal
   Insured Tax Free Income
   Intermediate Term Municipal Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income

Capital Preservation and
Senior Loan Fund
   Prime Rate Income Trust
   Reserve
   Senior Floating Rate
   Tax Free Money

   To find out more about any of these funds, ask your financial adviser for a prospectus, which contains more complete information, including sales charges, risks, and expenses. Please read it carefully before you invest or send money.

   To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

   - visit our web site at
     WWW.VAN-KAMPEN.COM -- to view prospectuses, select Investors' Place, then Download a Prospectus

   - call us at 1-800-341-2911 weekdays from 7:00 a.m. to 7:00 p.m. Central time (Telecommunications Device for the Deaf users, call 1-800-421-2833)

   - e-mail us by visiting
     WWW.VAN-KAMPEN.COM and selecting Investors' Place

                       VAN KAMPEN AGGRESSIVE GROWTH FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN
RICHARD M. DEMARTINI*
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
JACK E. NELSON
DON G. POWELL*
PHILLIP B. ROONEY
FERNANDO SISTO
WAYNE W. WHALEN* - Chairman

OFFICERS

DENNIS J. MCDONNELL*
  President

RONALD A. NYBERG*
  Vice President and Secretary

EDWARD C. WOOD, III*
  Vice President and Chief Financial Officer

CURTIS W. MORRELL*
  Vice President and Chief Accounting Officer

JOHN L. SULLIVAN*
  Treasurer

TANYA M. LODEN*
  Controller

PETER W. HEGEL*

PAUL R. WOLKENBERG*
  Vice Presidents


INVESTMENT ADVISER

VAN KAMPEN
INVESTMENT ADVISORY CORP.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR
SERVICES INC.
P.O. Box 418256
Kansas City, Missouri 64141-9256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG PEAT MARWICK LLP
Peat Marwick Plaza
303 East Wacker Drive
Chicago, Illinois 60601

* "Interested" persons of the Fund, as defined in the Investment Company Act of 1940.

(C) Van Kampen Funds Inc., 1998 All rights reserved.

(SM) denotes a service mark of Van Kampen Funds

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data. After December 31, 1998 the report, if used with prospective investors, must be accompanied by a quarterly performance update.

                          Van Kampen American Capital

                                   VALUE FUND

                                 Annual Report
                                 June 30, 1998


                     DISTRIBUTED BY VAN KAMPEN FUNDS, INC.


                                TABLE OF CONTENTS

Letter to Shareholders...........................................      1
Putting Your Fund's Performance in Perspective ..................      3
Portfolio Management Review......................................      4
Portfolio of Investments.........................................      7
Statement of Assets and Liabilities..............................      9
Statement of Operations..........................................      10
Statement of Changes in Net Assets...............................      11
Financial Highlights.............................................      12
Notes to Financial Statements....................................      15
Independent Accountants' Report..................................      18



VALF ANR 8/98

                             LETTER TO SHAREHOLDERS

July 20, 1998

Dear Shareholder,
         As you may know, Van Kampen American Capital is consolidating all of the retail mutual funds that we distribute under the single name of Van Kampen Funds. This move accompanies the change in our legal name to Van Kampen Funds Inc. You can be assured that this change will not affect its management or daily operations.

ECONOMIC OVERVIEW
     The U.S. economy continued to expand at a robust pace despite a deepening recession in a number of Asian nations. The nation's inflation-adjusted output of goods and services ran at 5.4 percent during the first quarter, an annualized rate considered by many economists to be virtually unsustainable without leading to inflation. As the reporting period ended, however, there were indications that the Asian financial crisis was finally having a moderating impact on the economy. Also, the Conference Board's index of leading indicators points toward a slowdown in economic growth later this year.
     Despite the generally solid pace of economic activity, inflation remained benign. Consumer prices rose by 1.7 percent during the 12 months through June, while producer prices actually declined during the same period. Falling commodity prices and the impact of the strong dollar helped to offset the inflationary implications of a tight labor market and strong consumer spending.
     While the Federal Reserve kept short-term interest rates steady at 5.5 percent during the reporting period, minutes from the central bank's May policy meeting indicated growing sentiment for tightening monetary policy if the drag from Asia does not slow the American economy on its own.

MARKET OVERVIEW
     U.S. stocks continued to post gains during the period, but the sharp variation in returns across industry groups reflected the growing impact of the Asian financial crisis on corporate profits. The Wilshire 5000 Index, consisting of all publicly traded U.S. companies, gained 14.68 percent during the first six months of 1998. Once again, most of the strength was concentrated in large-capitalization companies, as the S&P 500 Index of large stocks returned
17.67 percent during the period compared to 4.93 percent for the Russell 2000 Index of small-cap issues. Even large stocks, however, fell back significantly beginning in April as the Asian crisis intensified.
     Companies with heavy exposure to domestic consumers benefited from a strong American economy, especially during the latter stages of the reporting period. Consumer cyclical stocks returned 28.94 percent during the first six months of 1998, compared to 6.35 percent for basic materials and 3.01 percent for energy issues. Eight of the ten top-performing industry groups during the second quarter were from consumer-related sectors. Meanwhile, the steep decline in energy and agricultural prices--a consequence of reduced demand from Asia--undermined the performance of commodity-related stocks. During the three months through June, five of the ten worst-performing industry sectors were from either energy, metals, or commodity-based industries.

OUTLOOK
     We believe economic growth in the United States is likely to slow in coming months as the impact of the Asian crisis becomes more apparent. As growth decelerates, corporate profits will come under pressure, especially among large companies. Given the difficult year-over-year earnings comparisons that will begin

                                        1
                                                           Continued on page two
to appear in coming quarters, we caution investors not to expect a continuation of the large gains that have become almost routine for U.S. stocks in recent years. The high valuations and decelerating profit growth could limit returns in the equity market over the near term.
     Still, the overall environment for equities remains positive. Inflation is low, the economy continues to grow, the bond market is healthy, and monetary policy is stable. These characteristics usually support relatively high valuations in the stock market. We remain confident that the domestic equity asset class will continue to provide solid growth for investors with a long-term time horizon.
     Additional details about your Fund, including a question-and-answer section with your portfolio management team, are provided in this report. As always, we are pleased to have the opportunity to serve you and your family through our diverse menu of quality investments

Sincerely,

/s/Don G. Powell           /s/Dennis J. McDonnell
Don G. Powell              Dennis J. McDonnell
Chairman                   President
Van Kempen Investment      Van Kampen Investment
Advisory Corp.             Advisory Corp.

                 PUTTING YOUR FUND'S PERFORMANCE IN PERSPECTIVE

As you evaluate your progress toward achieving your financial goals, it is important to track your investment portfolio's performance at regular intervals. A good starting point is a comparison of your investment holdings to an applicable benchmark, such as a broad-based market index. Such a comparison can:

       - Illustrate the general market environment in which your investments are being managed

       - Reflect the impact of favorable market trends or difficult market conditions

       - Help you evaluate the extent to which your Fund's management team has responded to the opportunities and challenges presented to them over the period measured

      For these reasons, you may find it helpful to review the chart below, which compares your Fund's performance to that of the Standard & Poor's 500-Stock Index and the Standard & Poor's 400 Midcap Index* over time. These indices are statistical composites and do not reflect any commissions or fees which would be incurred by an investor purchasing the securities they represent. Similarly, their performance does not reflect any other costs which would be applicable to an actively managed portfolio, such as that of the Fund.


GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Van Kampen American Capital Value Fund vs. the Standard & Poor's 500-Stock Index and the Standard & Poor's 400 Midcap Index* (December 27, 1995 through
June 30, 1998)

Chart:

VKAC Value Fund 6/30/98 Report
Returns

Month             Fund Value               S&P 400 Midcap          S&P 500 Index
Dec-95            $9,425                   $10,000                 $10,000
Jan-96            $9,614                   $10,177                 $10,409
Feb-96            $9,887                   $10,504                 $10,482
Mar-96            $10,141                  $10,659                 $10,621
Apr-96            $10,386                  $10,972                 $10,764
May-96            $11,027                  $11,103                 $11,010
Jun-96            $10,745                  $10,966                 $11,096
Jul-96            $10,179                  $10,213                 $10,589
Aug-96            $10,669                  $10,786                 $10,788
Sep-96            $11,103                  $11,283                 $11,437
Oct-96            $10,867                  $11,302                 $11,736
Nov-96            $11,800                  $11,921                 $12,597
Dec-96            $12,099                  $11,965                 $12,389
Jan-97            $12,387                  $12,401                 $13,149
Feb-97            $12,864                  $12,282                 $13,227
Mar-97            $12,208                  $11,790                 $12,723
Apr-97            $12,457                  $12,082                 $13,466
May-97            $13,897                  $13,121                 $14,255
Jun-97            $14,225                  $13,520                 $14,940
Jul-97            $15,755                  $14,841                 $16,107
Aug-97            $15,248                  $14,808                 $15,182
Sep-97            $15,983                  $15,691                 $16,057
Oct-97            $14,841                  $14,992                 $15,503
Nov-97            $14,483                  $15,198                 $16,195
Dec-97            $14,582                  $15,820                 $16,516
Jan-98            $14,676                  $15,504                 $16,684
Feb-98            $16,071                  $16,770                 $17,859
Mar-98            $16,704                  $17,559                 $18,815
Apr-98            $16,528                  $17,863                 $18,986
May-98            $16,013                  $17,043                 $18,629
Jun-98            $16,083                  $17,183                 $19,435


Fund's Total Return
1 Year Avg. Annual = 6.59%
Inception Avg. Annual = 20.84%



The above chart reflects the performance of Class A shares of the Fund. The performance of Class A shares will differ from that of other share classes of the Fund because of the difference in sales charges and/or expenses paid by shareholders investing in the different share classes. The Fund's performance assumes reinvestment of all distributions and includes payment of the maximum sales charge (5.75% for A shares).

While past performance is not indicative of future performance, the above information provides a broader vantage point from which to evaluate the discussion of the Fund's performance found in the following pages.

The Fund commenced operation in 1995 with limited capital invested primarily by the adviser's affiliates. While the Fund has been available for sale in a limited number of states, as of June 30, 1998 the Fund had not engaged in a broad continuous public offering and was not subject to redemption requests. The Fund's adviser believes that the portfolio has been managed substantially the same as if the Fund had been open for investment to all public investors. No assurances can be given, however, that the Fund's investment performance would have been the same during the period if the Fund had been broadly distributed. During this period, certain fees were waived and expenses were reimbursed by the Fund's adviser which had a material effect on the Fund's total return.

*The Standard & Poor's 500-Stock Index represents general stock market performance and was initially selected as a benchmark for the Fund's performance; additionally the Standard & Poor's 400 Midcap Index was selected to represent a more narrow-based comparison.

                           PORTFOLIO MANAGEMENT REVIEW

                     VAN KAMPEN AMERICAN CAPITAL VALUE FUND

We recently spoke to the management team of the Van Kampen American Capital Value Fund about the key events and economic forces that shaped the markets during the past year. The team is led by James A. Gilligan, portfolio manager; Scott Carroll portfolio comanager; and Dennis J. McDonnell, president of the adviser. The following excerpts reflect their views on the Fund's performance during the year ended June 30, 1998.

Q CAN YOU DESCRIBE THE STOCK MARKET ENVIRONMENT FOR THE FUND DURING THE REPORTING PERIOD?

A The stock market was influenced by two opposing factors. On the home front, steady economic growth and low inflation provided a very favorable climate for stocks. However, a currency collapse in Southeast Asia threatened to slow the economies of countries around the world. The Dow Jones Industrial Average struggled through the last few months of 1997, trying to regain its momentum after being unsettled by the Asian currency crisis in October. The Dow recovered quickly and proceeded to hit record highs in early 1998. During the final months of the reporting period, the Dow remained relatively flat, fluctuating around the 9000 mark.
         Investors continued to favor large, well-established companies during the reporting period because of their uncertainty about how the Asian situation would affect the U.S. markets. Generally, large-capitalization companies made greater gains than small-cap firms did.

Q GIVEN THESE EVENTS, WHAT WAS YOUR STRATEGY IN MANAGING THE FUND TO MEET ITS OBJECTIVE?

A We use a consistent strategy of identifying stocks in the mid-cap universe that we believe are selling at a discount to their intrinsic value. More specifically, we favor companies with compelling economics and that we feel have the ability to grow their intrinsic values at attractive rates with minimal incremental capital. Generally, we look for three types of value situations. First, we look for businesses with high return on capital whose virtues are being ignored by most investors. Second, we seek out companies undergoing a restructuring that may be able to dramatically increase their earning power by reducing their cost structure or divesting non-core businesses. Finally, the most common opportunity arises when a short-term problem, such as disappointing quarterly earnings, creates a dramatic share-price decline and buying opportunity for the patient investor. In each situation, we require a 50-percent appreciation potential to estimated intrinsic value during the expected holding period, thereby seeking to increase the return of the Fund while potentially limiting the risk of a permanent loss of capital.

Q WHAT AREAS OF THE MARKET AFFECTED THE FUND'S PERFORMANCE DURING THE PAST YEAR?

A The major influences on Fund performance can be traced to two sources: companies that restructured and companies that had exposure to Asia. Several of our holdings underwent a corporate restructuring during the reporting period, which ultimately strengthened the companies and boosted their stock prices. A good example was PacifiCare Health Systems, a health maintenance organization. At the time of your last report, PacifiCare and other HMOs were caught between accelerating costs and an inability to raise prices. However, we anticipated that restructuring within PacifiCare would increase its profitability, and that is exactly what happened in the first half of 1998. PacifiCare acquired FHP Health Care, cut its operating costs, and implemented price increases. Although this wasn't a smooth process, the outcome has been positive and the stock has met our original appreciation targets.
         Another favorable restructuring story was Black & Decker. Faced with earnings problems, the home and garden tool manufacturer refocused on its core business and instituted a cost reduction program--actions designed to drive up the stock price. The result was a 60 percent appreciation in Black & Decker's stock price since June 30, 1997.
         Finally, the Fund held Beckman Instruments, which acquired Coulter in October to form Beckman Coulter, a leading provider of laboratory instruments. The new combined entity is still in the process of integrating the merger, but the venture has already resulted in tremendous cost savings and enhanced cash flows. The stock price has jumped 33 percent since the acquisition in October.
         In addition to restructuring companies, the other dominant theme for the Fund was our Asian exposure. In your last report, we discussed how several of our holdings were negatively affected by the economic turmoil in Asia last fall--including Philips Electronics and Fluor. This year, investors have realized that companies aren't headed for disaster just because they do business with Asia, and many stocks rebounded when investors' fears were mitigated. Philips Electronics has reported solid earnings, as the strength of its overall business compensated for weaknesses in Asia. In the past 12 months, the stock price has risen 15 percent. We believe Philips Electronics is still undervalued, so we continued to hold a large position in the portfolio at the end of the reporting period. Fluor has appreciated more than 35 percent year to date, but it has not quite recovered from its losses of late 1997. Not all stocks in the portfolio performed as favorably, and there is no guarantee that any of these stocks will perform as well in the future.

Q        WERE THERE ANY DISAPPOINTMENTS IN THE PORTFOLIO?

A Tobacco giant Philip Morris has been trying to settle a number of lawsuits, and its stock price has declined amid this legal battle. The stock was a large holding during the reporting period, so its underperformance significantly hindered the Fund's return. We continued to hold Philip Morris because we believe it is a strong company selling at a low valuation. In addition, we think there are several factors that could trigger a price increase--the most likely catalyst being a resolution of its litigation. Although questions remain about the financial impact of the eventual settlement, this risk seems to be discounted in the stock price.
         The Fund's technology stocks also struggled during the past year. In early 1998, an oversupply of personal computers overwhelmed many areas of the technology industry, as the Asian situation put a cap on demand. Consequently, the manufacturers of semiconductors suffered an inventory buildup and had to reduce production. Adaptec, a computer hardware manufacturer, and VLSI Technology, a semiconductor firm, were among our disappointments in this sector.

Q HOW DID THE FUND PERFORM DURING THE PAST YEAR?

A The Fund achieved a one-year total return of 13.06 percent (Class A shares at net asset value) as of June 30, 1998. In addition, the Fund generated total returns of 3.94 percent, 6.59 percent, and 20.84 percent for six months, 12 months, and the life of the Fund, respectively (Class A shares at maximum sales charge).
         By comparison, the Standard & Poor's 500-Stock Index returned 30.09 percent for the reporting period, and the Standard & Poor's Mid-Cap Index, which more closely resembles the Fund, returned 27.10 percent. The S&P 500-Stock Index is a broad-based index that reflects the general performance of the stock market, and the S&P Mid-Cap Index reflects the general performance of mid-cap stocks. Keep in mind that these indices are statistical composites that do not include any commissions that would be paid by an investor purchasing the securities or investments represented by these indices.

Q WHAT IS YOUR OUTLOOK FOR THE FUND FOR THE REST OF THE YEAR?

A At the time of your last report, the effects of the Asian economic crisis on the U.S. stock market were unclear but ominous. Today, its effects are still uncertain, but the domestic outlook is more positive: the crisis has had a severe impact on a few segments of the U.S. market but otherwise has been fairly contained. The stock market reached new highs during the reporting period, and we expect that controlled growth and low inflation will continue to support stock prices during the remainder of the year.

In managing the Fund, we continue to look for undervalued mid-cap stocks with what we believe are solid earnings growth potential and strong fundamentals. We've stated repeatedly that the stock market is highly valued, and this continues to be true. Investors should be aware that inflated stock prices can translate into high risk, because expensive securities have farther to fall in a market downturn than low-priced stocks. As such, we believe that the Value Fund, with its emphasis on undervalued stocks, may be well suited for this environment.

/s/Dennis J. McDonnell       /s/James A. Gilligan   /s/Scott Carroll
Dennis J. McDonnell          James A. Gilligan      Scott Carroll
President                    Portfolio Manager      Portfolio Comanager
Van Kampen Investment
Advisory Corp.


                     Van Kampen American Capital Value Fund

                            Portfolio of Investments
                                  June 30, 1998

Description                                            Shares    Market Value
-----------------------------------------------------------------------------


Common Stocks 96.2%
Consumer Distribution  1.6%
Federated Department Stores, Inc. (a)                      490   $    26,368
                                                                 -----------
Consumer Durables  1.9%
Black & Decker Corp.                                       500        30,500
                                                                 -----------
Consumer Non-Durables  8.1%
Philip Morris Cos., Inc.                                 1,470        57,881
Tommy Hilfiger Corp. (a)                                 1,200        75,000
                                                                 -----------
                                                                     132,881
                                                                 -----------
Consumer Services  5.0%
Bell & Howell Co. (a)                                    1,890        48,786
H & R Block, Inc.                                          260        10,952
Lone Star Steakhouse & Saloon (a)                        1,580        21,824
                                                                 -----------
                                                                      81,562
                                                                 -----------
Energy  1.7%
Nabors Industries, Inc. (a)                              1,400        27,738
                                                                 -----------
Finance  21.2%
Aetna, Inc.                                                450        34,256
Amerus Life Holdings, Inc., Class A                        800        25,900
Arden Realty, Inc.                                       1,200        31,050
Avis Rent A Car, Inc. (a)                                1,900        47,025
Chase Manhattan Corp.                                      760        57,380
Conseco, Inc.                                              140         6,545
Dresdner Bank AG - SP ADR (Germany)                        600        32,025
ESG Re Ltd.                                              2,000        43,250
Exel Ltd.                                                  500        38,906
Provident Cos., Inc.                                       140         4,830
Washington Mutual, Inc.                                    600        26,063
                                                                 -----------
                                                                     347,230
                                                                 -----------
Healthcare  12.8%
Beckman Coulter, Inc.                                    1,200        69,900
PacifiCare Health Systems, Class B (a)                   1,190       105,166
Pharmacia & Upjohn, Inc.                                   700        32,288
Rhodia, SA - SP ADR (France) (a)                           100         2,725
                                                                 -----------
                                                                     210,079
                                                                 -----------


                                              See Notes to Financial Statements


                     Van Kampen American Capital Value Fund

                      Portfolio of Investments (Continued)
                                  June 30, 1998

Description                                            Shares    Market Value
-----------------------------------------------------------------------------


Producer Manufacturing  15.4%
AGCO Corp.                                                 200 $       4,112
Cognex Corp. (a)                                         1,000        18,500
Flowserve Corp.                                            800        19,700
Fluor Corp.                                                850        43,350
Magnetek Inc. (a)                                        2,500        39,375
Philips Electronics N.V. - N.Y. Registered Shares          770        65,450
(Netherlands)
USA Waste Services, Inc. (a)                             1,000        49,375
Waste Management, Inc.                                     400        14,000
                                                                 -----------
                                                                     253,862
                                                                 -----------
Raw Materials/Processing Industries  1.8%
Raychem Corp.                                            1,000        29,563
                                                                 -----------
Technology  16.1%
3Com Corp. (a)                                           1,100        33,756
Adaptec, Inc. (a)                                        2,100        30,056
First Data Corp.                                         1,300        43,306
Micron Technology, Inc. (a)                              1,400        34,737
Nokia Corp. - ADR (Finland)                                280        20,318
Quantum Corp. (a)                                        1,400        29,050
SunGard Data Systems, Inc. (a)                           1,000        38,375
VLSI Technology, Inc. (a)                                2,100        35,241
                                                                 -----------
                                                                     264,839
                                                                 -----------
Utilities  10.6%
GPU, Inc.                                                  800        30,250
Niagara Mohawk Power Corp. (a)                           5,200        77,675
Northeast Utilities (a)                                  2,200        37,262
Texas Utilities Co.                                        700        29,138
                                                                 -----------
                                                                     174,325
                                                                 -----------
Total Investments  96.2%
(Cost $1,410,856)                                                  1,578,947
                                                                 -----------

Other Assets in Excess of Liabilities  3.8%                           62,383
                                                                 -----------

Net Assets    100.0%                                             $ 1,641,330
                                                                 ===========


(a)Non-income producing security as this stock currently does not declare dividends.

                                              See Notes to Financial Statements

                     VAN KAMPEN AMERICAN CAPITAL VALUE FUND

                      STATEMENT OF ASSETS AND LIABILITIES
                                 June 30, 1998

ASSETS:

    Total Investments (Cost $1,410,856)                               $ 1,578,947
    Cash                                                                   38,489
    Receivable from Distributor and Affiliates                             58,853
    Unamortized Organizational Costs                                       20,106
    Other                                                                   3,252
                                                                      -----------
        Total Assets                                                    1,699,647
                                                                      -----------

LIABILITIES:

    Trustees' Deferred Compensation and Retirement Plans                   24,763
    Reports to Shareholders                                                19,750
    Audit Fees                                                              9,092
    Other Accrued expenses                                                  4,712
                                                                      -----------
        Total Liabilities                                                  58,317
                                                                      -----------
NET ASSETS                                                            $ 1,641,330
                                                                      ===========
NET ASSETS CONSIST OF:
    Capital                                                           $ 1,411,262
    Net Unrealized Appreciation                                           168,091
    Accumulated Net Realized Gain                                          82,668
    Accumulated Net Investment Loss                                       (20,691)
                                                                      -----------
NET ASSETS                                                            $ 1,641,330
                                                                      ===========
MAXIMUM OFFERING PRICE PER SHARE:
    Class A Shares:
      Net asset value and redemption price per share
      (Based on net assets of
      $1,430,777  and 104,285 shares of beneficial
      interest issued and outstanding                                 $     13.72
      Maximum sales charge (5.75%* of offering price)                        0.84
                                                                      -----------

      Maximum offering price to public                                $     14.56
                                                                      ===========

    Class B Shares:
      Net asset value and offering price per share
      (Based on net assets of $105,268
      and 7,670 shares of beneficial interest issued and
      outstanding                                                     $     13.72
                                                                      ===========
    Class C Shares:
      Net asset value and offering price per share
      (Based on net assets of $105,285
      and 7,670 shares of beneficial interest issued and
      outstanding                                                     $     13.73
                                                                      ===========


* On sales of $50,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

                     VAN KAMPEN AMERICAN CAPITAL VALUE FUND

                            STATEMENT OF OPERATIONS
                   For the Twelve Months Ended June 30, 1998


INVESTMENT INCOME:
    Dividends                                                         $    15,205
                                                                      -----------

EXPENSES:
    Accounting                                                             29,582
    Shareholder Reports                                                    20,885
    Shareholder Services                                                   16,558
    Investment Advisory Fee                                                12,163
    Audit                                                                  11,991
    Amortization of Organizational Costs                                    7,997
    Trustees' Fees and Expenses                                             7,383
    Trustees' Retirement Plan                                               5,572
    Legal                                                                   5,184
    Custody                                                                 4,623
    Registration                                                            1,285
    Other                                                                   2,691
                                                                      -----------
        Total Expenses                                                    125,914
        Less: Fees Waived and Expenses Reimbursed
              ($12,163 and $90,382 respectively)                          102,545
              Earnings Credits on Cash Balances                             2,286
                                                                      -----------
        Net Expenses                                                       21,083
                                                                      -----------

NET INVESTMENT LOSS                                                   $    (5,878)
                                                                      ===========

REALIZED AND UNREALIZED GAIN/LOSS:
    Net Realized Gain                                                 $   240,590
                                                                      -----------

    Unrealized Appreciation/Depreciation:
      Beginning of the Period                                             206,246
      End of the Period                                                   168,091
                                                                      -----------
    Net Unrealized Depreciation During the Period                         (38,155)
                                                                      -----------

NET REALIZED AND UNREALIZED GAIN                                      $   202,435
                                                                      ===========

NET INCREASE IN NET ASSETS FROM OPERATIONS                            $   196,557
                                                                      ===========


                                               See Notes to Financial Statements

                     VAN KAMPEN AMERICAN CAPITAL VALUE FUND

                       STATEMENT OF CHANGES IN NET ASSETS
                   For the Years Ended June 30, 1998 and 1997


                                                                    Year Ended      Year Ended
                                                                  June 30, 1998   June 30, 1997
       FROM INVESTMENT ACTIVITIES:
       Operations:
       Net Investment Loss                                      $       (5,878)  $      (1,438)
       Net Realized Gain                                               240,590          64,043
       Net Unrealized Appreciation/ Depreciation
         During the Period                                             (38,155)        185,690
                                                                --------------   -------------
       Change in Net Assets from Operations                            196,557         248,295
                                                                --------------   -------------

       Distributions in Excess of Net Investment Income:
           Class A Shares                                               (9,412)           (174)
           Class B Shares                                                 (666)           (111)
           Class C Shares                                                 (666)           (111)
                                                                --------------   -------------
                                                                       (10,744)           (396)
                                                                --------------   -------------

       Distributions from Net Realized Gain:
           Class A Shares                                             (192,785)         (6,330)
           Class B Shares                                              (13,647)         (4,004)
           Class C Shares                                              (13,647)         (4,004)
                                                                --------------   -------------
                                                                      (220,079)        (14,338)
                                                                --------------   -------------

       Total Distributions                                            (230,823)        (14,734)
                                                                --------------   -------------


       NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES             (34,266)        233,561
                                                                --------------   -------------

       FROM CAPITAL TRANSACTIONS:
       Proceeds from Shares Sold                                         1,196       1,000,000
       Net Asset Value of Shares Issued Through
           Dividend Reinvestment                                       230,823           2,074
       Cost of Capital Stock Repurchased                               (57,633)              0
                                                                --------------   -------------

       NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS              174,386       1,002,074
                                                                --------------   -------------

       TOTAL INCREASE IN NET ASSETS                                    140,120       1,235,635

       NET ASSETS:
       Beginning of the Period                                       1,501,210         265,575
                                                                --------------   -------------

       End of the Period (Including accumulated
         undistributed net investment
         loss of $20,691 and $4,069 respectively)               $    1,641,330   $   1,501,210
                                                                ==============   =============


                                               See Notes to Financial Statements


                     VAN KAMPEN AMERICAN CAPITAL VALUE FUND

                              FINANCIAL HIGHLIGHTS
       The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.


                                                                                          December 27, 1995
                                                                                          (Commencement
                                                                                          of Investment
                                                          Year Ended      Year Ended      Operations) to
Class A Shares                                           June 30, 1998   June 30, 1997    June 30, 1996
-----------------------------------------------------------------------------------------------------------


  Net Asset Value, Beginning of the Period             $      14.321   $      11.409    $      10.000
                                                       -------------   -------------    -------------
    Net Investment Income/Loss                                (0.032)         (0.014)           0.018
    Net Realized and Unrealized Gain                           1.633           3.559            1.391
                                                       -------------   -------------    -------------

  Total from Investment Operations                             1.601           3.545            1.409
                                                       -------------   -------------    -------------

  Less:
    Distributions from Net Investment Income                   0.103           0.017              -0-
    Distributions from Net Realized Gain                       2.100           0.616              -0-
                                                       -------------   -------------    -------------
  Total Distributions                                          2.203           0.633              -0-
                                                       -------------   -------------    -------------

  Net Asset Value, End of the Period                   $      13.719   $      14.321    $      11.409
                                                       =============   =============    =============


  Total Return * (a)                                           13.06%          32.39%           14.00%**

  Net Assets at End of the Period (In thousands)            $1,430.7        $1,315.0           $117.2

  Ratio of Expenses to Average Net Assets* (b)                  1.44%           1.48%            1.38%

  Ratio of Net Investment Income/Loss to Average Net Assets*   (0.36)%         (0.31)%           0.38%

  Portfolio Turnover                                             109%             85%              41%**

  *If certain expenses had not been assumed by VKAC, total return would have been lower and the ratios would have been as follows:

  Ratio of Expenses to Average Net Assets (b)                   7.76%          17.19%           17.57%

  Ratio of Net Investment Income/Loss to Average Net Assets    (6.69)%        (16.01)%         (15.81)%


  ** Non-Annualized

  (a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

  (b) The Ratios of Expenses to Average Net Assets do not reflect credits earned on overnight cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .14%,.18% and .08% for the periods ended on June 30, 1998, on June 30, 1997 and on June 30, 1996 respectively.

                                               See Notes to Financial Statements


                     VAN KAMPEN AMERICAN CAPITAL VALUE FUND

                        FINANCIAL HIGHLIGHTS (Continued)
       The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.


                                                                                          December 27, 1995
                                                                                          (Commencement
                                                                                          of Investment
                                                          Year Ended      Year Ended      Operations) to
Class B Shares                                           June 30, 1998   June 30, 1997    June 30, 1996
--------------------------------------------------------------------------------------------------------


  Net Asset Value, Beginning of the Period             $      14.327   $      11.410    $      10.000
                                                       -------------   -------------    -------------

    Net Investment Income/Loss                                (0.027)         (0.017)           0.024
    Net Realized and Unrealized Gain                           1.626           3.567            1.386
                                                       -------------   -------------    -------------

  Total from Investment Operations                             1.599           3.550            1.410
                                                       -------------   -------------    -------------

  Less:
    Distributions from Net Investment Income                    0.102           0.017             -0-
    Distributions from Net Realized Gain                        2.100           0.616             -0-
                                                       -------------   -------------    -------------
  Total Distributions                                           2.202           0.633             -0-
                                                       -------------   -------------    -------------

  Net Asset Value, End of the Period                   $      13.724   $      14.327    $      11.410
                                                       =============   =============    =============


  Total Return * (a)                                           12.98%          32.48%           14.00%**

  Net Assets at End of the Period (In thousands)              $105.3           $93.1            $74.2

  Ratio of Expenses to Average Net Assets* (b)                  1.44%           1.48%            1.38%

  Ratio of Net Investment Income/Loss to Average Net Assets*   (0.36)%         (0.14)%           0.44%

  Portfolio Turnover                                             109%             85%              41%**

  *If certain expenses had not been assumed by VKAC, total return would have been lower and the ratios would have been as follows:

  Ratio of Expenses to Average Net Assets (b)                   7.76%          17.19%           17.57%

  Ratio of Net Investment Income/Loss to Average Net Assest    (6.69)%        (15.79)%          (15.75)%


  ** Non-Annualized

  (a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

  (b) The Ratios of Expenses to Average Net Assets do not reflect credits earned on overnight cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .14%, .18% and .08% for the periods ended on June 30, 1998, on June 30, 1997 and on June 30, 1996 respectively.

                                               See Notes to Financial Statements


                     VAN KAMPEN AMERICAN CAPITAL VALUE FUND

                        FINANCIAL HIGHLIGHTS (Continued)
       The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.


                                                                                          December 27, 1995
                                                                                          (Commencement
                                                                                          of Investment
                                                          Year Ended      Year Ended      Operations) to
Class C Shares                                           June 30, 1998   June 30, 1997    June 30, 1996
-----------------------------------------------------------------------------------------------------------


  Net Asset Value, Beginning of the Period             $      14.327   $      11.410    $      10.000
                                                       -------------   -------------    -------------

    Net Investment Income/Loss                                (0.026)         (0.017)           0.024
    Net Realized and Unrealized Gain                           1.627           3.567            1.386
                                                       -------------   -------------    -------------
  Total from Investment Operations                             1.601           3.550            1.410
                                                       -------------   -------------    -------------
  Less:
    Distributions from Net Investment Income                    0.102           0.017            -0-
    Distributions from Net Realized Gain                        2.100           0.616            -0-
                                                       -------------   -------------    -------------
  Total Distributions                                           2.202           0.633            -0-
                                                       -------------   -------------    -------------

  Net Asset Value, End of the Period                   $      13.726   $      14.327    $      11.410
                                                       =============   =============    =============


  Total Return * (a)                                           13.06%          32.48%           14.00%**

  Net Assets at End of the Period (In thousands)              $105.3           $93.1            $74.2

  Ratio of Expenses to Average Net Assets* (b)                  1.44%           1.48%            1.38%

  Ratio of Net Investment Income/Loss to Average Net Assest*   (0.36)%         (0.14)%           0.44%

  Portfolio Turnover                                             109%             85%              41%**

  *If certain expenses had not been assumed by VKAC, total return would have been lower and the ratios would have been as follows:

  Ratio of Expenses to Average Net Assets (b)                   7.76%          17.19%           17.57%

  Ratio of Net Investment Income/Loss to Average Net Assest    (6.68)%        (15.79)%         (15.75)%

  ** Non-Annualized

  (a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

  (b) The Ratios of Expenses to Average Net Assets do not reflect credits earned on overnight cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .14%,.18% and .08% for the periods ended on June 30, 1998, on June 30, 1997 and on June 30, 1996 respectively.

                                               See Notes to Financial Statements

                     VAN KAMPEN AMERICAN CAPITAL VALUE FUND

                          NOTES TO FINANCIAL STATEMENTS
                                  JUNE 30, 1998


1.  SIGNIFICANT ACCOUNTING POLICIES
Van Kampen American Capital Value Fund (the "Fund") is organized as a series of Van Kampen Equity Trust (the "Trust"), a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek long-term growth of capital by investing primarily in a diversified portfolio of common stocks and other equity securities of medium and larger capitalization companies. The Fund commenced investment operations on December 27, 1995, with three classes of common shares, Class A, Class B and Class C.
     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION - Investments in securities listed on a securities exchange are valued at their sales price as of the close of such securities exchange or, if not available, their fair value as determined by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS - Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.
     The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the fund.

C. INCOME AND EXPENSES - Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. ORGANIZATIONAL COSTS - The Fund will reimburse Van Kampen Funds Inc. or its affiliates (collectively "Van Kampen") for costs incurred in connection with the Fund's organization in the amount of $40,000. These costs are being amortized on a straight line basis over the 60 month period ending December 27, 2000. The Adviser has agreed that in the event any of the initial shares of the Fund originally purchased by Van Kampen are redeemed during the amortization period, the Fund will be reimbursed for any unamortized organizational costs in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

E. FEDERAL INCOME TAXES - It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income and gains to its shareholders. Therefore, no provision for federal income taxes is required. Net realized gains or losses may differ for financial purposes primarily as a result of wash sales at June 30, 1998.
      At June 30, 1998, for federal income tax purposes, the cost of long-term investments is $1,412,583; the aggregate gross unrealized appreciation is $243,969 and the aggregate gross unrealized depreciation is $77,605, resulting in net unrealized appreciation of $166,364.

F. DISTRIBUTION OF INCOME AND GAINS - The Fund declares and pays dividends annually from net investment income and net realized gains on securities, if any. Distributions from net realized gains for book purposes may include short-term capital gains which are included in ordinary income for tax purposes. For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended June 30, 1998. The Fund designated $16,078 as a 28% rate capital gain distribution and $2,004 as a 20% rate capital gain distribution. Shareholders were sent a 1997 Form 1099-DIV in January 1998 representing their proportionate share of capital gain distribution to be reported on their income tax returns.

G. EXPENSE REDUCTIONS - During the twelve months ended June 30, 1998, the Fund's custody fee was reduced by $2,286 as a result of credits earned on overnight cash balances.

                     VAN KAMPEN AMERICAN CAPITAL VALUE FUND

                                  JUNE 30, 1998




2.  INVESTMENT ADVISORY AGREEMENT AND OTHER
     TRANSACTIONS WITH AFFILIATES
Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE NET ASSETS                       % PER ANNUM
------------------------------- ---------------------
First $500 million                              .75%
Next $500 million                               .70%
Over $1 billion                                 .65%

       For the year ended June 30, 1998, the Fund incurred expenses of approximately $5,200 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person. All of this cost has been assumed by Van Kampen.
      For the year ended June 30, 1998, the Fund incurred expenses of approximately $34,800 representing Van Kampen's cost of providing accounting and legal services to the Fund. All of this cost has been assumed by Van Kampen.
      Van Kampen Investor Services Inc. ("VKIS"), an affiliate of the Adviser, serves as the shareholder servicing agent of the Fund. For the year ended June 30, 1998, the Fund recognized expenses of approximately $15,000. All of this cost has been assumed by Van Kampen. Beginning in 1998, the transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.
      Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.
      The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.
      At June 30, 1998, Van Kampen owned 104,277 shares of Class A, 7,670 shares of Class B, and 7,670 shares of Class C.

3.  CAPITAL TRANSACTIONS
The Fund has outstanding three classes of shares of beneficial interest, Classes A, B and C, each with a par value of $.01 per share. There are an unlimited number of shares of each class authorized.
      At June 30, 1998, capital aggregated $1,251,565, $80,397 and $79,300 for
Classes A, B and C, respectively.

For the twelve months ended June 30, 1998, transactions were as follows:

                                       SHARES            VALUE
                                 ------------- ----------------
Sales:
  Class A                                   7             $100
  Class B                                   0            1,096
                                 ============= ================
Total Sales                                 7           $1,196
                                 ============= ================


Dividend Reinvestment:
  Class A                              16,533         $202,197
  Class B                               1,170           14,313
  Class C                               1,170           14,313
                                 ============= ================
Total Dividend Reinvestment            18,873         $230,823
                                 ============= ================


Shares Repurchased:
  Class A                             (4,076)        ($57,633)
                                 ============= ================

      At June 30, 1997, capital aggregated $1,106,900, $64,988 and $64,988 for
Classes A, B, and C respectively. For the year ended June 30, 1997, transactions were as follows:

                                       SHARES            VALUE
                                 ------------- ----------------
Sales:
  Class A                              81,367       $1,000,000
                                 ============= ================


Dividend Reinvestment:
  Class A                                 177           $2,074
                                 ============= ================


Class B and Class C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). Class B shares will automatically convert to Class A shares after the eighth year following purchase. The CDSC will be imposed on most redemptions made within five years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                   CONTINGVALUEEFERRED
                                      SALES CHARGE
                                  CLASS B       CLASS C
YEAR OF REDEMPTION                 SHARES       SHARES
------------------------------  ------------- ------------
First                              5.00%         1.00%
Second                             4.00%         None
Third                              3.00%         None
Fourth                             2.50%         None
Fifth                              1.50%         None
Sixth and Thereafter                None         None

                     VAN KAMPEN AMERICAN CAPITAL VALUE FUND

                                  JUNE 30, 1998

4.  INVESTMENT TRANSACTIONS
During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $1,697,057 and $1,565,249 respectively.

5.  DISTRIBUTION AND SERVICE PLANS
The Fund and its Shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts. The Fund's net assets are subject to annual fees under the Plans of up to .25% for Class A shares and 1.00% each for Class B and Class C shares. No fees related to the Plans have been accrued by the Fund, as the Fund is currently owned solely by affiliated persons.

KPMG Peat Marwick LLP

                       REPORT OF INDEPENDENT ACCOUNTANTS

   The Board of Trustees and Shareholders of
    Van Kampen American Capital Value Fund:

   We have audited the accompanying statement of assets and liabilities of Van Kampen American Capital Value Fund (the "Fund"), including the portfolio of investments, as of June 30, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen American Capital Value Fund as of June 30, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.


                                                           KPMG Peat Marwick LLP


   Chicago, Illinois
   August 7, 1998

                     Van Kampen American Capital Value Fund


BOARD OF TRUSTEES                          INVESTMENT ADVISER

J. MILES BRANAGAN                          VAN KAMPEN INVESTMENT ADVISORY CORP.
RICHARD M. DEMARTINI*                      One Parkview Plaza
LINDA HUTTON HEAGY                         Oakbrook Terrace, Illinois 60181
R. CRAIG KENNEDY
JACK E. NELSON                             DISTRIBUTOR
DON G. POWELL*
PHILLIP B. ROONEY                          VAN KAMPEN FUNDS INC.
FERNANDO SISTO                             One Parkview Plaza
WAYNE W. WHALEN* - Chairman                Oakbrook Terrace, Illinois 60181

OFFICERS                                   SHAREHOLDER SERVICING AGENT

DENNIS J. MCDONNELL*                       VAN KAMPEN INVESTOR SERVICES INC.
    President                              P.O. Box 418256
                                           Kansas City, Missouri 64141-9256
RONALD A. NYBERG*
    Vice President and Secretary           CUSTODIAN

EDWARD C. WOOD, III*                       STATE STREET BANK AND TRUST COMPANY
    Vice President and Chief               225 Franklin Street
    Financial Officer                      P.O. Box 1713
                                           Boston, Massachusetts 02105
CURTIS W. MORELL*
    Vice President and Chief
    Accounting Officer
                                           LEGAL COUNSEL
JOHN L. SULLIVAN*
    Treasurer                              SKADDEN, ARPS, SLATE, MEAGHER & FLOM
                                           (ILLINOIS)
                                           333 West Wacker Drive
TANYA M. LODEN*                            Chicago, Illinois 60606
    Controller
                                           INDEPENDENT ACCOUNTANTS
PETER W. HEGEL*
PAUL R. WOLKENBERG*                        KPMG PEAT MARWICK LLP
     Vice Presidents                       Peat Marwick Plaza
                                           303 East Wacker Drive
                                           Chicago, Illinois 60601

-----------------------------------------------------------------------

            TAX NOTICE TO CORPORATE SHAREHOLDERS

    For the year  ended  June 30,  1998,  7.42% of the
    dividends  taxable as  ordinary  income  qualified
    for   70%   dividends   received   deduction   for
    corporations.
---------------------------------------------------------------------

* "Interested" persons of the Fund, as defined in the Investment Company Act of 1940.

    Van Kampen Funds Inc., 1998   All Rights Reserved.

SM  denotes a service mark of Van Kampen Funds Inc.



This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data. After December 31, 1998, the report, if used with prospective investors, must be accompanied by a quarterly performance update.

                                   VAN KAMPEN
                                 GREAT AMERICAN
                                 COMPANIES FUND

                                 Annual Report
                                 June 30, 1998

                                   Van Kampen
                                     Funds


                                TABLE OF CONTENTS

Letter to Shareholders..........................................      1
Performance in Perspective......................................      3
Portfolio Management Review.....................................      4
Portfolio of Investments........................................      7
Statement of Assets and Liabilities.............................     10
Statement of Operations.........................................     11
Statement of Changes in Net Assets..............................     12
Financial Highlights............................................     13
Notes to Financial Statements...................................     16
Report of Independent Accountants...............................     19


GAC ANR 8/98

                            LETTER TO SHAREHOLDERS

July 20, 1998

Dear Shareholder,
         As you may know, Van Kampen American Capital is consolidating all of the retail mutual funds that we distribute under the single name of Van Kampen Funds. This move accompanies the change in our legal name to Van Kampen Funds Inc. You can be assured that the change in your fund's name will not affect its management or daily operations. You will begin seeing the application of this change with this report.

ECONOMIC OVERVIEW
     The U.S. economy continued to expand at a robust pace despite a deepening recession in a number of Asian nations. The nation's inflation-adjusted output of goods and services ran at 5.4 percent during the first quarter, an annualized rate considered by many economists to be virtually unsustainable without leading to inflation. As the reporting period ended, however, there were indications that the Asian financial crisis was finally having a moderating impact on the economy. Also, the Conference Board's index of leading indicators points toward a slowdown in economic growth later this year.
     Despite the generally solid pace of economic activity, inflation remained benign. Consumer prices rose by 1.7 percent during the 12 months through June, while producer prices actually declined during the same period. Falling commodity prices and the impact of the strong dollar helped to offset the inflationary implications of a tight labor market and strong consumer spending.
     While the Federal Reserve kept short-term interest rates steady at 5.5 percent during the reporting period, minutes from the central bank's May policy meeting indicated growing sentiment for tightening monetary policy if the drag from Asia does not slow the American economy on its own.

MARKET OVERVIEW
     U.S. stocks continued to post gains during the period, but the sharp variation in returns across industry groups reflected the growing impact of the Asian financial crisis on corporate profits. The Wilshire 5000 Index, consisting of all publicly traded U.S. companies, gained 14.68 percent during the first six months of 1998. Once again, most of the strength was concentrated in large-capitalization companies, as the S&P 500 Index of large stocks returned
17.67 percent during the period compared to 4.93 percent for the Russell 2000 Index of small-cap issues. Even large stocks, however, fell back significantly beginning in April as the Asian crisis intensified.
     Companies with heavy exposure to domestic consumers benefited from a strong American economy, especially during the latter stages of the reporting period. Consumer cyclical stocks returned 28.94 percent during the first six months of 1998, compared to 6.35 percent for basic materials and 3.01 percent for energy issues. Eight of the ten top-performing industry groups during the second quarter were from consumer-related sectors. Meanwhile, the steep decline in energy and agricultural prices--a consequence of reduced demand from Asia--undermined the performance of commodity-related stocks. During the three months through June, five of the ten worst-performing industry sectors were from either energy, metals, or commodity-based industries.

OUTLOOK
     We believe economic growth in the United States is likely to slow in coming months as the impact of the Asian crisis becomes more apparent. As growth decelerates, corporate profits will come under pressure, especially among large companies. Given the difficult year-over-year earnings comparisons that will begin

                                                           Continued on page two
to appear in coming quarters, we caution investors not to expect a continuation of the large gains that have become almost routine for U.S. stocks in recent years. The high valuations and decelerating profit growth could limit returns in the equity market over the near term.
     Still, the overall environment for equities remains positive. Inflation is low, the economy continues to grow, the bond market is healthy, and monetary policy is stable. These characteristics usually support relatively high valuations in the stock market. We remain confident that the domestic equity asset class will continue to provide solid growth for investors with a long-term time horizon.
     Additional details about your Fund, including a question-and-answer section with your portfolio management team, are provided in this report. As always, we are pleased to have the opportunity to serve you and your family through our diverse menu of quality investments.


Sincerely,


/s/Don G. Powel            /s/Dennis J. McDonnell
Don G. Powel               Dennis J. McDonnell
Chairman                   President
Van Kampen Investment      Van Kampen Investment
Advisory Corp.             Advisory Corp.

                 PUTTING YOUR FUND'S PERFORMANCE IN PERSPECTIVE

      As you evaluate your progress toward achieving your financial goals, it is important to track your investment portfolio's performance at regular intervals. A good starting point is a comparison of your investment holdings to an applicable benchmark, such as a broad-based market index. Such a comparison can:

     - Illustrate the general market environment in which your investments are being managed

     - Reflect the impact of favorable market trends or difficult market conditions

     - Help you evaluate the extent to which your Fund's management team has responded to the opportunities and challenges presented to them over the period measured

      For these reasons, you may find it helpful to review the chart below, which compares your Fund's performance to that of the Standard & Poor's 500-Stock Index and the Lipper Growth Fund Index over time. These indices are statistical composites and do not reflect any commissions or fees which would be incurred by an investor purchasing the securities they represent. Similarly, their performance does not reflect any sales charges or other costs which would be applicable to an actively managed portfolio, such as that of the Fund.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Van Kampen Great American Companies Fund vs. the Standard & Poor's 500-Stock Index and the Lipper Growth Fund Index (December 27, 1995 through June 30, 1998)

Chart:
VK Great American Companies Fund 6/30/98 Report
Returns

Month               Fund Value           Lipper Growth             S&P 500 Index
Dec-95              $ 9,425              $10,000                   $10,000
Jan-96              $ 9,925              $10,242                   $10,409
Feb-96              $10,217              $10,402                   $10,482
Mar-96              $10,603              $10,451                   $10,621
Apr-96              $10,773              $10,713                   $10,764
May-96              $10,933              $10,903                   $11,010
Jun-96              $10,943              $10,796                   $11,096
Jul-96              $10,377              $10,212                   $10,589
Aug-96              $10,754              $10,516                   $10,788
Sep-96              $11,310              $11,103                   $11,437
Oct-96              $11,433              $11,263                   $11,736
Nov-96              $12,290              $11,975                   $12,597
Dec-96              $12,311              $11,748                   $12,389
Jan-97              $12,809              $12,364                   $13,149
Feb-97              $12,829              $12,269                   $13,227
Mar-97              $12,463              $11,708                   $12,723
Apr-97              $12,971              $12,223                   $13,466
May-97              $13,754              $13,069                   $14,255
Jun-97              $14,476              $13,557                   $14,940
Jul-97              $15,553              $14,681                   $16,107
Aug-97              $14,760              $14,138                   $15,182
Sep-97              $15,564              $14,946                   $16,057
Oct-97              $15,208              $14,464                   $15,503
Nov-97              $15,503              $14,796                   $16,195
Dec-97              $15,998              $15,046                   $16,516
Jan-98              $15,847              $15,147                   $16,684
Feb-98              $17,075              $16,215                   $17,859
Mar-98              $17,863              $16,908                   $18,815
Apr-98              $18,025              $17,090                   $18,986
May-98              $17,770              $16,671                   $18,629
Jun-98              $18,685              $17,391                   $19,435


Fund's Total Return
1 Year Avg. Annual = 21.64%
Inception Avg. Annual = 28.28%



The above chart reflects the performance of Class A shares of the Fund. The performance of Class A shares will differ from that of other share classes of the Fund because of the difference in sales charges and/or expenses paid by shareholders investing in the different share classes. The Fund's performance assumes reinvestment of all distributions and includes payment of the maximum sales charge (5.75% for A shares).

While past performance is not indicative of future performance, the above information provides a broader vantage point from which to evaluate the discussion of the Fund's performance found in the following pages.

The Fund commenced operation in 1995 with limited capital invested primarily by the adviser's affiliates. While the Fund has been available for sale in a limited number of statees, as of June 30, 1998 the Fund had not engaged in a broad continuous public offering and was not subject to redemption requests. The Fund's adviser believes that the portfolio has been managed substantially the same as if the Fund had been open for investment to all public investors. No assurances can be given, however, that the Fund's investment performance would have been the same during the period if the Fund had been broadly distributed. During this period, certain fees were waived and expenses were reimbursed by the Fund's adviser which had a material effect on the Fund's total return.

                           PORTFOLIO MANAGEMENT REVIEW

                    VAN KAMPEN GREAT AMERICAN COMPANIES FUND

We recently spoke to the management team of the Van Kampen Great American Companies Fund about the key events and economic forces that shaped the markets during the past year. The team previously included Evan Harrel and Stephen L. Boyd, portfolio comanagers. As of May 1, 1998, the Fund has been managed by Jeff
D. New, portfolio manager; Michael Davis, portfolio comanager; and Dennis J. McDonnell, president of the adviser. The following excerpts reflect their views on the Fund's performance during the year ended June 30, 1998.

Q CAN YOU DESCRIBE THE STOCK MARKET ENVIRONMENT FOR THE FUND DURING THE REPORTING PERIOD?

A The stock market was influenced by two opposing factors. On the home front, steady economic growth and low inflation provided a very favorable climate for stocks. However, a currency collapse in Southeast Asia threatened to slow the economies of countries around the world. The Dow Jones Industrial Average struggled through the last few months of 1997, trying to regain its momentum after being unsettled by the Asian currency crisis in October. The Dow recovered quickly and proceeded to hit record highs in early 1998. During the final months of the reporting period, the Dow remained relatively flat, fluctuating around the 9000 mark.
         Investors continued to favor large, well-established companies during the reporting period because of their uncertainty about how the Asian situation would affect the U.S. markets. Generally, stocks of large-capitalization companies made greater gains than stocks of small-cap firms.

Q GIVEN THESE EVENTS, WHAT WAS YOUR STRATEGY IN MANAGING THE FUND TO MEET ITS OBJECTIVE?

A The Fund invests primarily in established U.S. companies that have been market leaders in their respective fields. We believe these companies will be able to sustain their position and produce superior performance over time. Although quality is a primary consideration, we also evaluate potential holdings for attractive valuations relative to their growth rates. Finally, we diversify the Fund among many market sectors to gain exposure to a spectrum of industries.

Q WHAT EFFECT DID THE FUND'S MANAGEMENT CHANGE HAVE ON THE PORTFOLIO?

A Since we assumed responsibility for the management of the Fund in May, there have been some significant changes to the portfolio's sector weightings. For example, the Fund's exposure to technology, healthcare, and finance stocks has increased substantially. New stocks added in these areas included Cisco Systems, EMC, Computer Sciences, BMC Software, Bristol-Myers Squibb, Schering-Plough, Healthsouth, Travelers Group, and U.S. Bancorp.
         The retail area of the consumer distribution sector also offered some favorable opportunities, thanks to a combination of low unemployment and rising disposable income. Strong retail stocks included our new positions in Safeway and Dayton Hudson. Also, we lowered the Fund's allocation to consumer nondurables because we believed they were overvalued. We sold most of our stocks in this sector, keeping Bestfoods, Dial, Philip Morris, and Colgate-Palmolive.
         It is important to remember that we use a bottom-up selection process for the Fund, meaning that we evaluate securities one by one and make purchases wherever we find attractive securities. As such, the changes in the Fund's sector weightings were simply a reflection of where we found stocks with a combination of positive fundamentals at attractive prices, in consistency with the overall strategy of the Fund.

Q        WHAT FACTORS WORKED AGAINST THE FUND?

A Philip Morris dragged down the Fund's performance. Philip Morris and the rest of the tobacco industry have been trying to settle a number of lawsuits, and, as the settlement process has lingered into 1998, the stock price has fallen 13 percent in the past six months. Despite this price decline, we held on to Philip Morris because it fits our criteria of an established market leader selling at an attractive price. The energy sector was another big disappointment. As we entered 1998, declining oil prices posed a threat to companies whose profits are tied to commodity prices. We chose to sell the majority of our energy holdings, including Amoco, Exxon, and Unocal.

Q HOW DID THE FUND PERFORM DURING THE PAST YEAR?

A The Fund achieved a one-year total return of 29.08 percent (Class A shares at net asset value) as of June 30, 1998. In addition, the Fund generated total returns of 10.10 percent, 21.64 percent, and 28.28 percent for six months, one year, and the life of the Fund, respectively (Class A shares at maximum sales charge).
         By comparison, the Standard & Poor's 500-Stock Index achieved a one-year total return of 30.09 percent, and the Lipper Growth Fund Index, which more closely resembles the Fund, returned 28.28 percent. The S&P 500-Stock Index is a broad-based, unmanaged index that reflects the general performance of the stock market, and the Lipper Growth Fund Index reflects the average performance of the 30 largest growth funds. Keep in mind that these indices are statistical composites that do not include any commissions or sales charges that would be paid by an investor purchasing the securities or investments they represent.

Q WHAT IS YOUR OUTLOOK FOR THE FUND IN THE NEXT SIX MONTHS?

A At the time of the last report, the effects of the Asian economic crisis on the U.S. stock market were unclear but certainly negative. Today its effects are still uncertain, but the outlook is more positive: the crisis has had a severe impact on a few segments of the U.S. market but otherwise has been fairly contained. The stock market reached new highs during the reporting period, and we expect that controlled growth and low inflation will support stock prices during the remainder of the year. The Fund will continue to invest in favorably priced companies that we believe can succeed in a variety of market environments.

/s/ Dennis J. McDonnell           /s/ Jeff D. New        /s/ Michael Davis
Dennis J. McDonnell               Jeff D. New            Michael Davis
President                         Portfolio Manager      Portfolio Comanager
Van Kampen Investment
Advisory Corp.

Van Kampen Great American Companies Fund


Portfolio of Investments
  June 30, 1998


Description                                                       Shares       Market Value
-------------------------------------------------------------------------------------------
Common Stocks  95.7%
Consumer Distribution  13.3%
Brylane Inc. (a)                                                      300    $     13,800
Dayton Hudson Corp.                                                   400          19,400
Federated Department Stores, Inc. (a)                                 500          26,906
Finish Line, Class A (a)                                              750          21,093
Kroger Co. (a)                                                        400          17,150
Lear Corp. (a)                                                        500          25,656
Lowes Companies Inc.                                                  800          32,450
Pacific Sunware of California, Inc (a)                                750          26,250
Ross Stores Inc.                                                      500          21,500
Safeway Inc. (a)                                                      500          20,344
TJX Companies Inc.                                                   1000          24,125
                                                                             ------------
                                                                                  248,674
                                                                             ------------

Consumer Durables  1.9%
Ford Motor Co.                                                        600          35,400
                                                                             ------------

Consumer Non-Durables  8.2%
Bestfoods                                                             600          34,836
Colgate-Palmolive Co.                                                 400          35,200
Dial Corp.                                                          1,700          44,094
Philip Morris Cos., Inc.                                             1000          39,375
                                                                             ------------
                                                                                  153,505
                                                                             ------------

Consumer Services  11.4%
Brinker International, Inc. (a)                                     1,000          19,250
CKE Restaurants, Inc.                                                 600          24,750
Cox Communications, Inc., Class A (a)                                 900          43,594
New York Times Co., Class A                                           400          31,700
Omnicom Group, Inc.                                                   800          39,900
TCI Ventures Group, Series A (a)                                     1000          20,062
Time Warner, Inc.                                                     400          34,175
                                                                             ------------
                                                                                  213,431
                                                                             ------------

Energy  2.7%
Coastal Corp.                                                         250          17,453
Enron Corp.                                                           600          32,438
                                                                             ------------
                                                                                   49,891
                                                                             ------------

                                               See Notes to Financial Statements

Van Kampen Great American Companies Fund

  June 30, 1998


Description                                                       Shares       Market Value
-------------------------------------------------------------------------------------------
Finance  17.7%
Allstate Corp.                                                        300    $     27,469
American Express Co.                                                  200          22,800
American General Corp.                                                400          28,475
Associates First Capital                                              157          12,069
BankBoston Corp.                                                      400          22,250
Chase Manhattan Corp.                                                 600          45,300
Conseco, Inc.                                                         700          32,725
Federal National Mortgage Assn.                                       600          36,450
Household International, Inc.                                         450          22,388
MGIC Investment Corp.                                                 200          11,412
Travelers Group Inc.                                                  500          30,313
US Bancorp                                                            450          19,350
Washington Mutual Inc.                                                450          19,547
                                                                             ------------
                                                                                  330,548
                                                                             ------------

Healthcare  13.5%
Becton Dickinson & Co.                                                370          28,721
Bristol-Myers Squibb Co.                                              300          34,481
Guidant Corp.                                                         200          14,263
Healthsouth Corp. (a)                                                1300          34,694
Merck & Company, Inc.                                                 200          26,750
Pfizer, Inc.                                                          100          10,869
Schering Plough Corp.                                                 300          27,488
Tenet Healthcare Corp. (a)                                            700          21,875
Total Renal Care Holdings (a)                                         800          27,600
United Healthcare Corp.                                               400          25,400
                                                                             ------------
                                                                                  252,141
                                                                             ------------

Producer Manufacturing  3.6%
Republic Services, Inc., Class A (a)                                  200           4,800
Tyco International, Ltd.                                              350          22,050
USA Waste Services, Inc. (a)                                          800          39,500
                                                                             ------------
                                                                                   66,350
                                                                             ------------

Raw Materials/Processing Industries  1.2%
Du Pont (E.I.) De Nemours & Co.                                       300          22,388
                                                                             ------------

                                               See Notes to Financial Statements
                                       8

Van Kampen Great American Companies Fund

  June 30, 1998


Description                                                       Shares       Market Value
-------------------------------------------------------------------------------------------
Technology  18.0%
America Online, Inc. (a)                                              330    $     34,980
Ascend Communications, Inc. (a)                                       500          24,780
BMC Software, Inc. (a)                                                600          31,163
Cadence Design Systems, Inc. (a)                                      500          15,625
Cisco Systems, Inc. (a)                                               300          27,619
Citrix Systems, Inc. (a)                                              300          20,513
Computer Assoc International, Inc.                                    400          22,225
Computer Sciences Corp. (a)                                           640          40,960
Compuware Corp. (a)                                                   400          20,450
EMC Corp. (a)                                                         500          22,406
Networks Associates, Inc. (a)                                         700          33,513
Sterling Software, Inc. (a)                                           900          26,606
Veritas DGC, Inc. (a)                                                 300          14,981
                                                                             ------------
                                                                                  335,821
                                                                             ------------

Transportation  1.3%
US Xpress Enterprises, Inc., Class A (a)                            1,500          25,125
                                                                             ------------

Utilities  2.9%
AT & T Corp.                                                          300          17,138
BEC Energy                                                            300          12,450
SBC Communications, Inc.                                              200           8,000
Teleport Communications Group, Class A (a)                            300          16,275
                                                                             ------------
                                                                                   53,863
                                                                             ------------

Total Investments  95.7%
     (Cost $1,486,008)                                                          1,787,137
Other Assets in Excess of Liabilities  4.3%                                        79,523
                                                                             ------------
Net Assets  100.0%                                                           $  1,866,660
                                                                             ============

(a) Non-income producing security as this stock does not currently declare dividends.


                                            See Notes to Financial Statements

                    VAN KAMPEN GREAT AMERICAN COMPANIES FUND

                      STATEMENT OF ASSETS AND LIABILITIES
                                 June 30, 1998

ASSETS:

Total Investments (Cost $1,486,008)                                           $ 1,787,137
Cash                                                                               60,653
Receivables:
 Expense Reimbursement from Adviser                                                26,082
 Dividends                                                                          1,517
Unamortized Organizational Costs                                                   20,106
Other                                                                                 805
                                                                              -----------
  Total Assets                                                                  1,896,300
                                                                              -----------

LIABILITIES:

Payable for Investments Purchased                                                   4,800
Trustees' Deferred Compensation and Retirement Plans                               24,840
                                                                              -----------

  Total Liabilities                                                                29,640
                                                                              -----------

NET ASSETS                                                                    $ 1,866,660
                                                                              ===========

NET ASSETS CONSIST OF:
Capital                                                                       $ 1,390,846
Net Unrealized Appreciation                                                       301,129
Accumulated Net Realized Gain                                                     195,495
Accumulated Net Investment Loss                                                   (20,810)
                                                                              -----------

NET ASSETS                                                                    $ 1,866,660
                                                                              ===========

MAXIMUM OFFERING PRICE PER SHARE:
 Class A Shares:
  Net asset value and redemption price per share (Based on net assets of
  $1,627,709 and 100,925 shares of beneficial interest issued and outstanding)     $16.13
  Maximum sales charge (5.75%* of offering price)                                    0.98
                                                                              -----------

  Maximum offering price to public                                                 $17.11
                                                                              ===========

 Class B Shares:
  Net asset value and offering price per share (Based on net assets of
  $119,469 and 7,407 shares of beneficial interest issued
  and outstanding)                                                                 $16.13
                                                                              ===========

 Class C Shares:
  Net asset value and offering price per share (Based on net assets of $119,482 and 7,407 shares of beneficial interest issued and
  outstanding)                                                                     $16.13
                                                                              ===========

  * On sales of $50,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements




                    VAN KAMPEN GREAT AMERICAN COMPANIES FUND

                            STATEMENT OF OPERATIONS
                        For the Year Ended June 30, 1998


INVESTMENT INCOME:
  Dividends                                                                               $     16,979
                                                                                          ------------

EXPENSES:

  Shareholder Reports                                                                           25,938
  Accounting                                                                                    23,528
  Shareholder Services                                                                          15,259
  Audit                                                                                         11,992
  Investment Advisory Fee                                                                       11,450
  Trustees' Fees and Expenses                                                                    9,477
  Legal                                                                                          9,020
  Amortization of Organizational Costs                                                           7,997
  Custody                                                                                        7,307
  Trustees' Retirement Plan                                                                      5,572
  Registration and Filing                                                                        2,731
  Other                                                                                          7,072
                                                                                          ------------

          Total Expenses                                                                       137,343
          Less: Fees Waived and Expenses Reimbursed ($11,450 and $101,306 respectively)        112,756
                   Earnings Credits on Cash Balances                                             4,169
                                                                                          ------------

          Net Expenses                                                                          20,418
                                                                                          ------------

NET INVESTMENT LOSS                                                                       $     (3,439)
                                                                                          ============

REALIZED AND UNREALIZED GAIN/LOSS:

  Net Realized Gain                                                                       $    320,602
                                                                                          ------------

  Unrealized Appreciation/Depreciation:
          Beginning of the Period                                                              198,127

          End of the Period                                                                    301,129
                                                                                          ------------

  Net Unrealized Appreciation During the Period                                                103,002
                                                                                          ------------
NET REALIZED AND UNREALIZED GAIN                                                          $    423,604
                                                                                          ============

NET INCREASE IN NET ASSETS FROM OPERATIONS                                                $    420,165
                                                                                          ============


                                               See Notes to Financial Statements

                    VAN KAMPEN GREAT AMERICAN COMPANIES FUND

                       STATEMENT OF CHANGES IN NET ASSETS
                   For the Years Ended June 30, 1998 and 1997


                                                                     Year Ended     Year Ended
                                                                   June 30, 1998   June 30, 1997
                                                                   -------------   -------------
FROM INVESTMENT ACTIVITIES:

Operations:
Net Investment Loss                                             $        (3,439) $       (369)
Net Realized Gain                                                       320,602        56,138
Net Unrealized Appreciation During the Period                           103,002       176,652
                                                                ---------------  ------------
Change in Net Assets from Operations                                    420,165       232,421
                                                                ---------------  ------------

Distributions from and in Excess of Net Investment Income:

        Class A Shares                                                  (12,532)         (133)
        Class B Shares                                                     (920)         (123)
        Class C Shares                                                     (920)         (123)
                                                                ---------------  ------------

                                                                        (14,372)         (379)
                                                                ---------------  ------------

Distributions from Net Realized Gain:

        Class A Shares                                                 (154,061)       (6,296)
        Class B Shares                                                  (11,306)       (5,847)
        Class C Shares                                                  (11,306)       (5,847)
                                                                ---------------  ------------

                                                                       (176,673)      (17,990)
                                                                ---------------  ------------

Total Distributions                                                    (191,045)      (18,369)
                                                                ---------------  ------------

NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES                     229,120       214,052

FROM CAPITAL TRANSACTIONS:

Net Asset Value of Shares Issued Through
     Dividend Reinvestment                                              191,045             0
Cost of Shares Repurchased                                               (5,023)    1,005,024
                                                                ---------------  ------------

NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS                      186,022     1,005,024
                                                                ---------------  ------------

TOTAL INCREASE IN NET ASSETS                                            415,142     1,219,076

NET ASSETS:
Beginning of the Period                                               1,451,518       232,442
                                                                ---------------  ------------

End of the Period (Including accumulated net investment
     loss of $20,810 and $2,999, respect                        $     1,866,660  $  1,451,518
                                                                ===============  ============



                                               See Notes to Financial Statements


                    VAN KAMPEN GREAT AMERICAN COMPANIES FUND

                              FINANCIAL HIGHLIGHTS
       The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.


                                                                                                              December 27, 1995
                                                                                                              (Commencement
                                                                                   Year Ended June 30,        of Investment
                                                                             ------------------------------   Operations) to
Class A Shares                                                                         1998            1997   June 30, 1996
----------------------------------------------------------------------------------------------------------------------------------
    Net Asset Value, Beginning of the Period                                 $      14.235    $     11.622    $      10.000
                                                                             -------------    ------------    -------------
     Net Investment Income/Loss                                                     (0.009)         (0.003)           0.019
     Net Realized and Unrealized Gain                                                3.784           3.535            1.603
                                                                             -------------    ------------    -------------
    Total from Investment Operations                                                 3.775           3.532            1.622
                                                                             -------------    ------------    -------------
    Less:
     Distributions from and in Excess of Net Investment Income                       0.142           0.019          ---
     Distributions from Net Realized Gain                                            1.740           0.900          ---
                                                                             -------------    ------------    -------------
    Total Distributions                                                              1.882           0.919          ---
                                                                             -------------    ------------    -------------
    Net Asset Value, End of the Period                                       $      16.128    $     14.235    $      11.622
                                                                             =============    ============    =============


    Total Return * (a)                                                               29.08%          32.29%           16.10%**

    Net Assets at End of the Period (In thousands)                                $1,627.7        $1,260.8            $81.4

    Ratio of Expenses to Average Net Assets* (b)                                      1.51%           1.59%            1.37%

    Ratio of Net Investment Income/Loss to Average Net Assets*                       (0.21%)         (0.08%)           0.33%

    Portfolio Turnover                                                                 150%            100%              48%**


*If certain expenses had not been assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:

    Ratio of Expenses to Average Net Assets (b)                                       8.41%          17.82%           18.46%

    Ratio of Net Investment Income/Loss to Average Net Assets                        (7.11%)        (16.31%)         (16.76%)


** Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) The Ratios of Expenses to Average Net Assets do not reflect credits earned on overnight cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .26%, .34% and .13% for the years ended, June 30, 1998, 1997 and 1996, respectively.




                                               See Notes to Financial Statements

                    VAN KAMPEN GREAT AMERICAN COMPANIES FUND

       The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

                                                                                                                December 27, 1995
                                                                                                                (Commencement
                                                                                   Year Ended June 30,          of Investment
                                                                             ------------------------------     Operations) to
Class B Shares                                                                     1998            1997         June 30, 1996
-----------------------------------------------------------------------------------------------------------------------------------
    Net Asset Value, Beginning of the Period                                 $      14.237    $     11.622    $      10.000
                                                                             -------------    ------------    -------------
     Net Investment Income/Loss                                                     (0.004)         (0.007)           0.019
     Net Realized and Unrealized Gain                                                3.778           3.541            1.603
                                                                             -------------    ------------    -------------
    Total from Investment Operations                                                 3.774           3.534            1.622
                                                                             -------------    ------------    -------------
    Less:
     Distributions from and in Excess of Net Investment Income                       0.142           0.019          ---
     Distributions from Net Realized Gain                                            1.740           0.900          ---
                                                                             -------------    ------------    -------------
    Total Distributions                                                              1.882           0.919          ---
                                                                             -------------    ------------    -------------
    Net Asset Value, End of the Period                                       $      16.129    $     14.237    $      11.622
                                                                             =============    ============    =============

    Total Return * (a)                                                               29.08%          32.29%           16.10%**

    Net Assets at End of the Period (In thousands)                                  $119.5           $92.5            $75.5

    Ratio of Expenses to Average Net Assets* (b)                                      1.51%           1.59%            1.37%

    Ratio of Net Investment Income/Loss to Average Net Assets*                       (0.21%)         (0.05%)           0.33%

    Portfolio Turnover                                                                 150%            100%              48%**


*If certain expenses had not been assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:

    Ratio of Expenses to Average Net Assets (b)                                       8.41%          17.82%           18.46%

    Ratio of Net Investment Income/Loss to Average Net Assets                        (7.11%)        (16.28%)         (16.76%)


** Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) The Ratios of Expenses to Average Net Assets do not reflect credits earned on overnight cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .26%, .34% and .13% for the years ended, June 30, 1998, 1997 and 1996, respectively.




                                               See Notes to Financial Statements

                    VAN KAMPEN GREAT AMERICAN COMPANIES FUND

       The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.


                                                                                                               December 27, 1995
                                                                                                               (Commencement
                                                                                   Year Ended June 30,         of Investment
                                                                             -------------------------------   Operations) to
Class C Shares                                                                     1998            1997        June 30, 1996
-----------------------------------------------------------------------------------------------------------------------------------
    Net Asset Value, Beginning of the Period                                 $      14.237    $     11.622    $      10.000
                                                                             -------------    ------------    -------------
     Net Investment Income/Loss                                                     (0.008)         (0.007)           0.019
     Net Realized and Unrealized Gain                                                3.784           3.541            1.603
                                                                             -------------    ------------    -------------
    Total from Investment Operations                                                 3.776           3.534            1.622
                                                                             -------------    ------------    -------------
    Less:
     Distributions from and in Excess of Net Investment Income                       0.142           0.019          ---
     Distributions from Net Realized Gain                                            1.740           0.900          ---
                                                                             -------------    ------------    -------------
    Total Distributions                                                              1.882           0.919          ---
                                                                             -------------    ------------    -------------
    Net Asset Value, End of the Period                                       $      16.131    $     14.237    $      11.622
                                                                             =============    ============    =============

    Total Return * (a)                                                               29.08%          32.29%           16.10%**

    Net Assets at End of the Period (In thousands)                           $       119.5           $98.2            $75.5

    Ratio of Expenses to Average Net Assets* (b)                                      1.51%           1.59%            1.37%

    Ratio of Net Investment Income/Loss to Average Net Assets*                       (0.21%)         (0.05%)           0.33%

    Portfolio Turnover                                                                 150%            100%              48%**

*If certain expenses had not been assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:

    Ratio of Expenses to Average Net Assets (b)                                       8.41%          17.82%           18.46%

    Ratio of Net Investment Income/Loss to Average Net Assets                        (7.11%)        (16.28%)         (16.76%)

** Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) The Ratios of Expenses to Average Net Assets do not reflect credits earned on overnight cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .26%, .34% and .13% for the years ended, June 30, 1998, 1997 and 1996, respectively.


                                               See Notes to Financial Statements

                                   VAN KAMPEN
                          GREAT AMERICAN COMPANIES FUND
                          NOTES TO FINANCIAL STATEMENTS
                                  JUNE 30, 1998

1.  SIGNIFICANT ACCOUNTING POLICIES
Van Kampen Great American Companies Fund, formerly known as Van Kampen American Capital Great American Companies Fund (the "Fund"), is organized as a series of the Van Kampen Equity Trust (the "Trust"), a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek long-term growth of capital by investing principally in common stocks and other equity securities. The Fund commenced investment operations on December 27, 1995, with three classes of common shares, Class A, Class B and Class C shares.
     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION - Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. Investments in securities not listed on a securities exchange are valued based on their last quoted bid price or, if not available, their fair value as determined by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS - Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.
     The fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Investment Advisory Corp. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INCOME AND EXPENSES - Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. ORGANIZATIONAL COSTS - The Fund will reimburse Van Kampen Funds Inc. or its affiliates' (collectively "Van Kampen") for costs incurred in connection with the Fund's organization in the amount of $40,000. These costs are being amortized on a straight line basis over the 60 month period ending December 27, 2000. The Adviser has agreed that in the event any of the initial shares of the Fund originally purchased by Van Kampen are redeemed during the amortization period, the Fund will be reimbursed for any unamortized organizational costs in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

E. FEDERAL INCOME TAXES - It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of wash sales.
      At June 30, 1998, for federal income tax purposes, cost of long-term investments is $1,486,984; the aggregate gross unrealized appreciation is $335,795 and the aggregate gross unrealized depreciation is $35,642, resulting in net unrealized appreciation of $300,153.

F. DISTRIBUTION OF INCOME AND GAINS - The Fund declares and pays dividends annually from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purpose may include short-term capital gains which are included in ordinary income for tax purposes.
      For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended June 30, 1998. The Fund designated $19,923 as a 28% rate capital gain distribution and $12,781 as a 20% rate capital gain distribution. Shareholders were sent a 1997 Form-DIV in January 1998 representing their proportionate share of the capital gain distribution to be reported on their income tax returns. For corporate shareholders, 8.67% of the distributions qualify for the dividend received deductions.

                                   VAN KAMPEN
                          GREAT AMERICAN COMPANIES FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                  JUNE 30, 1998




G. EXPENSE REDUCTIONS - During the year ended June 30, 1998, the Fund's custody fee was reduced by $4,169 as a result of credits earned on overnight cash balances.

2.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

Average Net Assets                       % Per Annum
-----------------------------------------------------
First $500 million                         .70 of 1%
Next $500 million                          .65 of 1%
Over $1 billion                            .60 of 1%

      For the year ended June 30, 1998, the Fund recognized expenses of approximately $500, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund of which a trustee of the Fund is an affiliated person. All of this cost has been assumed by Van Kampen.
      For the year ended June 30, 1998, the Fund incurred expenses of approximately $37,300, representing Van Kampen's cost of providing accounting and legal services to the Fund. All of this cost has been assumed by Van Kampen.
      Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended June 30, 1998, the Fund recognized expenses of approximately $15,000. All of this cost has been assumed by Van Kampen. Beginning in 1998, the transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.
      Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.
      The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.
      At June 30, 1998, Van Kampen owned 92,948 shares of Class A and all shares of Classes B and C, respectively.

3.  CAPITAL TRANSACTIONS
    The Fund has outstanding three classes of shares of beneficial interest, Classes A, B and C, each with a par value of $.01 per share. There are an unlimited number of shares of each class authorized.
    At June 30, 1998, capital aggregated $1,236,456, $77,195 and $77,195 for
Classes A, B and C, respectively. For the year ended June 30, 1998, transactions were as follows:

                                        Shares         Value
----------------------------------  ------------  ---------------
Dividend Reinvestment:
     Class A                             12,359         $166,593
     Class B                                907           12,226
     Class C                                907           12,226
                                    ============  ===============
Total Dividend Reinvestment              14,173         $191,045
                                    ============  ===============

Cost of Shares Repurchased:
     Class C                              (398)         $(5,023)
                                    ============  ===============

      At June 30, 1997, capital aggregated $1,069,863, $64,969 and $69,992 for
Classes A, B and C, respectively. For the year ended June 30, 1997, transactions were as follows:

                                        Shares
                                                      Value
----------------------------------  ------------  ---------------
Sales:
     Class A                             81,566       $1,000,000
     Class B                                  0                0
     Class C                                398            5,024
                                    ============  ===============
Total Sales:                             81,964       $1,005,024
                                    ============  ===============


      Class B and Class C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made within five years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                   Contingent Deferred
                                      Sales Charge
                                      ------------

                                  Class B      Class C
Year of Redemption                Shares        Shares
------------------------------  ------------ -------------
First                              5.00%        1.00%
Second                             4.00%         None
Third                              3.00%         None
Fourth                             2.50%         None
Fifth                              1.50%         None
Sixth and Thereafter               None          None

                                   VAN KAMPEN
                          GREAT AMERICAN COMPANIES FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                  JUNE 30, 1998



4.  INVESTMENT TRANSACTIONS
During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $2,298,298 and $2,282,313, respectively.

5.  DISTRIBUTION AND SERVICE PLANS
The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.
      The Fund's net assets are subject to annual fees under the Plans of up to .25% for Class A net assets and 1.00% each for Class B and Class C net assets.
No fees related to the Plans have been accrued by the Fund as the Fund is currently owned solely by affiliated persons.

KPMG Peat Marwick LLP

                       REPORT OF INDEPENDENT ACCOUNTANTS

   The Board of Trustees and Shareholders of
    Van Kampen Great American Companies Fund:

   We have audited the accompanying statement of assets and liabilities of Van Kampen Great American Companies Fund (the "Fund"), including the portfolio of investments, as of June 30, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Great American Companies Fund as of June 30, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.


                                                           KPMG Peat Marwick LLP


   Chicago, Illinois
   August 7, 1998

                    VAN KAMPEN GREAT AMERICAN COMPANIES FUND

BOARD OF TRUSTEES                     INVESTMENT ADVISER
J. MILES BRANAGAN                     VAN KAMPEN
RICHARD M. DEMARTINI*                 INVESTMENT ADVISORY CORP.
LINDA HUTTON HEAGY                    One Parkview Plaza
R. CRAIG KENNEDY                      Oakbrook Terrace, Illinois 60181
JACK E. NELSON
DON G. POWELL*                        DISTRIBUTOR
PHILLIP B. ROONEY
FERNANDO SISTO                        VAN KAMPEN FUNDS INC.
WAYNE W. WHALEN* - Chairman           One Parkview Plaza
                                      Oakbrook Terrace, Illinois 60181
OFFICERS
                                      SHAREHOLDER SERVICING AGENT
DENNIS J. MCDONNELL*
    President                         VAN KAMPEN INVESTOR SERVICES INC.
                                      P.O. Box 418256
RONALD A. NYBERG*                     Kansas City, Missouri 64141-9256
    Vice President and Secretary

EDWARD C. WOOD, III*                  CUSTODIAN
    Vice President and Chief
    Financial Officer                 STATE STREET BANK AND TRUST COMPANY
                                      225 Franklin Street
CURTIS W. MORELL*                     P.O. Box 1713
    Vice President and Chief          Boston, Massachusetts 02105
     Accounting Officer

JOHN L. SULLIVAN*                     LEGAL COUNSEL
    Treasurer
                                      SKADDEN, ARPS, SLATE, MEAGHER & FLOM
                                      (ILLINOIS)
TANYA M. LODEN*                       333 West Wacker Drive
    Controller                        Chicago, Illinois 60606

PETER W. HEGEL*                       INDEPENDENT ACCOUNTANTS
PAUL R. WOLKENBERG*
     Vice Presidents                  KPMG PEAT MARWICK LLP
                                      Peat Marwick Plaza
                                      303 East Wacker Drive
                                      Chicago, Illinois 60601

* "Interested" persons of the Fund, as defined in the Investment Company Act of 1940.

    Van Kampen Funds Inc., 1998
     All Rights Reserved.

SM  denotes a service mark of Van Kampen Funds Inc.
             --------------------------------------------------
                          TAX NOTICE TO CORPORATE
                               SHAREHOLDERS
             For the fiscal year ended June 30, 1998, 8.67%
             of the dividends taxable as ordinary income
             qualified for the 70% dividends
             received deduction for corporations. For
             the calendar year ended December 31, 1997, 7.78% of the dividends taxable as ordinary income qualified for the 70% dividends received deduction for corporations.
             --------------------------------------------------

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data. After December 31, 1998, the report, if used with prospective investors, must be accompanied by a quarterly performance update.

                    TABLE OF CONTENTS

Letter to Shareholders...........................  1
Performance Results..............................  3
Performance in Perspective.......................  4
Glossary of Terms................................  5
Portfolio Management Review......................  6
Portfolio Highlights............................. 10
Portfolio of Investments......................... 11
Statement of Assets and Liabilities.............. 14
Statement of Operations.......................... 15
Statement of Changes in Net Assets............... 16
Financial Highlights............................. 17
Notes to Financial Statements.................... 20
Report of Independent Accountants................ 27

GF ANR 8/98

                             LETTER TO SHAREHOLDERS


July 15, 1998

Dear Shareholder,
    As you may know, Van Kampen
American Capital is consolidating all
of the retail mutual funds that we
distribute under the single name of
Van Kampen Funds. This move                              [PHOTO]
accompanies the change in our legal
name to Van Kampen Funds Inc.
    You can be assured that the change    DENNIS J. MCDONNELL AND DON G. POWELL
in your fund's name will not affect
its management or daily operations.
You will begin seeing the application
of this change with this report. In addition, as of August 31, your fund will be listed in the daily newspapers by share class under the heading "Van Kampen Funds." For your convenience, we have enclosed a separate brochure that covers additional details related to these changes.

ECONOMIC REVIEW
    The U.S. economy continued to expand at a robust pace despite a deepening recession in a number of Asian nations. The nation's inflation-adjusted output of goods and services ran at 5.4 percent during the first quarter, an annualized rate considered by many economists to be virtually unsustainable without leading to inflation. As the reporting period ended, however, there were indications that the Asian financial crisis was finally having a moderating impact on the economy. Also, the Conference Board's index of leading indicators points toward a slowdown in economic growth later this year.
    Despite the generally solid pace of economic activity, inflation remained benign. Consumer prices rose by 1.7 percent during the 12 months through June, while producer prices actually declined during the same period. Falling commodity prices and the impact of the strong dollar helped to offset the inflationary implications of a tight labor market and strong consumer spending.
    While the Federal Reserve kept short-term interest rates steady at 5.5 percent during the reporting period, minutes from the central bank's May policy meeting indicated growing sentiment for tightening monetary policy if the drag from Asia does not slow the American economy on its own.

MARKET REVIEW
    U.S. stocks continued to post gains during the period, but the sharp variation in returns across industry groups reflected the growing impact of the Asian financial crisis on corporate profits. The Wilshire 5000 Index, consisting of all publicly traded U.S. companies, gained 14.68 percent during the first six months of 1998. Once again, most of the strength was concentrated in large-capitalization companies, as the S&P 500 Index

                                                           Continued on page two
of large stocks returned 17.67 percent during the period compared to 4.93 percent for the Russell 2000 Index of small-cap issues. Even large stocks, however, fell back significantly beginning in April as the Asian crisis intensified.
    Companies with heavy exposure to domestic consumers benefited from a strong American economy, especially during the latter stages of the reporting period. Consumer cyclical stocks returned 28.94 percent during the first six months of 1998, compared to 6.35 percent for basic materials and 3.01 percent for energy issues. Eight of the ten top-performing industry groups during the second quarter were from consumer-related sectors. Meanwhile, the steep decline in energy and agricultural prices--a consequence of reduced demand from Asia--undermined the performance of commodity-related stocks. During the three months through June, five of the ten worst-performing industry sectors were from either energy, metals, or commodity-based industries.

OUTLOOK
    We believe economic growth in the United States is likely to slow in coming months as the impact of the Asian crisis becomes more apparent. As growth decelerates, corporate profits will come under pressure, especially among large companies. Given the difficult year-over-year earnings comparisons that will begin to appear in coming quarters, we caution investors not to expect a continuation of the large gains that have become almost routine for U.S. stocks in recent years. The high valuations and decelerating profit growth could limit returns in the equity market over the near term.
    Still, the overall environment for equities remains positive. Inflation is low, the economy continues to grow, the bond market is healthy, and monetary policy is stable. These characteristics usually support relatively high valuations in the stock market. We remain confident that the domestic equity asset class will continue to provide solid growth for investors with a long-term time horizon.
    Additional details about your fund, including a question-and-answer section with your portfolio management team, are provided in this report. As always, we are pleased to have the opportunity to serve you and your family through our diverse menu of quality investments.

Sincerely,

[SIG]
Don G. Powell

Chairman
Van Kampen Investment
Advisory Corp.

[SIG]
Dennis J. McDonnell

President
Van Kampen Investment
Advisory Corp.

              PERFORMANCE RESULTS FOR THE YEAR ENDED JUNE 30, 1998

                             VAN KAMPEN GROWTH FUND

                                           A SHARES   B SHARES   C SHARES
 TOTAL RETURNS
One-Year total return based on NAV(1)....   38.52%     37.56%      37.56%
One-year total return(2).................   30.56%     32.56%      36.56%
Life-of-Fund average annual total
  return(2)..............................   42.50%     44.52%      45.21%
Commencement Date........................  12/27/95   12/27/95   12/27/95

(1)Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (5.75% for A shares) or contingent deferred sales charge for early withdrawal (5% for B shares and 1% for C shares).

(2)Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (A shares) or contingent deferred sales charge for early withdrawal (B and C shares).

See the Prior Performance section of the current prospectus. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. This performance was achieved during generally rising stock prices. Fund shares, when redeemed, may be worth more or less than their original cost.

Since the fund's inception, certain fees were waived and expenses were reimbursed by the Fund's adviser which had a material effect on the Fund's total return.

The Fund's investments in less seasoned companies, special situations involving new management, special projects and techniques, unusual developments, mergers, or liquidations involve greater risks than more conservative investments. Securities of foreign issuers may magnify volatility due to changes in foreign exchange rates, the political and economic uncertainties in foreign countries, and the potential lack of liquidity, government supervision, and regulation.

Market forecasts provided in this report may not necessarily come to pass.

                 PUTTING YOUR FUND'S PERFORMANCE IN PERSPECTIVE

    As you evaluate your progress toward achieving your financial goals, it is important to track your investment portfolio's performance at regular intervals. A good starting point is a comparison of your investment holdings to an applicable benchmark, such as a broad-based market index. Such a comparison can:

    - Illustrate the general market environment in which your investments are being managed

    - Reflect the impact of favorable market trends or difficult market conditions

    - Help you evaluate the extent to which your Fund's management team has responded to the opportunities and challenges presented to them over the period measured

    For these reasons, you may find it helpful to review the chart below, which compares your Fund's performance to that of the Standard & Poor's 500-Stock Index and the Lipper Growth Fund Index over time. These indices are statistical composites and do not reflect any commissions which would be incurred by an investor purchasing the securities they represent. Similarly, their performance does not reflect any sales charges or other costs which would be applicable to an actively managed portfolio, such as that of the Fund.

   GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
   Van Kampen Growth Fund vs. Standard & Poor's 500-Stock Index and the Lipper Growth Fund Index (December 27, 1995 through June 30, 1998)

     Measurement Period
    (Fiscal Year Covered)       Growth Fund A        S&P 500           Lipper
12/27/95                             9425             10000             10000
1/31/96                              9849             10409             10242
2/29/96                             10688             10482             10402
3/31/96                             11310             10621             10451
4/30/96                             12884             10764             10713
5/31/96                             13525             11010             10903
6/30/96                             12912             11096             10796
7/31/96                             11659             10589             10212
8/31/96                             12516             10788             10516
9/30/96                             14213             11437             11103
10/31/96                            15108             11736             11263
11/30/96                            15721             12597             11975
12/31/96                            15390             12389             11748
1/31/97                             16883             13149             12364
2/28/97                             16598             13227             12269
3/31/97                             15213             12723             11708
4/30/97                             15635             13466             12223
5/31/97                             16873             14255             13069
6/30/97                             17561             14940             13557
7/31/97                             19360             16107             14681
8/31/97                             19301             15182             14138
9/30/97                             21168             16057             14946
10/31/97                            19664             15503             14464
11/30/97                            19664             16195             14796
12/31/97                            19546             16516             15046
1/31/98                             19639             16684             15147
2/28/98                             21713             17859             16215
3/31/98                             23134             18815             16908
4/30/98                             23528             18986             17090
5/31/98                             22429             18629             16671
6/30/98                             24326             19435             17391

The above chart reflects the performance of Class A shares of the Fund. The performance of Class A shares will differ from that of other share classes of the Fund because of the difference in sales charges and/or expenses paid by shareholders investing in the different share classes. The Fund's performance assumes reinvestment of all distributions and includes payment of the maximum sales charge (5.75% for A shares).

While past performance is not indicative of future performance, the above information provides a broader vantage point from which to evaluate the discussion of the Fund's performance found in the following pages.

The Fund commenced operation in 1995 with limited capital invested primarily by the adviser's affiliates. While the Fund had been available for sale in a limited number of states, prior to February 3, 1997, the Fund had not engaged in a broad continuous public offering, had limited public investors, and was not subject to redemption requests. The Fund's adviser believes that the portfolio had been managed substantially the same as if the Fund had been open for investment to all public investors. No assurances can be given, however, that the Fund's investment performance would have been the same during the period if the Fund had been broadly distributed.

                               GLOSSARY OF TERMS

BLUE-CHIP STOCKS: Stocks of large, well-known companies that have a long record of growth. Examples of blue-chip stocks include General Motors, International Business Machines (IBM), Coca-Cola, and General Electric.

BOTTOM-UP INVESTING: A management style that emphasizes the analysis of individual stocks, rather than economic and market cycles.

DOW JONES INDUSTRIAL AVERAGE: The oldest and most widely recognized stock market average, which reflects the performance of 30 actively traded stocks of well-established, blue-chip companies.

FUNDAMENTALS: Characteristics of a company, such as revenue growth, earnings growth, financial strength, market share, and quality of management.

GROWTH INVESTING: An investment strategy that seeks to identify stocks that tend to offer greater-than-average earnings growth. Growth stocks typically trade at higher prices than value stocks, due to their higher expected earnings growth.

MARKET CAPITALIZATION: The size of a company, as measured by the value of its stock. Morningstar, an independent mutual fund rating service, defines "small-cap" as less than $1 billion, "mid-cap" as between $1 billion and $5 billion, and "large-cap" as more than $5 billion.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting a fund's liabilities from its total assets and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charge.

STANDARD & POOR'S 500-STOCK INDEX: A broad-based measurement of changes in stock-market conditions based on the average performance of 500 widely held common stocks. The index, which tracks industrial, transportation, financial, and utility stocks, provides a guide to the overall health of the U.S. stock market. The S&P 500 is a much broader index than the Dow Jones Industrial Average and reflects the stock market more accurately.

VALUATION: The estimated or determined worth of a stock, based on financial measures such as the stock's current price relative to earnings, revenue, book value, and cash flow.

                          PORTFOLIO MANAGEMENT REVIEW

                             VAN KAMPEN GROWTH FUND

We recently spoke to the management team of the Van Kampen Growth Fund about the key events and economic forces that shaped the markets during the past year. The team includes Jeff D. New, portfolio manager; Michael Davis, portfolio comanager; and Dennis J. McDonnell, president of the adviser. The following excerpts reflect their views on the Fund's performance during the year ended June 30, 1998.

   Q CAN YOU DESCRIBE THE STOCK MARKET ENVIRONMENT FOR THE FUND DURING THE REPORTING PERIOD?

   A The stock market was influenced by two opposing factors. On the home front, steady economic growth and low inflation provided a very favorable climate for stocks. However, a currency collapse in Southeast Asia threatened to slow the economies of countries around the world. The Dow Jones Industrial Average struggled through the last few months of 1997, trying to regain its momentum after being unsettled by the Asian currency crisis in October. The Dow recovered quickly and proceeded to hit record highs in early 1998. During the final months of the reporting period, the Dow remained relatively flat, fluctuating around the 9000 mark.
    Investors continued to favor large, well-established companies during the reporting period because of their uncertainty about how the Asian situation would affect the U.S. markets. Generally, stocks of large-capitalization companies made greater gains than small-cap stocks did.

   Q GIVEN THESE EVENTS, WHAT WAS YOUR STRATEGY IN MANAGING THE FUND TO MEET ITS OBJECTIVE?

   A We maintain a consistent strategy of identifying companies that have a combination of positive future fundamentals at attractive current prices. By our definition, positive future fundamentals include at least one the following traits: consistent earnings growth; accelerating earnings growth; better-than-expected fundamentals; or an underlying change in a company, industry, or regulatory environment. We evaluate stocks one by one according to these criteria and make purchases wherever we find good opportunities. This approach to stock selection has served the Fund well since inception, so we work hard to maintain this strategy during each reporting period. Therefore, we expect most of the companies in the portfolio to grow earnings significantly faster than the average corporation.

   Q  WHICH STOCKS SUPPORTED THE FUND'S PERFORMANCE DURING THE REPORTING PERIOD?

   A Many of the Fund's best-performing stocks came from the retail segment of the consumer distribution sector. We owned a number of retail stocks at the end of last year, which put us in a good position when the Asian crisis flared up in October. Most

U.S. retail companies depend on domestic sales to generate revenues, so their stock prices were largely insulated from overseas turmoil. The combination of low unemployment, rising disposable income, and a flourishing housing market recently contributed to healthy retail sales. In addition, the strong U.S. dollar reduced the cost of imported goods for many retailers, which improved their profitability. Retail stocks that performed well for the portfolio included Safeway, Proffitt's, and TJX Companies. We believe that a continuation of slow but steady economic growth will support the fundamentals for these stocks.
    Health-care stocks continued to comprise a large portion of the Fund. Among this group, Mylan Laboratories, a leading manufacturer of generic pharmaceuticals, was one of the most successful holdings. The company expects to gain FDA approval for a number of products in the next few years, and Mylan's ascending stock price (from $20 5/8 to $31 3/4 per share in the past six months) shows that investors are anticipating these events. Universal Health Services also supported our performance. This owner and operator of acute care hospitals and other medical service centers saw its stock price rise almost 50 percent in the past year. Of course, not all stocks in the portfolio performed as favorably, and there is no guarantee that any of these stocks will perform as well in the future. For additional Fund portfolio highlights, please refer to page ten.

   Q IN THE LAST REPORT, WE DISCUSSED HOW TECHNOLOGY STOCKS HAD BEEN A MAJOR OBSTACLE TO FUND PERFORMANCE. LOOKING BACK OVER THE ENTIRE REPORTING PERIOD, HOW DID THESE STOCKS PERFORM?

   A Although the technology sector was erratic during the reporting period, prudent stock picking within this area ultimately enhanced the Fund's performance. As we mentioned in the last report, the Asian crisis was especially rough on technology stocks toward the end of last year. Then, in early 1998, an oversupply of personal computers overwhelmed many areas of the technology industry, as the Asian situation put a cap on demand. Manufacturers such as Compaq Computer, which sells computers to retailers and wholesalers for distribution, had to reduce production of new computers until inventory supply and consumer demand regained its balance. We decreased our holdings in personal computer stocks as a result.
    Instead, we focused on areas of technology that were minimally affected by events in Asia, such as computer software, data storage, and telecommunications equipment. Software has been a promising niche, because many businesses view software upgrades as necessary to remain competitive. JD Edwards and Compuware were some of our holdings in this field. Data storage, the centralized storage system that saves a company's computer files, has been a high-growth area as well. In the age of e-mails and databases, companies need sophisticated storage systems to access an increasing volume of information frequently and efficiently. EMC Corp. is a leader in data storage, and its stock price has risen 63 percent since the beginning of the year. Finally, telecom equipment has seen explosive growth from the demand for cellular phones, computer networking, and remote access functions, and the Fund received strong performance from Applied Voice Technology.

   Q  WHAT STOCKS WORKED AGAINST THE FUND?

   A Our biggest disappointment was ESC Medical Systems. In the last report, we mentioned that the stock had been an impressive performer in the health care sector and a large holding for the Fund. This year, however, the stock price has fallen 12 percent. ESC recently made an acquisition that we believe will strengthen the company, and it expects to receive several product approvals this year. In addition, the stock has good fundamentals, excellent earnings, and a reasonable price, so we remain optimistic that it will turn around.
    Another laggard was Cendant, a marketer and provider of consumer and business services. This stock made the news in April when the company disclosed accounting irregularities, which caused the price to plummet 46 percent in one day. Cendant had been a sizable holding in the portfolio, and we continue to own it because we believe the company has good market position.
    Philip Morris has been another drag on the Fund. Philip Morris and the rest of the tobacco industry have been trying to settle a number of lawsuits, and we increased our position in the stock last year when a settlement that would give tobacco firms immunity to future lawsuits appeared imminent. No deal could be reached, however, and the settlement process lingered into 1998. Amid these factors, the stock price dropped 13 percent in the past six months. Despite this price decline, we held on to Philip Morris for a number of reasons. First, the stock fits our criteria of strong fundamentals at an attractive price. Tobacco firms have typically been high-growth companies, and Philip Morris is very inexpensive right now compared to its historical values. Second, tobacco stocks have routinely suffered bouts of negative sentiment, but these periods have usually been followed by rebounds in stock price. Although we sold some of our position, we maintained a modest weighting in the stock.

   Q  HOW DID THE FUND PERFORM DURING THE PAST YEAR?

   A We were very pleased with the Fund's performance. The Fund achieved a one-year total return of 38.52 percent(1) (Class A shares at net asset value) as of June 30, 1998. By comparison, the Standard & Poor's 500-Stock Index returned 30.09 percent, and the Lipper Growth Fund Index, which more closely resembles the Fund, returned 28.28 percent. The S&P 500-Stock Index is a broad-based, unmanaged index that reflects the general performance of the stock market, and the Lipper Growth Fund Index reflects the average performance of the 30 largest growth funds.
    Keep in mind that these indices are statistical composites that do not include any commissions or sales charges that would be paid by an investor purchasing the securities or investments represented by these indices. Please refer to the chart on page three for additional Fund performance results.

   Q  WHAT IS YOUR OUTLOOK FOR THE NEXT SIX MONTHS?

   A In the near term, we see little to disrupt the present state of affairs--favorable inflation and solid, controlled economic growth should continue to support the stock market. One important change, however, is that corporate earnings estimates are beginning to slow. Generally, companies have already implemented strategies to streamline their businesses and increase profitability, and they've run out of easy ways to enhance their profits. While we expect most companies to continue to show solid growth, the majority will not be able to achieve the remarkably high growth rates they have enjoyed in the past several years. We believe the few companies that are able to demonstrate such growth levels will be the big winners in the long term.
    The investment style of the Growth Fund is well suited for these conditions, as we target those companies that we believe can demonstrate strong earnings growth at reasonable prices. In this type of environment, where superior earnings growth is harder to achieve, the Growth Fund may be able to add value to shareholders through disciplined stock selection.

[SIG]
Jeff D. New

Portfolio Manager

[SIG]
Michael Davis

Portfolio Comanager

[SIG]
Dennis J. McDonnell

President
Van Kampen Investment
Advisory Corp.

                                              Please see footnotes on page three

                              PORTFOLIO HIGHLIGHTS

                             VAN KAMPEN GROWTH FUND

 PORTFOLIO HOLDINGS AS A PERCENTAGE OF LONG-TERM INVESTMENTS

                                                   PERCENTAGE OF
                      TOP TEN HOLDINGS           THESE INVESTMENTS
                     AS OF JUNE 30, 1998         SIX MONTHS AGO(1)
ESC Medical Systems Ltd. .... 5.0%  ..............         4.3%
Applied Voice Technology,
  Inc. ...................... 2.8%  ..............         2.6%
USA Waste Services, Inc. .... 2.5%  ..............         2.8%
TJX Cos., Inc. .............. 2.4%  ..............         2.5%
EMC Corp. ................... 2.3%  ..............         2.3%
CKE Restaurants, Inc. ....... 2.3%  ..............          N/A
Networks Associates, Inc..... 2.2%  ..............         2.1%
Universal Health Services,
  Inc., Class B  ............ 2.0%  ..............         2.8%
Safeway, Inc. ............... 1.9%  ..............         2.2%
SunAmerica, Inc. ............ 1.9%  ..............         1.8%

N/A = Not Applicable

 TOP FIVE PORTFOLIO SECTORS AS A PERCENTAGE OF LONG-TERM INVESTMENTS

    AS OF JUNE 30, 1998                AS OF DECEMBER 31, 1997(1)
Technology.................  26%       Technology.................  24%
Health Care................  25%       Health Care................  23%
Consumer Distribution......  17%       Consumer Distribution......  18%
Consumer Services..........  13%       Finance....................  12%
Finance....................   8%       Consumer Services..........   9%

(1) Unaudited

                            PORTFOLIO OF INVESTMENTS

                                 June 30, 1998
--------------------------------------------------------------------------------

                        Description                           Shares    Market Value
------------------------------------------------------------------------------------
COMMON STOCKS  99.6%
CONSUMER DISTRIBUTION  17.2%
Brylane, Inc. (a)...........................................   40,000   $  1,840,000
Chico's Fas, Inc. (a).......................................   47,000        728,500
Elder-Beerman Stores Corp. (a)..............................   59,000      1,574,563
Goodys Family Clothing, Inc.................................   30,000      1,646,250
Lowe's Cos..................................................   42,800      1,736,075
Pacific Sunwear of California (a)...........................   67,500      2,362,500
Proffitt's, Inc. (a)........................................   55,000      2,220,625
Rite Aid Corp...............................................   48,000      1,803,000
Ross Stores, Inc............................................   39,000      1,677,000
Safeway, Inc. (a)...........................................   72,000      2,929,500
The Finish Line, Class A (a)................................   80,000      2,250,000
TJX Cos., Inc...............................................  150,000      3,618,750
Trans World Entertainment Corp. (a).........................   50,000      2,156,250
                                                                        ------------
                                                                          26,543,013
                                                                        ------------
CONSUMER NON-DURABLES  2.3%
Philip Morris Cos., Inc.....................................   57,800      2,275,875
Tommy Hilfiger Corp. (a)....................................   21,000      1,312,500
                                                                        ------------
                                                                           3,588,375
                                                                        ------------
CONSUMER SERVICES  13.3%
AccuStaff, Inc. (a).........................................   63,000      1,968,750
Brinker International, Inc. (a).............................  100,000      1,925,000
Capstar Broadcasting Corp., Class A (a).....................   26,300        660,787
Cendant Corp. (a)...........................................   76,000      1,586,500
CKE Restaurants, Inc........................................   84,000      3,465,000
FIRSTPLUS Financial Group, Inc. (a).........................   33,000      1,188,000
New York Times Co., Class A.................................   28,000      2,219,000
Showbiz Pizza Time, Inc. (a)................................   56,000      2,257,500
United Road Services, Inc...................................  140,000      2,677,500
Young & Rubicam, Inc. (a)...................................   80,000      2,560,000
                                                                        ------------
                                                                          20,508,037
                                                                        ------------
ENERGY  1.0%
J. Ray McDermott SA (a).....................................   38,000      1,577,000
                                                                        ------------
FINANCE  8.1%
Affiliated Managers Group, Inc. (a).........................   42,000      1,559,250
Allstate Corp...............................................   18,000      1,648,125
Conseco, Inc................................................   60,000      2,805,000
Finova Group, Inc...........................................   35,000      1,981,875

                                               See Notes to Financial Statements

                                 June 30, 1998
--------------------------------------------------------------------------------

                        Description                           Shares    Market Value
------------------------------------------------------------------------------------
FINANCE (CONTINUED)
First Union Corp............................................   25,159   $  1,465,512
SunAmerica, Inc.............................................   51,000      2,929,312
                                                                        ------------
                                                                          12,389,074
                                                                        ------------
HEALTHCARE  24.5%
Ameripath, Inc. (a).........................................  130,000      1,535,625
Bristol-Myers Squibb Co.....................................   24,000      2,758,500
ESC Medical Systems Ltd. (a)................................  226,000      7,627,500
Guldant Corp................................................   20,000      1,426,250
HBO & Co....................................................   72,000      2,538,000
Health Management Assn., Inc., Class A (a)..................   59,000      1,972,812
Healthsouth Corp. (a).......................................  101,000      2,695,437
Idexx Laboratories, Inc. (a)................................   72,000      1,791,000
Lincare Holdings, Inc. (a)..................................   64,000      2,692,000
Mylan Laboratories, Inc.....................................   60,000      1,803,750
Schering-Plough Corp........................................   22,000      2,015,750
Shared Medical Systems......................................   23,000      1,689,063
Total Renal Care Holdings, Inc. (a).........................   74,760      2,579,220
Universal Health Services, Inc., Class B (a)................   52,100      3,041,338
Wellpoint Health Networks, Inc., Class A (a)................   20,000      1,480,000
                                                                        ------------
                                                                          37,646,245
                                                                        ------------
PRODUCER MANUFACTURING  2.5%
USA Waste Services, Inc. (a)................................   77,000      3,801,875
                                                                        ------------
RAW MATERIALS/PROCESSING INDUSTRIES  1.5%
Safeskin Corp. (a)..........................................   56,000      2,303,000
                                                                        ------------
TECHNOLOGY  26.2%
Advanced Fibre Communication (a)............................   42,000      1,682,625
Applied Voice Technology, Inc. (a)..........................  184,000      4,232,000
Ascend Communications, Inc. (a).............................   42,000      2,081,625
BMC Software, Inc. (a)......................................   40,000      2,077,500
Cadence Design Systems, Inc. (a)............................   42,000      1,312,500
Check Point Software Tech (a)...............................   37,000      1,211,750
Computer Associates Intl, Inc...............................   35,000      1,944,688
Computer Sciences Corp......................................   38,000      2,432,000
Compuware Corp. (a).........................................   33,000      1,687,125
EMC Corp. (a)...............................................   78,000      3,495,375
Inktomi Corp................................................    6,100        242,475
Maxim Integrated Products, Inc. (a).........................   32,000      1,014,000
Micromuse Inc...............................................   35,000      1,428,437
Networks Associates, Inc. (a)...............................   72,000      3,447,000

                                               See Notes to Financial Statements

                                 June 30, 1998
--------------------------------------------------------------------------------

                        Description                           Shares    Market Value
------------------------------------------------------------------------------------
TECHNOLOGY (CONTINUED)
SCI Systems, Inc. (a).......................................   24,000   $    903,000
Software Ag Systems, Inc. (a)...............................   92,000      2,691,000
Sterling Software, Inc. (a).................................   73,000      2,158,063
Veritas DGC, Inc. (a).......................................   28,000      1,398,250
Walker Interactive Systems (a)..............................  100,000      1,475,000
Waters Corp. (a)............................................   36,000      2,121,750
World Access, Inc. (a)......................................   40,000      1,200,000
                                                                        ------------
                                                                          40,236,163
                                                                        ------------
TRANSPORTATION  2.0%
AMR Corp. (a)...............................................   20,000      1,665,000
Covenant Transport Inc., Class A (a)........................   70,000      1,365,000
                                                                        ------------
                                                                           3,030,000
                                                                        ------------
UTILITIES  1.0%
Transwitch Corp. (a)........................................  115,000      1,581,250
                                                                        ------------
TOTAL LONG-TERM INVESTMENTS  99.6%
    (Cost $114,210,888)..............................................    153,204,032
REPURCHASE AGREEMENT  1.0%
  DLJ Mortgage Acceptance Corp., ($1,580,000 par collateralized by
    U.S. Government obligations in a pooled cash account, dated
    6/30/98, to be sold on 7/01/98 at $1,580,241)
    (Cost $1,580,000)................................................      1,580,000
                                                                        ------------
TOTAL INVESTMENTS  100.6%
    (Cost $115,790,888)..............................................    154,784,032
LIABILITIES IN EXCESS OF OTHER ASSETS  (0.6%)........................       (934,015)
                                                                        ------------
NET ASSETS  100.0%...................................................   $153,850,017
                                                                         -----------

(a) Non-income producing security as this stock currently does not declare dividends.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                                 June 30, 1998
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $115,790,888).......................  $154,784,032
Cash........................................................         1,184
Receivables:
  Fund Shares Sold..........................................       303,689
  Dividends.................................................        67,275
Unamortized Organizational Costs............................        20,106
Other.......................................................         2,190
                                                              ------------
    Total Assets............................................   155,178,476
                                                              ------------
LIABILITIES:
Payables:
  Investment Advisory Fee...................................       435,517
  Fund Shares Repurchased...................................       273,553
  Distributor and Affiliates................................       195,093
Accrued Expenses............................................       376,361
Trustees' Deferred Compensation and Retirement Plans........        47,935
                                                              ------------
    Total Liabilities.......................................     1,328,459
                                                              ------------
NET ASSETS..................................................  $153,850,017
                                                              ----------
NET ASSETS CONSIST OF:
Capital.....................................................  $111,525,820
Net Unrealized Appreciation.................................    38,993,144
Accumulated Net Realized Gain...............................     3,378,184
Accumulated Net Investment Loss.............................       (47,131)
                                                              ------------
NET ASSETS..................................................  $153,850,017
                                                              ----------
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $64,885,052 and 2,765,431 shares of
    beneficial interest issued and outstanding).............  $      23.46
    Maximum sales charge (5.75%* of offering price).........          1.43
                                                              ------------
    Maximum offering price to public........................  $      24.89
                                                              ----------
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $79,731,316 and 3,440,655 shares of
    beneficial interest issued and outstanding).............  $      23.17
                                                              ----------
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $9,233,649 and 398,471 shares of
    beneficial interest issued and outstanding).............  $      23.17
                                                              ----------

* On sales of $50,000 or more, the sales charge will be reduced.
                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                        For the Year Ended June 30, 1998
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends...................................................  $   466,773
Interest....................................................      421,677
                                                              -----------
    Total Income............................................      888,450
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................    1,014,540
Distribution (12b-1) and Service Fees (Attributed to Class
  A, B, and C of $148,958, $669,433 and $87,301,
  respectively).............................................      905,692
Shareholder Services........................................      574,734
Trustees' Fees and Expenses.................................       24,916
Legal.......................................................       14,323
Amortization of Organizational Costs........................        7,997
Custody.....................................................        2,177
Other.......................................................      168,777
                                                              -----------
    Total Expenses..........................................    2,713,156
    Less Fees Waived........................................      386,039
                                                              -----------
    Net Expenses............................................    2,327,117
                                                              -----------
NET INVESTMENT LOSS.........................................  $(1,438,667)
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $12,625,540
  Futures...................................................      278,325
                                                              -----------
Net Realized Gain...........................................   12,903,865
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................    7,542,991
  End of the Period.........................................   38,993,144
                                                              -----------
Net Unrealized Appreciation During the Period...............   31,450,153
                                                              -----------
NET REALIZED AND UNREALIZED GAIN............................  $44,354,018
                                                              ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $42,915,351
                                                              ===========

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                   For the Years Ended June 30, 1998 and 1997
--------------------------------------------------------------------------------

                                                             Year Ended      Year Ended
                                                            June 30, 1998   June 30, 1997
-----------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Loss.......................................  $ (1,438,667)   $    (86,224)
Net Realized Gain/Loss....................................    12,903,865      (1,757,194)
Net Unrealized Appreciation During the Period.............    31,450,153       7,484,772
                                                            ------------    ------------
Change in Net Assets from Operations......................    42,915,351       5,641,354
                                                            ------------    ------------
Distributions from Net Realized Gain......................    (6,327,980)        (23,514)
Distributions in Excess of Net Realized Gain..............           -0-          (1,799)
                                                            ------------    ------------
  Distributions from and in Excess of Net Realized
    Gain*.................................................    (6,327,980)        (25,313)
Return of Capital Distribution*...........................           -0-         (21,887)
                                                            ------------    ------------
  Total Distributions.....................................    (6,327,980)        (47,200)
                                                            ------------    ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES.......    36,587,371       5,594,154
                                                            ------------    ------------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold.................................    28,476,433     122,206,757
Net Asset Value of Shares Issued Through Dividend
  Reinvestment............................................     5,825,754           2,031
Cost of Shares Repurchased................................   (33,462,669)    (11,696,360)
                                                            ------------    ------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS........       839,518     110,512,428
                                                            ------------    ------------
TOTAL INCREASE IN NET ASSETS..............................    37,426,889     116,106,582
NET ASSETS:
Beginning of the Period...................................   116,423,128         316,546
                                                            ------------    ------------
End of the Period (Including accumulated net investment
  loss of $47,131 and $23,118, respectively)..............  $153,850,017    $116,423,128
                                                            ============    ============

                                           Year Ended       Year Ended
         *Distributions by Class          June 30, 1998    June 30, 1997
------------------------------------------------------------------------
Distributions from and in Excess of Net
  Realized Gain:
  Class A Shares.........................  $(2,743,327)      $(24,246)
  Class B Shares.........................   (3,159,670)          (537)
  Class C Shares.........................     (424,983)          (530)
                                           -----------       --------
                                           $(6,327,980)      $(25,313)
                                           ===========       ========
Return of Capital Distribution:
  Class A Shares.........................  $       -0-       $(20,964)
  Class B Shares.........................          -0-           (465)
  Class C Shares.........................          -0-           (458)
                                           -----------       --------
                                           $       -0-       $(21,887)
                                           ===========       ========

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

 The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                            December 27, 1995
                                                                             (Commencement of
                                      Year Ended         Year Ended       Investment Operations)
           Class A Shares            June 30, 1998    June 30, 1997(a)       to June 30, 1996
------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the
  Period............................    $17.878            $13.696               $10.000
                                        -------            -------               -------
  Net Investment Income/Loss........      (.136)              .031                 (.044)
  Net Realized and Unrealized
    Gain............................      6.711              4.810                 3.740
                                        -------            -------               -------
Total from Investment Operations....      6.575              4.841                 3.696
Less:
  Distributions from and in Excess
    of Net Realized Gain............       .990               .353                   -0-
  Return of Capital Distribution....        -0-               .306                   -0-
                                        -------            -------               -------
Total Distributions.................       .990               .659                   -0-
                                        -------            -------               -------
Net Asset Value, End of the
  Period............................    $23.463            $17.878               $13.696
                                        =======            =======               =======
Total Return* (b)...................     38.52%             36.00%                37.00%**
Net Assets at End of the Period (In
  millions).........................    $  64.9            $  53.1               $    .1
Ratio of Expenses to Average Net
  Assets*...........................      1.30%              1.32%                 1.46%
Ratio of Net Investment Income to
  Average Net Assets*...............      (.64%)              .19%                 (.79%)
Portfolio Turnover..................       125%               139%                   94%**
* If certain fees had not been
  assumed by Van Kampen, Total
  Return would have been lower and
  the ratios would have been as
  follows:
Ratio of Expenses to Average Net
  Assets............................      1.58%              2.31%                15.69%
Ratio of Net Investment Income to
  Average Net Assets................      (.92%)             (.80%)              (15.02%)

** Non-Annualized

(a) Based on average shares outstanding.

(b) Total Return is based upon Net Asset Value which does not include payment of the maximum sales charge or contingent deferred sales charge.

                                               See Notes to Financial Statements

 The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                            December 27, 1995
                                                                             (Commencement of
                                        Year Ended        Year Ended      Investment Operations)
            Class B Shares             June 30, 1998   June 30, 1997(a)      to June 30, 1996
------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the
  Period..............................    $17.796          $13.695               $10.000
                                          -------          -------               -------
  Net Investment Loss.................      (.270)           (.093)                (.045)
  Net Realized and Unrealized Gain....      6.637            4.853                 3.740
                                          -------          -------               -------
Total from Investment Operations......      6.367            4.760                 3.695
Less:
  Distributions from and in Excess of
    Net Realized Gain.................       .990             .353                   -0-
  Return of Capital Distribution......        -0-             .306                   -0-
                                          -------          -------               -------
Total Distributions...................       .990             .659                   -0-
                                          -------          -------               -------
Net Asset Value, End of the Period....    $23.173          $17.796               $13.695
                                          =======          =======               =======
Total Return* (b).....................     37.56%           35.32%                37.00%**
Net Assets at End of the Period (In
  millions)...........................    $  79.7          $  55.0               $    .1
Ratio of Expenses to Average Net
  Assets*.............................      2.05%            2.07%                 1.46%
Ratio of Net Investment Income to
  Average Net Assets*.................     (1.40%)           (.56%)                (.74%)
Portfolio Turnover....................       125%             139%                   94%**
* If certain fees had not been assumed
  by Van Kampen, Total Return would
  have been lower and the ratios would
  have been as follows:
Ratio of Expenses to Average Net
  Assets..............................      2.34%            3.04%                15.70%
Ratio of Net Investment Income to
  Average Net Assets..................     (1.68%)          (1.53%)              (14.97%)

** Non-Annualized

(a) Based on average shares outstanding.

(b) Total Return is based upon Net Asset Value which does not include payment of the maximum sales charge or contingent deferred sales charge.

                                               See Notes to Financial Statements

 The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                         December 27, 1995
                                                                          (Commencement of
                                     Year Ended        Year Ended      Investment Operations)
          Class C Shares            June 30, 1998   June 30, 1997(a)      to June 30, 1996
---------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the
  Period...........................    $17.793          $13.695               $10.000
                                       -------          -------               -------
  Net Investment Loss..............      (.311)           (.096)                (.045)
  Net Realized and Unrealized
    Gain...........................      6.681            4.853                 3.740
                                       -------          -------               -------
Total from Investment Operations...      6.370            4.757                 3.695
Less:
  Distributions from and in Excess
    of Net Realized Gain...........       .990             .353                   -0-
  Return of Capital Distribution...        -0-             .306                   -0-
                                       -------          -------               -------
Total Distributions................       .990             .659                   -0-
                                       -------          -------               -------
Net Asset Value, End of the
  Period...........................    $23.173          $17.793               $13.695
                                       =======          =======               =======
Total Return* (b)..................     37.56%           35.32%                37.00%**
Net Assets at End of the Period (In
  millions)........................       $9.2             $8.3                   $.1
Ratio of Expenses to Average Net
  Assets*..........................      2.05%            2.07%                 1.46%
Ratio of Net Investment Income to
  Average Net Assets*..............     (1.39%)           (.57%)                (.74%)
Portfolio Turnover.................       125%             139%                   94%**
* If certain fees had not been
  assumed by Van Kampen, Total
  Return would have been lower and
  the ratios would have been as
  follows:
Ratio of Expenses to Average Net
  Assets...........................      2.34%            3.04%                15.70%
Ratio of Net Investment Income to
  Average Net Assets...............     (1.68%)          (1.55%)              (14.97%)

** Non-Annualized

(a) Based on average shares outstanding.

(b) Total Return is based upon Net Asset Value which does not include payment of the maximum sales charge or contingent deferred sales charge.

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                                 June 30, 1998
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Growth Fund, formerly known as Van Kampen American Capital Growth Fund, (the "Fund") is organized as a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek capital growth by investing primarily in a diversified portfolio of common stocks and other equity securities of growth companies. The Fund commenced investment operations on December 27, 1995, with three classes of common shares, Class A, Class B and Class C.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. Investments in securities not listed on a securities exchange are valued based on their last quoted bid price or, if not available, their fair value as determined by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade basis. Realized gains and losses are determined on an identified cost basis.

    The Fund may invest in repurchase agreements, which are short-term investments whereby the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Investment Advisory Corp. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

                                 June 30, 1998
--------------------------------------------------------------------------------

C. INCOME AND EXPENSES--Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Original issue discount on debt securities purchased are amortized over the expected life of each applicable security. Premiums on debt securities are not amortized. Expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. ORGANIZATIONAL COSTS--The Fund has agreed to reimburse Van Kampen Funds Inc. or its affiliates ("collectively Van Kampen") for costs incurred in connection with the Fund's organization in the amount of $40,000. These costs are being amortized on a straight line basis over the 60 month period ending December 27, 2000. The Adviser has agreed that in the event any of the initial shares of the Fund originally purchased by Van Kampen are redeemed during the amortization period, the Fund will be reimbursed for any unamortized organizational costs in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

E. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of losses from wash sales and post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year.

    At June 30, 1998, for federal income tax purposes the cost of long- and short-term investments is $116,081,935; the aggregate gross unrealized appreciation is $40,818,724 and the aggregate gross unrealized depreciation is $2,116,627, resulting in net unrealized appreciation of $38,702,097.

F. DISTRIBUTION OF INCOME AND GAINS--The Fund declares and pays dividends annually from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains and gains on futures transactions. All short-term capital gains are included in ordinary income for tax purposes.

    Due to interest differences in the recognition of income, expenses and realized gains/ losses under generally accepted accounting principles and federal income tax purposes, permanent differences between book and tax basis reporting for the current fiscal year

                                 June 30, 1998
--------------------------------------------------------------------------------

have been identified and appropriately reclassified. A permanent difference related to net operating loss which may be used as an offset against short-term gains for tax purposes totaling $1,414,654 has been reclassified from accumulated net investment loss to accumulated net realized gain.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

                   AVERAGE NET ASSETS                     % PER ANNUM
---------------------------------------------------------------------
First $500 million......................................    .75 of 1%
Next $500 million.......................................    .70 of 1%
Over $1 billion.........................................    .65 of 1%

    Van Kampen has agreed to waive fees or reimburse certain expenses through June 30, 1998 to the extent necessary so that the net expense based upon Average Net Assets would not exceed 1.30%, 2.05% and 2.05% for Classes A, B and C shares, respectively.

    For the year ended June 30, 1998, the Fund recognized expenses of approximately $3,000 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    For the year ended June 30, 1998, the Fund recognized expenses of approximately $50,100 representing Van Kampen's cost of providing accounting and legal services to the Fund.

    Van Kampen Investor Services Inc. ("VKIS"), an affiliate of the Adviser, serves as the shareholder servicing agent of the Fund. For the year ended June 30, 1998, the Fund recognized expenses of approximately $412,300. Beginning in 1998, the transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

                                 June 30, 1998
--------------------------------------------------------------------------------

    At June 30, 1998, Van Kampen owned 7,000 shares of Class A and 6,500 shares each of Classes B and C, respectively.

3. CAPITAL TRANSACTIONS

The Fund has outstanding three classes of shares of beneficial interest, Classes A, B and C each with a par value of $.01 per share. There are an unlimited number of shares of each class authorized.

    At June 30, 1998, capital aggregated $46,142,115, $58,925,789, and
$6,457,916 for Classes A, B, and C, respectively. For the year ended June 30, 1998, transactions were as follows:

                                               SHARES            VALUE
--------------------------------------------------------------------------
Sales:
  Class A..................................     703,177       $ 14,445,936
  Class B..................................     623,694         12,750,067
  Class C..................................      63,730          1,280,430
                                             ----------       ------------
Total Sales................................   1,390,601       $ 28,476,433
                                             ==========       ============
Dividend Reinvestment:
  Class A..................................     141,978       $  2,548,516
  Class B..................................     166,305          2,960,278
  Class C..................................      17,807            316,960
                                             ----------       ------------
Total Dividend Reinvestment................     326,090       $  5,825,754
                                             ==========       ============
Repurchases:
  Class A..................................  (1,052,014)      $(21,445,447)
  Class B..................................    (440,708)        (9,047,981)
  Class C..................................    (147,921)        (2,969,241)
                                             ----------       ------------
Total Repurchases..........................  (1,640,643)      $(33,462,669)
                                             ==========       ============

                                 June 30, 1998
--------------------------------------------------------------------------------

    At June 30, 1997, capital aggregated $50,593,110, $52,263,425, and
$7,829,767 for Classes A, B, and C, respectively. For the year ended June 30, 1997, transactions were as follows:

                                              SHARES            VALUE
-------------------------------------------------------------------------
Sales:
  Class A..................................  3,381,843       $ 57,414,786
  Class B..................................  3,282,280         55,512,272
  Class C..................................    548,147          9,279,699
                                             ---------       ------------
Total Sales................................  7,212,270       $122,206,757
                                             =========       ============
Dividend Reinvestment:
  Class A..................................        132       $      2,031
  Class B..................................        -0-                -0-
  Class C..................................        -0-                -0-
                                             ---------       ------------
Total Dividend Reinvestment................        132       $      2,031
                                             =========       ============
Repurchases:
  Class A..................................   (419,798)      $ (6,901,267)
  Class B..................................   (197,416)        (3,284,564)
  Class C..................................    (89,792)        (1,510,529)
                                             ---------       ------------
Total Repurchases..........................   (707,006)      $(11,696,360)
                                             =========       ============

    Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). Class B shares will automatically convert to Class A shares after the eighth year following purchase. The CDSC for Class B and C shares will be imposed on most redemptions made within five years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                            CONTINGENT
                                                             DEFERRED
                                                           SALES CHARGE
              YEAR OF REDEMPTION                      CLASS B         CLASS C
-----------------------------------------------------------------------------
First..........................................         5.00%           1.00%
Second.........................................         4.00%            None
Third..........................................         3.00%            None
Fourth.........................................         2.50%            None
Fifth..........................................         1.50%            None
Sixth and thereafter...........................          None            None

                                 June 30, 1998
--------------------------------------------------------------------------------

    For the year ended June 30, 1998, Van Kampen, as Distributor for the Fund, received net commissions on sales of the Fund's Class A shares of approximately $38,700 and CDSC on the redeemed shares of Classes B and C of approximately $191,300. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $167,989,019 and $160,998,244, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying futures contract.

    During the period, the Fund invested in futures contracts, a type of derivative. A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in stock index futures. These contracts are generally used as a substitute for purchasing and selling specific securities. Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin).

                                 June 30, 1998
--------------------------------------------------------------------------------

    Transactions in futures contracts for the year ended June 30, 1998, were as follows:

                                                             CONTRACTS
----------------------------------------------------------------------
Outstanding at June 30, 1997................................        15
Futures Opened..............................................         0
Futures Closed..............................................       (15)
                                                                   ---
Outstanding at June 30, 1998................................         0
                                                                   ---

6. DISTRIBUTION AND SERVICE PLANS

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

    Annual fees under the Plans of up to .25% of Class A net assets and 1.00% each of Class B and Class C net assets are accrued daily. Included in these fees for the year ended June 30, 1998, are payments retained by Van Kampen of approximately $568,400.

                       REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Trustees and Shareholders of
Van Kampen Growth Fund:

We have audited the accompanying statement of assets and liabilities of Van Kampen Growth Fund (the "Fund"), including the portfolio of investments, as of June 30, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Growth Fund as of June 30, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

                                                           KPMG Peat Marwick LLP
Chicago, Illinois
August 3, 1998

                                VAN KAMPEN FUNDS

EQUITY FUNDS
Domestic
   Aggressive Equity
   Aggressive Growth
   American Value
   Comstock
   Emerging Growth
   Enterprise
   Equity Growth
   Equity Income
   Growth
   Growth and Income
   Harbor
   Pace
   Real Estate Securities
   U.S. Real Estate
   Utility
   Value
International/Global
   Asian Growth
   Emerging Markets
   Global Equity
   Global Equity Allocation
   Global Managed Assets
   International Magnum
   Latin American

FIXED-INCOME FUNDS
Income
   Corporate Bond
   Global Fixed Income
   Global Government Securities
   Government Securities
   High Income Corporate Bond
   High Yield
   High Yield & Total Return
   Limited Maturity Government
   Short-Term Global Income
   Strategic Income
   U.S. Government
   U.S. Government Trust for Income
   Worldwide High Income
Tax Exempt Income
   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal
   Insured Tax Free Income
   Intermediate Term Municipal Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income
Capital Preservation and
Senior Loan Fund
   Prime Rate Income Trust
   Reserve
   Senior Floating Rate
   Tax Free Money

   To find out more about any of these funds, ask your financial adviser for a prospectus, which contains more complete information, including sales charges, risks, and expenses. Please read it carefully before you invest or send money.

   To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

   - visit our web site at WWW.VAN-KAMPEN.COM -- to view prospectuses, select Investors' Place, then Download a Prospectus

   - call us at 1-800-341-2911 weekdays from 7:00 a.m. to 7:00 p.m. Central time (Telecommunications Device for the Deaf users, call 1-800-421-2833)

   - e-mail us by visiting WWW.VAN-KAMPEN.COM and selecting Investors' Place

                             VAN KAMPEN GROWTH FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN

RICHARD M. DEMARTINI*

LINDA HUTTON HEAGY

R. CRAIG KENNEDY

JACK E. NELSON

DON G. POWELL*

PHILLIP B. ROONEY

FERNANDO SISTO

WAYNE W. WHALEN* - Chairman

OFFICERS

DENNIS J. MCDONNELL*
  President

RONALD A. NYBERG*
  Vice President and Secretary

EDWARD C. WOOD, III*
  Vice President and Chief Financial Officer

CURTIS W. MORELL*
  Vice President and Chief Accounting Officer

JOHN L. SULLIVAN*
  Treasurer

TANYA M. LODEN*
  Controller

PETER W. HEGEL*

PAUL R. WOLKENBERG*
  Vice Presidents


INVESTMENT ADVISER

VAN KAMPEN
INVESTMENT ADVISORY CORP.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

SHAREHOLDER SERVICING AGENT

VAN KAMPEN
INVESTOR SERVICES INC.
P.O. Box 418256
Kansas City, Missouri 64141-9256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG PEAT MARWICK LLP
Peat Marwick Plaza
303 East Wacker Drive
Chicago, Illinois 60601

* "Interested" persons of the Fund, as defined in the Investment Company Act of 1940.

(C) Van Kampen Funds Inc., 1998 All rights reserved.

(SM) denotes a service mark of Van Kampen Funds Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data. After December 31, 1998, the report, if used with prospective investors, must be accompanied by a quarterly performance update.

                                   VAN KAMPEN
                                PROSPECTOR FUND

                                 ANNUAL REPORT
                                 JUNE 30, 1998

                                   VAN KAMPEN
                                     FUNDS



                               Table of Contents
Letter to Shareholders....................................................1
Putting Your Fund's Performance in Perspective............................3
Portfolio Management Review...............................................4
Portfolio of Investments..................................................7
Statement of Assets and Liabilities.......................................10
Statement of Operations...................................................11
Statement of Changes in Net Assets........................................12
Financial Highlights......................................................13
Notes to Financial Statements.............................................16
Report of Independent Accountants.........................................18

PRS ANR 8/98

                             Letter to Shareholders

July 20, 1998

Dear Shareholder,

     As you may know, Van Kampen American Capital is consolidating all of the retail mutual funds that we distribute under the single name of Van Kampen Funds. This move accompanies the change in our legal name to Van Kampen Funds Inc. You can be assured that the change in your fund's name will not affect its management or daily operations. You will begin seeing the application of this change with this report.

ECONOMIC OVERVIEW
     The U.S. economy continued to expand at a robust pace despite a deepening recession in a number of Asian nations. The nation's inflation-adjusted output of goods and services ran at 5.4 percent during the first quarter, an annualized rate considered by many economists to be virtually unsustainable without leading to inflation. As the reporting period ended, however, there were indications that the Asian financial crisis was finally having a moderating impact on the economy. Also, the Conference Board's index of leading indicators points toward a slowdown in economic growth later this year.
     Despite the generally solid pace of economic activity, inflation remained benign. Consumer prices rose by 1.7 percent during the 12 months through June, while producer prices actually declined during the same period. Falling commodity prices and the impact of the strong dollar helped to offset the inflationary implications of a tight labor market and strong consumer spending.
     While the Federal Reserve kept short-term interest rates steady at 5.5 percent during the reporting period, minutes from the central bank's May policy meeting indicated growing sentiment for tightening monetary policy if the drag from Asia does not slow the American economy on its own.

MARKET OVERVIEW
     U.S. stocks continued to post gains during the period, but the sharp variation in returns across industry groups reflected the growing impact of the Asian financial crisis on corporate profits. The Wilshire 5000 Index, consisting of all publicly traded U.S. companies, gained 14.68 percent during the first six months of 1998. Once again, most of the strength was concentrated in large-capitalization companies, as the S&P 500 Index of large stocks returned
17.67 percent during the period compared to 4.93 percent for the Russell 2000 Index of small-cap issues. Even large stocks, however, fell back significantly beginning in April as the Asian crisis intensified.
     Companies with heavy exposure to domestic consumers benefited from a strong American economy, especially during the latter stages of the reporting period. Consumer cyclical stocks returned 28.94 percent during the first six months of 1998, compared to 6.35 percent for basic materials and 3.01 percent for energy issues. Eight of the ten top-performing industry groups during the second quarter were from consumer-related sectors. Meanwhile, the steep decline in energy and agricultural prices--a consequence of reduced demand from Asia--undermined the performance of commodity-related stocks. During the three months through June, five of the ten worst-performing industry sectors were from either energy, metals, or commodity-based industries.

OUTLOOK
     We believe economic growth in the United States is likely to slow in coming months as the impact of the Asian crisis becomes more apparent. As growth decelerates, corporate profits will come under pressure, especially among large companies. Given the difficult year-over-year earnings comparisons that will begin

                                      1                    Continued on page two
to appear in coming quarters, we caution investors not to expect a continuation of the large gains that have become almost routine for U.S. stocks in recent years. The high valuations and decelerating profit growth could limit returns in the equity market over the near term.

Still, the overall environment for equities remains positive. Inflation is low, the economy continues to grow, the bond market is healthy, and monetary policy is stable. These characteristics usually support relatively high valuations in the stock market. We remain confident that the domestic equity asset class will continue to provide solid growth for investors with a long-term time horizon.

Additional details about your Fund, including a question-and-answer section with your portfolio management team, are provided in this report. As always, we are pleased to have the opportunity to serve you and your family through our diverse menu of quality investments.

Sincerely,


/s/ Don G. Powell                         /s/   Dennis J. McDonnell
Don G. Powell                             Dennis J. McDonnell
Chairman                                  President
Van Kampen Investment Advisory Corp.      Van Kampen Investment Advisory Corp.

                 PUTTING YOUR FUND'S PERFORMANCE IN PERSPECTIVE

      As you evaluate your progress toward achieving your financial goals, it is important to track your investment portfolio's performance at regular intervals. A good starting point is a comparison of your investment holdings to an applicable benchmark, such as a broad-based market index. Such a comparison can:

       - Illustrate the general market environment in which your investments are being managed

       - Reflect the impact of favorable market trends or difficult market conditions

       - Help you evaluate the extent to which your Fund's management team has responded to the opportunities and challenges presented to them over the period measured

      For these reasons, you may find it helpful to review the chart below, which compares your Fund's performance to that of the Standard & Poor's 500-Stock Index and the Lipper Growth and Income Fund Index over time. These indices are statistical composites and do not reflect any commissions or fees which would be incurred by an investor purchasing the securities they represent. Similarly, their performance does not reflect any sales charges or other costs which would be applicable to an actively managed portfolio, such as that of the Fund.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Van Kampen Prospector Fund vs. the Standard & Poor's 500-Stock Index and the Lipper Growth and Index Fund Index (December 27, 1995 through June 30, 1998)

Chart:
VK Prospector Fund 6/30//98 Report
Returns

Month            Fund Value              Lipper G & I Index        S&P 500 Index
Dec-95           $9,425                  $10,000                   $10,000
Jan-96           $9,887                  $10,297                   $10,409
Feb-96           $9,953                  $10,441                   $10,482
Mar-96           $10,160                 $10,574                   $10,621
Apr-96           $10,518                 $10,736                   $10,764
May-96           $10,603                 $10,892                   $11,010
Jun-96           $10,666                 $10,846                   $11,096
Jul-96           $10,297                 $10,404                   $10,589
Aug-96           $10,732                 $10,717                   $10,788
Sep-96           $11,093                 $11,196                   $11,437
Oct-96           $11,140                 $11,450                   $11,736
Nov-96           $11,917                 $12,187                   $12,597
Dec-96           $12,173                 $12,069                   $12,389
Jan-97           $12,701                 $12,606                   $13,149
Feb-97           $12,813                 $12,715                   $13,227
Mar-97           $12,135                 $12,272                   $12,723
Apr-97           $12,492                 $12,724                   $13,466
May-97           $13,470                 $13,464                   $14,255
Jun-97           $13,771                 $13,992                   $14,940
Jul-97           $14,853                 $14,996                   $16,107
Aug-97           $14,966                 $14,433                   $15,182
Sep-97           $15,818                 $15,163                   $16,057
Oct-97           $15,184                 $14,659                   $15,503
Nov-97           $15,624                 $15,068                   $16,195
Dec-97           $16,208                 $15,323                   $16,516
Jan-98           $16,367                 $15,351                   $16,684
Feb-98           $17,533                 $16,314                   $17,859
Mar-98           $18,355                 $17,069                   $18,815
Apr-98           $18,718                 $17,161                   $18,986
May-98           $18,015                 $16,886                   $18,629
Jun-98           $18,128                 $17,089                   $19,435

Fund's Total Return
1 Year Avg. Annual = 24.10%
Inception Avg. Annual = 26.74%


The above chart reflects the performance of Class A shares of the Fund. The performance of Class A shares will differ from that of other share classes of the Fund because of the difference in sales charges and/or expenses paid by shareholders investing in the different share classes. The Fund's performance assumes reinvestment of all distributions and includes payment of the maximum sales charge (5.75% for A shares).

While past performance is not indicative of future performance, the above information provides a broader vantage point from which to evaluate the discussion of the Fund's performance found in the following pages.

The Fund commenced operation in 1995 with limited capital invested primarily by the adviser's affiliates. While the Fund has been available for sale in a limited number of states, as of June 30, 1998 the Fund had not engaged in a broad continuous public offering and was not subject to redemption requests. The Fund's adviser believes that the portfolio has been managed substantially the same as if the Fund had been open for investment to all public investors. No assurances can be given, however, that the Fund's investment performance would have been the same during the period if the Fund had been broadly distributed. During this period, certain fees were waived and expenses were reimbursed by the Fund's adviser which had a material effect on the Fund's total return.

                           PORTFOLIO MANAGEMENT REVIEW

                           VAN KAMPEN PROSPECTOR FUND

We recently spoke to the management team of the Van Kampen Prospector Fund about the key events and economic forces that shaped the markets during the past year. The team includes B. Robert Baker, Jr., portfolio manager; Jason Leder and Edie Terreson, portfolio comanagers; and Dennis J. McDonnell, president of the adviser. The following excerpts reflect their views on the Fund's performance during the year ended June 30, 1998.

Q CAN YOU DESCRIBE THE STOCK MARKET ENVIRONMENT FOR THE FUND DURING THE REPORTING PERIOD?

A The stock market was influenced by two opposing factors. On the home front, steady economic growth and low inflation provided a very favorable climate for stocks. However, a currency collapse in Southeast Asia threatened to slow the economies of countries around the world. The Dow Jones Industrial Average struggled through the last few months of 1997, trying to regain its momentum after being unsettled by the Asian currency crisis in October. The Dow recovered quickly and proceeded to hit record highs in early 1998. During the final months of the reporting period, the Dow remained relatively flat, fluctuating around the 9000 mark.
         Investors continued to favor large, well-established companies during the reporting period because of their uncertainty about how the Asian situation would affect the U.S. markets. Generally, large-capitalization companies made greater gains than small-cap firms did.

Q GIVEN THESE EVENTS, WHAT WAS YOUR STRATEGY IN MANAGING THE FUND TO MEET ITS OBJECTIVE?

A We consistently seek to identify undervalued stocks that we believe have the potential for future price appreciation. To do this, we look for companies that are temporarily out of favor in the marketplace, because their stock prices are usually lower than what we believe these companies are actually worth. Then, we look for factors that might move the stock from being undervalued to being fairly valued. This catalyst could come from within the company in the form of new management, operational enhancements, restructuring, or reorganization. It could also be an external factor, such as an improvement in industry conditions or a regulatory change. When we find a company that is undervalued and has an identifiable catalyst, we consider adding that company to the portfolio.

Q WHICH STOCKS MADE THE GREATEST CONTRIBUTIONS TO POSITIVE PERFORMANCE?

         A Because we used a bottom-up selection process, Fund performance was driven by individual stock selection, and our biggest winners represented a broad range of industries. For example, Waste Management had been a longtime holding for the Fund, and a recent announcement that the company would be merging with U.S.A. Waste contributed to a price increase of approximately 26 percent in the last six months. Investors also favored many pharmaceutical stocks, given their steady earnings growth and low exposure to Asia. Mylan Labs, Rhone Poulenc, Pharmacia & Upjohn, and American Home Products were favorable stocks, and their valuations were reasonable compared to the rest of the pharmaceutical industry. Other standouts included PacifiCare Health Systems and American Bankers Insurance. Of course, not all stocks in the portfolio performed as favorably, and there is no guarantee that any of these stocks will perform as well in the future.

Q        WHAT FACTORS WORKED AGAINST THE FUND?

A Our large holdings in Philip Morris and RJR Nabisco impeded Fund performance. These stocks weakened this spring amid uncertainty surrounding the outcome of a number of legal and legislative issues. We added to the stocks when they became extremely cheap, reaching historically low valuations, and we believe there are several factors that could drive the stocks upward. The most significant and likely catalyst would be a more favorable resolution to the tobacco legislation than the proposals recently debated in Washington. Although the outcome is unknown, we think the stocks adequately reflect the associated risks.
         The Fund's gold stocks were a mixed bag during the reporting period. As we mentioned in the last report, gold prices were at a historic low at the end of 1997. We used that opportunity to invest, believing that nearly any change in the market environment would send gold prices higher. Gold has been very volatile this year, helping the Fund during the first quarter of 1998 but hindering it during the second quarter. As of June 30, gold prices were quite low again, so we held on to our position.

Q HOW DID THE FUND PERFORM DURING THE PAST YEAR?

A The Fund achieved a one-year total return of 31.65 percent1 (Class A shares at net asset value) as of June 30, 1998. In addition, the Fund generated total returns of 5.44 percent, 24.10 percent, and 26.74 percent for six months, 12 months, and the life of the Fund, respectively (Class A shares at maximum sales charge).
         By comparison, the Standard & Poor's 500-Stock Index returned 30.09 percent, and the Lipper Growth and Income Fund Index, which more closely resembles the Fund, returned 22.14 percent. The S&P 500-Stock Index is a broad-based, unmanaged index that reflects the general performance of the stock market, and the Lipper Growth and Income Fund Index reflects the average performance of the 30 largest growth and income funds. Keep in mind that these indices are statistical composites that do not include any commissions or sales charges that would be paid by an investor purchasing the securities or investments represented by these indices.

Q WHAT IS YOUR OUTLOOK FOR THE FUND FOR THE REMAINDER OF THE YEAR?

         A At the time of your last report, the effects of the Asian economic crisis on the U.S. stock market were unclear but ominous. Today, its effects are still uncertain, but the domestic outlook is more positive: the crisis has had a severe impact on a few segments of the U.S. market but otherwise has been fairly contained. The stock market reached new highs during the reporting period, and we expect that controlled growth and low inflation will continue to support stock prices during the remainder of the year.

          In managing the Fund, we continue to look for undervalued stocks with limited exposure to Asia. The stock market is still highly valued, with many stocks at record prices. Inflated stock prices translate into high risk for investors, because expensive securities generally have farther to fall in a market downturn than low-priced stocks. We believe that value-oriented products like the Propector Fund may be well suited for this environment.

/s/Dennis J. McDonnell
Dennis J. McDonnell
President
Van Kampen Investment Advisory Corp.

/s/B. Robert Baker, Jr.
B. Robert Baker, Jr.
Portfolio Manager

/s/Jason Leder
Jason Leder
Portfolio Comanager

/s/Edie Terreson
Edie Terreson
Portfolio Comanager

VAN KAMPEN PROSPECTOR FUND


Portfolio of Investments
June 30, 1998



Description                                       Shares           Market Value
Common Stocks 98.1%
Consumer Distribution  3.6%
CompUSA, Inc. (a)                                      1,740            $31,429
Proffitt's, Inc. (a)                                    330              13,324
Sears, Roebuck & Co.                                    370              22,593
                                                                      ----------
                                                                         67,346
                                                                      ----------

Consumer Non-Durables  12.3%
Dial Corp.                                              2,460            63,806
Kimberly-Clark Corp.                                    930              42,664
Philip Morris Cos., Inc.                                1,690            66,544
RJR Nabisco Holdings Corp.                             2,295             54,506
                                                                      ----------

                                                                        227,520
                                                                      ----------

Consumer Services  1.1%
Hilton Hotels Corp.                                     400              11,400
News Corp. Ltd. - ADR (Australia)                       300               8,475
                                                                     ----------

                                                                         19,875
                                                                     ----------

Energy  4.9%
Amoco Corp.                                             480              19,980
Chevron Corp.                                           190              15,782
ENI SpA - ADR (Italy)                                   300              19,500
Texaco, Inc.                                            280              16,713
YPF Sociedad Anonima, Class D - ADR (Argentina) (a)     630              18,939
                                                                     ----------

                                                                         90,914
                                                                     ----------

Finance  10.9%
AMBAC, Inc.                                             830              48,555
Bear Stearns Cos., Inc.                                 259              14,731
Chase Manhattan Corp.                                   240              18,120

CMAC Investment Corp.                                   360              22,140
Conseco, Inc.                                            170              7,947
LandAmerica Financial Group, Inc.                      1,070             61,257
United Asset Management Corp.                          400               10,425


                                              See Notes to Financial Statements

Van Kampen Prospector Fund

June 30, 1998


Description                                       Shares           Market Value

Finance (Continued)
Washington Mutual, Inc.                                420              $18,244
                                                                     ----------

                                                                        201,419
                                                                     ----------

Healthcare  11.1%
American Home Products Corp.                           930               48,127
Mylan Laboratories, Inc.                               860               25,854
PacifiCare Health Systems, Class B (a)                 300               26,513
Pharmacia & Upjohn, Inc.                               370               17,066
Rhodia, SA - ADR (France) (a)                          100                2,725
Rhone-Poulenc, SA, Class A - ADR (France)              740               41,579
Tenet Healthcare Corp. (a)                           1,400               43,750
                                                                     ----------

                                                                        205,614
                                                                     ----------

Producer Manufacturing  9.9%
Alstom SA - ADR (France) (a)                           600               19,538
American Power Conversion Corp. (a)                  1,150               34,500
Cognex Corp. (a)                                     2,115               39,127
LucasVarity Plc. - ADR (United Kingdom)                310               12,342
Navistar International Corp. (a)                       280                8,085
U.S. Filter Corp. (a)                                  760               21,327
Waste Management, Inc.                               1,390               48,650
                                                                     ----------

                                                                        183,569
                                                                     ----------

Raw Materials/Processing Industries  11.4%
Barrick Gold Corp.                                      1,100            21,106
Bethlehem Steel Corp. (a)                                 240             2,985
Boise Cascade Corp.                                       355            11,626
British Steel Plc. - ADR (United Kingdom)                 830            18,883
Champion International Corp.                              130             6,394
Freeport-McMoRan Copper & Gold, Inc., Class B           1,540            23,389
Homestake Mining Co.                                    3,340            34,652
Louisiana-Pacific Corp.                                 2,360            43,070
Newmont Mining Corp.                                    1,200            28,350
Placer Dome, Inc.                                       1,200            14,100
Stone Container Corp. (a)                                 460             7,188
                                                                     ----------

                                                                        211,743
                                                                     ----------

                                              See Notes to Financial Statements

Van Kampen Prospector Fund

June 30, 1998


Description                                           Shares        Market Value
Technology  6.8%
Amkor Technology, Inc. (a)                              430              $4,018
Avnet, Inc.                                             210              11,484
Electronics for Imaging, Inc. (a)                       460               9,718
Etec Systems, Inc. (a)                                  330              11,612
Micron Technology, Inc. (a)                            460               11,414
Quantum Corp. (a)                                       1,070            22,202
SunGard Data Systems, Inc. (a)                         1,130             43,364
VLSI Technology, Inc. (a)                               740              12,418
                                                                     ----------

                                                                         126,230
                                                                     ----------

Transportation  0.3%
Canadian National Railway Co.                           100               5,313
                                                                     ----------

Utilities  25.8%
BEC Energy                                              500              20,750
Bell Atlantic Corp.                                     600              27,375
Endesa SA - ADR (Spain)                                 650              14,056
Houston Industries, Inc.                                2,400            74,100
Idaho Power Co.                                         1,000            34,625
Niagara Mohawk Power Corp. (a)                            200             2,987
Northeast Utilities (a)                                 1,210            20,494
OGE Energy Corp.                                        1,000            27,000
PacifiCorp                                              3,200            72,400
Pinnacle West Capital Corp.                               700            31,500
Public Service Co. of New Mexico                          830            18,831
Texas Utilities Co.                                     1,870            77,839
US WEST, Inc.                                           1,160            54,520
                                                                     ----------

                                                                        476,477
                                                                     ----------

Total Long-Term Investments  98.1%
   (Cost $1,597,089)                                                  1,816,020

Other Assets in Excess of Liabilities   1.9%                             35,018
                                                                     ----------

Net Assets    100.0%                                                  $1,851,038
                                                                     ===========


(a) Non-income producing security as this stock currently does not declare dividends.

                                              See Notes to Financial Statements

VAN KAMPEN PROSPECTOR FUND

STATEMENT OF ASSETS AND LIABILITIES
June 30, 1998


ASSETS:
         Total Investments (Cost $1,597,089)                   $      1,816,020
         Cash                                                             1,261
         Receivables:
                  Expense Reimbursement from Adviser                     82,510
                  Investments Sold                                        6,328
                  Dividends                                               6,207
         Unamortized Organizational Costs                                20,062
         Other                                                              805
                                                                 ---------------

                           Total Assets                                1,933,193
                                                                 ---------------
LIABILITIES:

         Accrued Expenses                                                35,978
         Deferred Compensation and Retirement Plans                      24,763
         Payable to Distributor and Affliates                            21,414
                                                                 ---------------

                           Total Liabilities                             82,155
                                                                 ---------------

NET ASSETS                                                      $     1,851,038
                                                                 ==============
NET ASSETS CONSIST OF:
         Capital                                                $     1,366,891
         Accumulated Net Realized Gain                                  281,283
         Net Unrealized Appreciation                                    218,931
         Accumulated Undistributed Net Investment Income                (16,067)
                                                                 ---------------
NET ASSETS                                                      $     1,851,038
                                                                 ===============

MAXIMUM OFFERING PRICE PER SHARE:
         Class A Shares:
                  Net asset value and redemption price per share
(Based on net assets of
                  $1,619,058  and 101,359 shares of beneficial
interest issued and outstanding)                                    $      15.97
Maximum sales charge (5.75%* of offering price)                            0.97
                                                                      ----------

Maximum offering price to public                                      $   16.94
                                                                      ==========

Class B Shares:
Net asset value and offering price per share
(Based on net assets of $115,990
and 7,262 shares of beneficial interest issued and outstanding)         $ 15.97
                                                                      ==========

Class C Shares:
Net asset value and offering price per share
(Based on net assets of $115,990
and 7,262 shares of beneficial interest issued and outstanding)
                                                                        $ 15.97

                                                                       =========

* On sales of $50,000 or more, the sales charge will be reduced.

                                              See Notes to Financial Statements

VAN KAMPEN PROSPECTOR FUND

STATEMENT OF OPERATIONS
For the Year Ended June 30, 1998


INVESTMENT INCOME:
         Dividends                                            $          33,513
                                                                      ----------

EXPENSES:
         Accounting                                                      28,861
         Shareholder Reports                                             22,389
         Shareholder Services                                            15,036
         Audit                                                           11,992
         Investment Advisory Fee                                         11,782
         Trustees' Fees and Expenses                                      8,483
         Amortization of Organizational Costs                             7,997
         Legal                                                            5,934
         Registration                                                     1,800
         Custody                                                          2,145
         Miscellaneous                                                    8,284
                                                                      ----------

        Total Expenses                                                  124,703
        Less: Fees Waived and Expenses Reimbursed
            ($11,782 and $91,388, respectively)                         103,170
            Credits earned on Overnight Cash Balances                       474
                                                                      ----------

                           Net Expenses                                  21,059
                                                                      ----------

NET INVESTMENT INCOME                                                  $ 12,454
                                                                      ==========

REALIZED AND UNREALIZED GAIN/LOSS:
         Net Realized Gain                                     $        373,394
                                                                      ----------

         Unrealized Appreciation/Depreciation:
                  Beginning of the Period                               158,790
                  End of the Period                                     218,931
         Net Unrealized Appreciation During the Period                   60,141
                                                                      ----------

NET REALIZED AND UNREALIZED GAIN                               $        433,535
                                                                      ==========
NET INCREASE IN NET ASSETS FROM OPERATIONS                     $        445,989
                                                                      ==========

                                               See Notes to Financial Statements

VAN KAMPEN PROSPECTOR FUND

STATEMENT OF CHANGES IN NET ASSETS For the Years Ended June 30, 1998 and 1997



                                                                    Year Ended                Year Ended
                                                                   June 30, 1998             June 30, 1997
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income                                            $        12,454            $        5,574
Net Realized Gain                                                        373,394                    50,199
Net Unrealized Appreciation During the Period                             60,141                   140,918
                                                                 ---------------            --------------
Change in Net Assets from Operations                                     445,989                   196,691
                                                                 ---------------            --------------
Distributions from Net Investment Income                                (13,056)                   (6,087)
Distributions in Excess of Net Investment Income                        (16,067)                       -0-
                                                                  ---------------            --------------
Distributions from and in Excess of Net Investment Income *             (29,123)                   (6,087)
Distributions from Net Realized Gain *                                 (133,630)                  (15,600)
                                                                  ---------------            --------------
Total Distributions                                                    (162,753)                  (21,687)
                                                                  ---------------            --------------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES                      283,236                   175,004
                                                                  ---------------            --------------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold                                                    -0-                 1,000,000
Net Asset Value of Shares Issued Through Dividend Reinvestment           162,753                     4,341
                                                                 ---------------            --------------
CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS                           162,753                 1,004,341

TOTAL INCREASE IN NET ASSETS                                             445,989                 1,179,345

NET ASSETS:
Beginning of the Period                                                1,405,049                   225,704
                                                                  ---------------            --------------

End of the Period (Including accumulated
         undistributed net investment
         income of $(16,067) and $602, respectively)          $        1,851,038         $       1,405,049
                                                                  ===============            ===============


                                                                    Year Ended                   Year Ended
 *Distributions by Class                                          June 30, 1998              June 30, 1997


 Distributions from and in excess of Net Investment Income:
         Class A Shares                                        $        (25,473)            $       (4,041)
         Class B Shares                                                  (1,825)                    (1,023)
         Class C Shares                                                  (1,825)                    (1,023)
                                                                  ---------------             --------------
                                                               $        (29,123)            $       (6,087)
                                                                  ---------------             --------------

 Distributions from Net Realized Gain:
         Class A Shares                                        $        (116,882)          $        (5,460)
         Class B Shares                                                  (8,374)                    (5,070)
         Class C Shares                                                  (8,374)                    (5,070)
                                                                  ---------------             --------------
                                                              $        (133,630)           $       (15,600)
                                                                  ---------------             --------------


                                              See Notes to Financial Statements

                           VAN KAMPEN PROSPECTOR FUND

                              FINANCIAL HIGHLIGHTS
The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.


                                                                                        December 27, 1995
                                                                                          (Commencement
                                                                                          of Investment
                                                        Year Ended June 30,               Operations) to
Class A Shares                                       1998              1997 (a)           June 30, 1996
Net Asset Value, Beginning of the Period          $     13.473     $     11.285          $      10.000
                                                --------------    -------------          -------------

         Net Investment Income                           0.131            0.115                  0.072
         Net Realized and Unrealized Gain                3.924            2.996                  1.239
                                                --------------    -------------          -------------

Total from Investment Operations                         4.055            3.111                  1.311
                                                --------------    -------------          -------------

Less:
         Distributions from and in Excess
          of Net Investment Income                       0.275            0.143                  0.026

         Distributions from Net Realized Gain            1.279            0.780                  0.000
                                                --------------    -------------          -------------

Total Distributions                                      1.554            0.923                  0.026
                                                --------------    -------------          -------------

Net Asset Value, End of the Period                 $     15.974    $      13.473          $     11.285
                                                   ============    =============         =============


Total Return * (b)                                        31.65%           29.11%                13.10%**

Net Assets at End of the Period (In thousands)         $1,619.1         $1,229.0                 $78.9

Ratio of Expenses to Average Net Assets* (c)               1.28%            1.55%                 1.33%

Ratio of Net Investment Income to Average Net Assets*      0.74%            1.19%                 1.34%

Portfolio Turnover                                          132%            104%                    69%**


*If certain expenses had not been assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:

Ratio of Expenses to Average Net Assets (c)                7.40%           18.41%                20.75%

Ratio of Net Investment Income to Average Net Assets      (5.38%)         (15.97%)              (18.07%)


** Non-Annualized

(a) Based on average shares outstanding.

(b) Total Return is based upon Net Asset Value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(c) The Ratio of Expenses to Average Net Assets does not reflect credits earned on overnight cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .03%, .30% and .04% for the years ended June 30, 1998 and 1997, and for the period ending June 30, 1996, respectively.

                                              See Notes to Financial Statements

                           VAN KAMPEN PROSPECTOR FUND

       The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.



                                                                                       December 27, 1995
                                                                                         (Commencement
                                                                                          of Investment
                                                        Year Ended June 30,             Operations) to
Class B Shares                                       1998              1997 (a)          June 30, 1996


Net Asset Value, Beginning of the Period         $      13.473   $       11.285          $      10.000
                                                --------------   --------------       ----------------

         Net Investment Income                           0.131            0.113                  0.072
         Net Realized and Unrealized Gain                3.923            3.020                  1.239
                                                --------------   --------------       ----------------

Total from Investment Operations                         4.054            3.133                  1.311
                                                --------------   --------------       ----------------

Less:
         Distributions from and in Excess
         of Net Investment Income                         0.275           0.165                  0.026
         Distributions from Net Realized Gain             1.279           0.780                  0.000
                                                ---------------  --------------       ----------------

Total Distributions                                       1.554           0.945                  0.026
                                                ---------------  --------------       ----------------

Net Asset Value, End of the Period                $      15.973    $     13.473            $    11.285
                                                 ==============  ==============       ================


Total Return * (b)                                        31.65%          29.11%                 13.19%**

Net Assets at End of the Period (In thousands)           $116.0           $88.0                   $73.4

Ratio of Expenses to Average Net Assets* (c)              1.28%            1.55%                   1.33%

Ratio of Net Investment Income to Average Net Assets*     0.74%            0.86%                   1.34%

Portfolio Turnover                                         132%             104%                   69%**


*If certain expenses had not been assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:

Ratio of Expenses to Average Net Assets (c)                 7.40%          18.41%                  20.75%

Ratio of Net Investment Income to Average Net Assets       (5.38%)       (16.30%)                (18.07%)


** Non-Annualized

(a) Based on average shares outstanding.

(b) Total Return is based upon Net Asset Value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(c) The Ratio of Expenses to Average Net Assets does not reflect credits earned on overnight cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .03%, .30% and .04% for the years ended June 30, 1998 and 1997, and for the period ending June 30, 1996, respectively.

                                              See Notes to Financial Statements

                           VAN KAMPEN PROSPECTOR FUND

       The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.



                                                                                   December 27, 1995
                                                                                    (Commencement
                                                                                    of Investment
                                                      Year Ended June 30,            Operations) to
Class C Shares                                     1998              1997 (a)         June 30, 1996


Net Asset Value, Beginning of the Period       $      13.473    $        11.285       $        10.000
                                               --------------    --------------       ---------------

         Net Investment Income                         0.131              0.113                 0.072
         Net Realized and Unrealized Gain              3.923              3.020                 1.239
                                               --------------    --------------       ---------------

Total from Investment Operations                       4.054              3.133                 1.311
                                               --------------    --------------       ---------------

Less:
         Distributions from and in Excess
of Net Investment Income                                0.275             0.165                 0.026
         Distributions from Net Realized Gain           1.279             0.780                 0.000
                                               --------------    --------------       ---------------

Total Distributions                                     1.554             0.945                 0.026
                                               --------------    --------------       ---------------

Net Asset Value, End of the Period              $      15.973    $       13.473       $        11.285
                                                =============    ==============       ===============

Total Return * (b)                                      31.65%            29.11%              13.19%**

Net Assets at End of the Period (In thousands)         $116.0              $88.0               $73.4

Ratio of Expenses to Average Net Assets* (c)             1.28%              1.55%               1.33%

Ratio of Net Investment Income to Average Net Assets     0.74%              0.86%               1.34%

Portfolio Turnover                                        132%               104%                 69%**


*If certain expenses had not been assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:

Ratio of Expenses to Average Net Assets (c)               7.40%            18.41%               20.75%

Ratio of Net Investment Income to Average Net Assets     (5.38%)          (16.30%)             (18.07%)


** Non-Annualized

(a) Based on average shares outstanding.

(b) Total Return is based upon Net Asset Value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(c) The Ratio of Expenses to Average Net Assets does not reflect credits earned on overnight cash balances. If these credits were reflected as a reduction of expenses, the ratios would decrease by .03%, .30% and .04% for the years ended June 30, 1998 and 1997, and for the period ending June 30, 1996, respectively.

                                              See Notes to Financial Statements

                           VAN KAMPEN PROSPECTOR FUND
                          NOTES TO FINANCIAL STATEMENTS
                                  JUNE 30, 1998


 1.  SIGNIFICANT ACCOUNTING POLICIES
Van Kampen Prospector Fund, formerly known as the Van Kampen American Capital Prospector Fund, (the "Fund") is organized as a series of the Van Kampen Equity Trust, a Delaware business trust (the "Trust") and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek capital growth and income through investing principally in income producing equity securities and other equity securities. The Fund commenced investment operations on December 27, 1995, with three classes of common shares, Class A, Class B and Class C shares.
     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION - Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange or, if not available, their fair market value as determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

         B. SECURITY TRANSACTIONS - Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Investment Advisory Corp. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

         C. INCOME AND EXPENSES - Dividend income is recorded on the ex-dividend date. Expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.


         D. ORGANIZATIONAL COSTS - The Fund will reimburse Van Kampen Funds Inc. or its affiliates (collectively "Van Kampen") for costs incurred in connection with the Fund's organization in the amount of $40,000. These costs are being amortized on a straight line basis over the 60 month period ending December 26, 2000. The Adviser has agreed that in the event any of the initial shares of the Fund originally purchased by Van Kampen are redeemed during the amortization period, the Fund will be reimbursed for any unamortized organizational costs in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

         E. FEDERAL INCOME TAXES - It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income and gains, if any, to its shareholders. Therefore, no provision for federal income taxes is required. Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of wash sales.

     At June 30, 1998, for federal income tax purposes, cost of long-term investments is $1,615,642; the aggregate gross unrealized appreciation is $264,795, and the aggregate gross unrealized depreciation is $64,417, resulting in net unrealized appreciation of $200,378.

         F. DISTRIBUTION OF INCOME AND GAINS - The Fund declares and pays dividends quarterly from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included in ordinary income for tax purposes.

     Due to inherent differences in the recognition of expenses under generally accepted accounting principles and federal income tax purposes, the amount of distributed net investment income may differ for a particular period. These differences are temporary in nature, but may result in book basis distribution in excess of net investment income for certain periods.

     For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended June 30, 1998. The Fund designated $9,170 as a 28% rate capital gain distribution and $4,784 as a 20% rate capital gain distribution. Shareholders were sent a 1997 Form 1099-DIV in January 1998 representing their proportionate share of the capital gain distribution to be reported on their income tax returns. For corporate shareholders, 11.42% of their distributions qualify for the dividend received deductions.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE NET ASSETS                       % PER ANNUM
First $500 million                              .70%
Next $500 million                               .65%
Over $1 billion                                 .60%

         For the year ended June 30, 1998, the Fund recognized expenses of approximately $300 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person. All of this cost has been assumed by Van Kampen.

                           VAN KAMPEN PROSPECTOR FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                  JUNE 30, 1998


         For the year ended June 30, 1998, the Fund incurred expenses of approximately $35,400 representing Van Kampen's cost of providing accounting and legal services to the Fund. All of this cost has been assumed by Van Kampen.

        Van Kampen Investor Services Inc. ("VKIS"), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended June 30, 1998, the Fund recognized expenses of approximately $15,000. Beginning in 1998, the transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks. All of this cost has been assumed by Van Kampen.

       Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

       The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is equal to $2,500.

       At June 30, 1998, Van Kampen owned all shares of Classes A, B and C, respectively.

3.  CAPITAL TRANSACTIONS
The Fund has outstanding three classes of shares of beneficial interest, Classes A, B and C, each with a par value of $.01 per share. There are an unlimited number of shares of each class authorized. At June 30, 1998 capital aggregated $1,215,609, $75,641 and $75,641 for classes A, B, and C, respectively. For the year ended June 30, 1998, transactions were as follows:


                                        Shares          Value
                                     ------------- ----------------
Dividend Reinvestment:
  Class A                                   10,142      $142,357

  Class B                                     727         10,198

  Class C                                     727         10,198

                                     ------------- ----------------
Total Dividend Reinvestments               11,596       $162,753
                                     ============= ================

         At June 30, 1997 capital aggregated $1,073,252, $65,443 and $65,443 for classes A, B, and C, respectively. For the year ended June 30, 1997, transactions were as follows:

                                        Shares          Value
                                     ------------- ----------------
Sales:
  Class A                                  83,963   $    1,000,000
  Class B                                     -0-              -0-
  Class C                                     -0-              -0-
                                     ------------- ----------------
Total Sales                                83,963   $    1,000,000
                                     ============= =================
Dividend Reinvestment:
  Class A                                     254           $3,429

  Class B                                      35             456

  Class C                                      35             456
                                     ------------- ----------------
Total Dividend Reinvestments                  324         $ 4,341
                                     ============= ================


Class B and Class C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). Class B and Class C shares will automatically convert to Class A shares after the seventh and tenth years, respectively, following purchase. The CDSC will be imposed on most redemptions made within five years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.


                                  ContingValueeferred
                                     Sales Charge
                                 Class B      Class C
Year of Redemption               Shares        Shares
------------------------------ ------------ -------------
First                             5.00%        1.00%
Second                            4.00%         None
Third                             3.00%         None
Fourth                            2.50%         None
Fifth                             1.50%         None
Sixth and thereafter              None          None

4.  INVESTMENT TRANSACTIONS
During the year ended June 30, 1998, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $2,180,788 and $2,223,842 respectively.

         5. DISTRIBUTION AND SERVICE PLANS The Fund and its Shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

     The Fund's net assets are subject to annual fees under the Plans of up to .25% for Class A net assets and 1.00% each for Class B and Class C net assets.
No fees related to the Plans have been accrued by the Fund as the Fund is currently owned solely by affiliated persons.

KPMG PEAT MARWICK LLP



                        REPORT OF INDEPENDENT ACCOUNTANTS

   The Board of Trustees and Shareholders of
    Van Kampen Prospector Fund:

   We have audited the accompanying statement of assets and liabilities of Van Kampen Prospector Fund (the "Fund"), including the portfolio of investments, as of June 30, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Prospector Fund as of June 30, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.


                                                           KPMG Peat Marwick LLP


   Chicago, Illinois
   August 7, 1998

                           VAN KAMPEN PROSPECTOR FUND



BOARD OF TRUSTEES                          INVESTMENT ADVISER

J. MILES BRANAGAN                          VAN KAMPEN INVESTMENT ADVISORY CORP.
RICHARD M. DEMARTINI                       One Parkview Plaza
LINDA HUTTON HEAGY                         Oakbrook Terrace, Illinois 60181
R. CRAIG KENNEDY
JACK E. NELSON                             DISTRIBUTOR
DON G. POWELL*
PHILLIP B. ROONEY                          VAN KAMPEN FUNDS INC.
FERNANDO SISTO                             One Parkview Plaza
WAYNE W. WHALEN* - Chairman                Oakbrook Terrace, Illinois 60181

OFFICERS                                   SHAREHOLDER SERVICING AGENT

DENNIS J. MCDONNELL*                       VAN KAMPEN INVESTOR SERVICES INC.
    President                              P.O. Box 418256
                                           Kansas City, Missouri 64141-9256
RONALD A. NYBERG*
    Vice President and Secretary           CUSTODIAN

EDWARD C. WOOD, III*                       STATE STREET BANK AND TRUST COMPANY
    Vice President and Chief
    Financial Officer                      225 Franklin Street
                                           P.O. Box 1713
CURTIS W. MORELL*                          Boston, Massachusetts 02105
    Vice President and Chief
     Accounting Officer
                                           LEGAL COUNSEL
JOHN L. SULLIVAN*
    Treasurer                              SKADDEN, ARPS, SLATE, MEAGHER &
                                           FLOM (ILLINOIS)
                                           333 West Wacker Drive
TANYA M. LODEN*                            Chicago, Illinois 60606
    Controller
                                           INDEPENDENT ACCOUNTANTS
PETER W. HEGEL*
PAUL R. WOLKENBERG*                        KPMG PEAT MARWICK LLP
     Vice Presidents                       Peat Marwick Plaza
                                           303 East Wacker Drive
                                           Chicago, Illinois 60601



* "Interested" persons of the Fund, as defined in the Investment Company Act of 1940.

    Van Kampen Funds Inc., 1998   All Rights Reserved.

SM denotes a service mark of Van Kampen Funds Inc.

-------------------------------------------------------------------------------
                             TAX NOTICE TO CORPORATE
                                  SHAREHOLDERS
         For the fiscal year ended June 30, 1998, 11.42% of the dividends taxable as ordinary income qualified for the 70% dividends received deduction for corporations. For the calendar year ended December 31, 1997, 10.67% of the dividends taxable as ordinary income qualified for the 70% dividends received deduction for corporations.
-------------------------------------------------------------------------------

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data. After December 31, 1998, the report, if used with prospective investors, must be accompanied by a quarterly performance update.